                               THE MAINSTAY FUNDS

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1998

               AS SUPPLEMENTED JULY 27, 1998 AND JANUARY 13, 1999


--------------------------------------------------------------------------------

        The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of twenty-two series, the following fifteen of which are discussed herein: California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually or collectively referred to as a "Fund" or the "Funds"). MainStay Management, Inc. (the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory agreements with MacKay-Shields Financial Corporation ("MacKay-Shields") the Sub-Adviser for fourteen of the Funds and Monitor Capital Advisors, Inc. ("Monitor"), Sub-Adviser for the Equity Index Fund. MacKay-Shields and Monitor are sometimes jointly referred to as the "Sub-Advisers."

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated May 1, 1998, as amended or supplemented from time to time, a copy of which may be obtained without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offers contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

                                TABLE OF CONTENTS


                                                                                                           PAGE IN
                                                                                                        STATEMENT OF
                                                                                                         ADDITIONAL
                                                                                                         INFORMATION
                                                                                                         -----------
ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND..........................................................6

INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS....................................................9
         Repurchase Agreements...................................................................................9
         Lending of Portfolio Securities........................................................................11
         Bank Obligations.......................................................................................12
         U.S. Government Securities.............................................................................13
         Debt Securities........................................................................................13
         Convertible Securities.................................................................................14
         Arbitrage..............................................................................................15
         Foreign Securities.....................................................................................16
         Foreign Currency Transactions..........................................................................17
         Foreign Index-Linked Instruments.......................................................................21
         Brady Bonds............................................................................................21
         Municipal Securities...................................................................................22
         Industrial Development and Pollution Control Bonds.....................................................27
         Variable Rate Demand Notes ("VRDNs")...................................................................28
         Floating and Variable Rate Securities..................................................................29
         Zero Coupon Bonds......................................................................................29
         Standby Commitments -- Obligations with Puts Attached..................................................30
         When-Issued Securities.................................................................................31
         Mortgage-Related and Other Asset-Backed Securities.....................................................32
         Short Sales Against the Box............................................................................42
         Options on Securities..................................................................................42
         Options on Foreign Currencies..........................................................................49
         Securities Index Options...............................................................................52
         Futures Transactions...................................................................................53
         Swap Agreements........................................................................................64
         Loan Participation Interests...........................................................................67
         Risks Associated with Debt Securities..................................................................69
         Risks of Investing in High Yield Securities ("Junk Bonds").............................................69

HIGH YIELD CORPORATE BOND FUND, STRATEGIC
     VALUE FUND AND STRATEGIC INCOME FUND

     SPECIAL CONSIDERATIONS.....................................................................................70

EQUITY INDEX FUND

     SPECIAL CONSIDERATIONS.....................................................................................71

TOTAL RETURN FUND

     SPECIAL CONSIDERATIONS.....................................................................................72

CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

         SPECIAL CONSIDERATIONS.................................................................................72
         Risk Factors Affecting California Municipal Securities.................................................73
         Risk Factors Affecting New York Municipal Securities...................................................85
         Special Considerations Affecting Puerto Rico..........................................................102

THE EQUITY INDEX FUND GUARANTEE................................................................................108

FUNDAMENTAL INVESTMENT RESTRICTIONS............................................................................110

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS........................................................................112

TRUSTEES AND OFFICERS..........................................................................................117

THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR..............................................................125
         Management Agreement..................................................................................125
         Sub-Advisory Agreements...............................................................................126
         Distribution Agreement................................................................................129
         Other Services........................................................................................136
         Expenses Borne by the Trust...........................................................................138

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................................................139

NET ASSET VALUE................................................................................................144

SHAREHOLDER INVESTMENT ACCOUNT.................................................................................147

SHAREHOLDER SERVICING AGENT....................................................................................148

PURCHASES, REDEMPTION AND REPURCHASE...........................................................................148
         Purchase at NAV.......................................................................................148
         Distributions in Kind.................................................................................148
         Suspension of Redemptions.............................................................................149
         CDSC Waivers..........................................................................................149

TAX-DEFERRED RETIREMENT PLANS..................................................................................150

         Cash or Deferred Profit Sharing Plans Under Section 401(k)
              for Corporations and Self-Employed Individuals...................................................150
         Individual Retirement Account ("IRA").................................................................150
         403(b)(7) Tax Sheltered Account.......................................................................153
         General Information...................................................................................153

CALCULATION OF PERFORMANCE QUOTATIONS..........................................................................154

TAX STATUS.....................................................................................................163
         Taxation of the Funds.................................................................................163
         Character of Distributions to Shareholders -- General.................................................166
         Character of Distributions to Shareholders -- The Tax-Free Funds......................................168
         Discount..............................................................................................169
         Users of Bond-Financed Facilities.....................................................................170
         Taxation of Options, Futures and Similar Instruments..................................................170
         Passive Foreign Investment Companies..................................................................172
         Foreign Currency Gains and Losses.....................................................................173
         Commodity Investments.................................................................................174
         Dispositions of Fund Shares...........................................................................174
         Tax Reporting Requirements............................................................................175
         Foreign Taxes.........................................................................................176
         State and Local Taxes - General.......................................................................177
         Explanation of Fund Distributions.....................................................................178
         Additional Information Regarding the Equity Index Fund................................................178
         Additional Information Regarding the California Tax Free
              Fund and New York Tax Free Fund..................................................................179
         Annual Statements.....................................................................................180
         General Information...................................................................................181

ORGANIZATION AND CAPITALIZATION................................................................................181
         General...............................................................................................181
         Voting Rights.........................................................................................182
         Shareholder and Trustee Liability.....................................................................182

OTHER INFORMATION..............................................................................................183
         Independent Accountants...............................................................................183
         Legal Counsel.........................................................................................183
         Share Ownership of the Funds..........................................................................183
         Code of Ethics........................................................................................187
         Year 2000.............................................................................................187

FINANCIAL STATEMENTS...........................................................................................188

             ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND

         Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in the Prospectus. The following discussion elaborates on the presentation of the Money Market Fund's investment policies contained in the Prospectus.

         The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars. Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the Securities and Exchange Commission ("SEC"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Sub-Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (I) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class debt obligations that is comparable priority and security, and that are rated in the highest rating category by (I) any two NRSRO's or,
(ii) if rated by only one NRSRO, by that NRSRO;(3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Sub-Adviser;(4)(I) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantees", the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee,(5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to seventy five percent of its total assets, shall not have invested more than ten percent of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is a not within the highest rating category by NRSROs, the Fund shall not have invested more than five percent of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Sub-Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Sub-Adviser and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

         Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

         The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

          INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

         The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus.

REPURCHASE AGREEMENTS

         The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees. The Equity Index Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, and with respect to securities of the type in which the Fund may invest. In addition, the International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

         A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund, California Tax Free Fund and New York Tax Free Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's Custodian. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders. Subject to applicable limitations, the Tax Free Bond Fund will enter into repurchase agreements as a means of earning income on its cash reserves when, in the judgment of the Sub-Adviser, shareholders would benefit more from receiving taxable income thereon than from earning no income or tax-free income at a lower rate on such reserves.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Sub-Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         The Strategic Income Fund, Strategic Value Fund, California Tax Free Fund and New York Tax Free Fund may enter into reverse repurchase agreements. A Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each of the California Tax Free Fund and New York Tax Free Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 10% of its total assets. Each of the Strategic Income Fund and Strategic Value Fund will limit its investments in reverse repurchase agreements to no more than 5% of its total assets.

LENDING OF PORTFOLIO SECURITIES

         Each Fund, except the Tax Free Bond Fund and the Money Market Fund, may seek to increase its income by lending portfolio securities. Under guidelines adopted by the Funds' Board, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, under the supervision and control of the Funds' Sub-Advisers.

         As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and approved by the Board, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. The value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. In addition, pursuant to guidelines adopted by the Board, each Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

BANK OBLIGATIONS

         Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

         Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and savings and loan associations, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. See "Mortgage-Related and Other Asset-Backed Securities." The Equity Index Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

DEBT SECURITIES

         Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

CONVERTIBLE SECURITIES

         The Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Value Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other debt instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

         Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

         As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

         Accordingly, convertible securities have unique investment characteristics because (I) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

         Each Fund, except the California Tax Free Fund, Equity Index Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Funds do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund.

FOREIGN SECURITIES

         Except for the California Tax Free Fund, Government Fund, New York Tax Free Fund and Tax Free Bond Fund, each Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

         Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

FOREIGN CURRENCY TRANSACTIONS

         Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent it invests in foreign securities, enter into forward foreign currency transactions in order to protect against uncertainty in the level of future foreign currency exchange rates. Each of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

         Foreign currency transactions in which the Funds may engage include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Generally, the Sub-Adviser believes that the best interest of a Fund will be served if a Fund is permitted to enter into forward contracts under specified circumstances. First, when a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

         Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

         Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

         At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

         In cases of transactions which constitute "transaction" hedges, or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract. The Funds cannot assure that the techniques discussed above will be successful. Successful use of forward contracts depends on the investment manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as investment managers anticipate. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

         The Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

         As part of its investment program, and to maintain greater flexibility, the International Bond Fund, International Equity Fund and Strategic Income Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument.

BRADY BONDS

         Each of the Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund, Strategic Value Fund and Total Return Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

MUNICIPAL SECURITIES

         Municipal securities generally are understood to include debt obligations issued by, or on behalf of, states, territories and possessions of the United States and their political sub-divisions, agencies and instrumentalities and the District of Columbia, to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues. Municipal securities also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of, and interest on, its or their municipal securities may be materially and adversely affected.

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

         Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the FNMA or GNMA.

         Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

         Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         An entire issue of Municipal Bonds may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, Municipal Bonds which are not publicly offered may nevertheless be readily marketable. A secondary market exists for Municipal Bonds which were not publicly offered initially.

         The Tax Free Bond Fund may invest more than 25% of its total assets in Municipal Bonds the issuers of which are located in the same state and may invest more than 25% of its total assets in Municipal Bonds the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all Municipal Bonds of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of Municipal Bonds.

         The Tax Free Bond Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Sub-Adviser believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.

         There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of Municipal Bonds both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of Municipal Bonds which are not General Obligation Bonds is made by the Sub-Adviser on the basis of the characteristics of the Municipal Bonds as described above, the most significant of which is the source of funds for the payment of principal of and interest on such Bonds.

         In order to limit certain of these risks, the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund will not invest more than 10% (15% in the case of the Strategic Income Fund) of its total assets in municipal lease obligations that are illiquid (along with all other illiquid securities). The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

         There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

         INCOME LEVEL AND CREDIT RISK Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in Municipal Bonds, that risk cannot be entirely eliminated.

         TAX CONSIDERATIONS With respect to the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, income derived by a Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped Municipal Bonds and their coupons may also be treated as taxable income under certain circumstances.

         The Tax Reform Act of 1986 ("TRA") limited the types and volume of Municipal Bonds qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain Municipal Bonds as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain Municipal Bonds after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

         Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

         Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

VARIABLE RATE DEMAND NOTES ("VRDNS")

         The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

FLOATING AND VARIABLE RATE SECURITIES

         Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well.

         The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Funds' limitations on investments in such securities.

ZERO COUPON BONDS

         The Funds, except the Equity Index Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

         The California Tax Free Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Sub-Adviser understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that standby commitments will be available to a Fund, nor has the California Tax Free Fund, New York Tax Free Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.

         A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

WHEN-ISSUED SECURITIES

         The Funds may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal bonds, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Each Fund may buy Mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.

         MORTGAGE PASS-THROUGH SECURITIES Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage pass-through securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

         The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCS are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Funds' quality standards.

         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the Funds may invest may be: (I) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

         The California Tax Free Fund, New York Tax Free Fund and Equity Index Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Sub-Advisers' opinion are illiquid if, as a result, more than 10% (15% in the case of the International Equity, International Bond, Strategic Income and Strategic Value Funds) of the value of the Fund's total assets will be illiquid.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs are structured into multiple classes, each bearing a different stated maturity - actual maturing and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond Offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO RESIDUALS CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and, accordingly, CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

         CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

         GOVERNMENT FUND The Government Fund may invest in securities collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "REMIC". CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Government Fund will consider this rule in determining whether to invest in residual interests.

         STRIPPED MORTGAGE-BACKED SECURITIES Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Sub-Adviser to forecast interest rates and other economic factors correctly. If a Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

         OTHER ASSET-BACKED SECURITIES Several types of asset-backed securities have already been offered to investors, including CARSSM ("Certificates for Automobile Receivables(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         The Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

SHORT SALES AGAINST THE BOX

         A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

OPTIONS ON SECURITIES

         WRITING CALL OPTIONS Any Fund, except the Money Market Fund and the Tax Free Bond Fund, may sell ("write") covered call options on the portfolio securities of such Fund in an attempt to enhance investment performance. The California Tax Free Fund and New York Tax Free Fund may purchase and sell both put and call options on debt securities in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ, and agreements, sometimes called "cash puts," which may accompany the purchase of a new issue of bonds from a dealer. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

         During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium.

In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

         A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under federal tax law, the International Bond Fund and International Equity Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on their portfolio securities.

         WRITING PUT OPTIONS Each Fund, except the Money Market Fund and the Tax Free Bond Fund, may also write covered put options. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

         If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities.

         PURCHASING OPTIONS Each Fund, except Money Market Fund and the Tax Free Bond Fund, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks.

         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. A Fund would buy a put option in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

         The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         MARRIED PUTS. Each Fund, except the Equity Index Fund, Money Market Fund and Tax Free Bond Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

         Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

         SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES Exchange markets in U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

         A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Total Return Fund and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.

         The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES


         Each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return.



         A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.


         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.


         If a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.


         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.


         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon the exercise of the option. As with other kinds of options transactions, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.


         A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

SECURITIES INDEX OPTIONS

         The Funds may purchase call and put options on securities indexes (only call options on the S&P 500 Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500 Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

         Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (I) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

         A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Composite Price Index or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on debt securities, may be introduced and traded on exchanges in the future. If such options are introduced, the Funds will not purchase them until they have appropriately amended or supplemented the Prospectus or Statement of Additional Information, or both.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.

         A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

FUTURES TRANSACTIONS

         The California Tax Free Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund and Total Return Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration. The Capital Appreciation Fund, Convertible Fund, Equity Index Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Value Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Funds also may enter into futures contracts traded on the following foreign futures exchanges: Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Bond Fund and International Equity Fund are not limited to the above-listed exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         FUTURES ON DEBT SECURITIES A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Advisers to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

         Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

         Because the only futures contracts currently available to hedge the Tax Free Bond Fund's portfolio of municipal obligations are futures on various U.S. government securities and futures on a municipal securities index, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve.

         SECURITIES INDEX FUTURES A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

         The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

         CURRENCY FUTURES A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract, if the Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Sub-Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         OPTIONS ON FUTURES For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. It is the current policy of the Trust that the Funds will purchase or write only options on futures contracts that are traded on a U.S. or foreign exchange or board of trade. The Funds also may engage in related closing transactions with respect to options on futures. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

         LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS In general, the Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the

Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Status."

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

         Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

SWAP AGREEMENTS

         The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

LOAN PARTICIPATION INTERESTS

         A Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather a Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a participation interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, a Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, a Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring participation interests a Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets a Fund's qualitative standards. There is a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider loan participation interests not subject to puts to be illiquid.

RISKS ASSOCIATED WITH DEBT SECURITIES

         To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

         High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

                    HIGH YIELD CORPORATE BOND FUND, STRATEGIC
                      VALUE FUND AND STRATEGIC INCOME FUND

                             SPECIAL CONSIDERATIONS

         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

         Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of the debt securities that each Fund purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

                                EQUITY INDEX FUND

                             SPECIAL CONSIDERATIONS

         The Equity Index Fund is managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

         The Sub-Adviser believes that the indexing approach described above is an effective method of simulating percentage changes in the S&P 500 Index.

         "Standard & Poor's", "S&P 500", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by Monitor Capital Advisors, Inc. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

         The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Monitor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Monitor or the Fund. S&P has no obligation to take the needs of Monitor or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Monitor, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                TOTAL RETURN FUND

                             SPECIAL CONSIDERATIONS

         Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Sub-Adviser believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Code. A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

               CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

                             SPECIAL CONSIDERATIONS

RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES

         The following information as to certain California State ("State") risk factors is given to investors in view of the policy of the MainStay California Tax Free Fund of concentrating its investments in California municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of California and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations of the State. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. The following information constitutes only a brief summary and is not intended as a complete description.

         Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

         Certain of the California municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

         Legislation enacted by the California legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978-79 was revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief.

         On November 4, 1986, California voters approved an initiative statute known as "Proposition 62." This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988;
(vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and
(viii) permits these provisions to be amended exclusively by the voters of the State of California. In September 1988, the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

         In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval.

         In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

         The State is subject to an annual appropriations limit imposed by
Article XIIIB of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the bonds or other voter-authorized bonds. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative

(e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such a two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

         The legislature enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

         On November 9, 1988, the State's voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a

"credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. The percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

         During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The legislature responded to these developments by designating "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The formal settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

         The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State's share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $351 million in appropriations from the 1995-96 fiscal year to be disbursed to schools in August 1996.

         Substantially increased General Fund revenues, above initial budget projections, in the fiscal year 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 22% from the level in place from 1991-92 through 1993-94, and is estimated at about $5,150 per ADA in 1997-98. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. There are also new initiatives for reading skills and to upgrade technology in high schools.

         Certain California municipal securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

         Certain California municipal securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.

         Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years of the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20 percent of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. The possibility exists that another such earthquake could create a major dislocation of the State economy.

         Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 making a fundamental reform of the current welfare system. Among many provisions, the Law includes:
(I) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

         As part of the 1997-98 Budget Act legislative package, the Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children
(AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period of aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

         Although the long-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience, the State does not presently anticipate that these new programs will have an adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

         Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections - at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

         Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

         The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. In the Governor's 1998-99 Budget Proposal, released January 9, 1998, the Department of Finance reported that the State's budget reserve (the SFEU) totaled $461 million as of June 30, 1997.

         On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion. In May 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy.

         In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.228 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

         In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of a claims bill to be paid in the 1998-99 Fiscal Year.

         Once the pension payment of $1.228 billion eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on a welfare reform package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. On August 18, 1997, the Governor signed the Budget Act, but vetoed approximately $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Most of this spending (approximately $200 million) was restored in later legislation passed before the end of the Legislative Session.

         The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3.0 billion of notes which mature on June 30, 1998.

         The following were major features of the 1997-98 Budget Act:

         1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives.

         2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

         3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

         4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

         5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

         6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

         7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

         At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

         On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

         Total General Fund expenditures for 1998-99 are recommended at $55.4 billion an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments, PERS v. Wilson. The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

         The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

         On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The bankruptcy filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, the County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.

         The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

         Due to the State's continuing budget problems, the State's general obligation bonds were downgraded in July 1994 from A1" to "Aa" by Moody's, from "A+" to "A" by S&P. The ratings companies expressed uncertainty in the State's ability to balance its budget by 1996. However, on July 30, 1996, citing the State's improving economy and budget situation, S&P upgraded the State's general obligation bonds from "A" to "A+." There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn.

RISK FACTORS AFFECTING NEW YORK MUNICIPAL SECURITIES

         The following information as to certain New York State ("State") and New York City ("City") risk factors is given to investors in view of the policy of the MainStay New York Tax Free Fund of concentrating its investments in New York municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

         There are a number of methods by which the State may incur debt. The State may issue general obligations bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake short-term borrowings without voter approval
(I) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes; and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities ("Authorities"). Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

         The State also employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. The fiscal stability of the State is related in part to the fiscal stability of its public authorities.

         Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The Metropolitan Transit Authority (the "MTA") receives the bulk of this money in order to provide transit and commuter services.

         In 1990, as part of a State fiscal reform program, legislation was enacted creating the "New York Local Government Assistance Corporation" ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. Over a period of years, the issuance of those long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. In addition, the legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded.

         On January 6, 1992, Moody's lowered from "A" to "Baa1" its rating of those State bonds that are backed by annual legislative appropriations. On February 11, 1997, Moody's downgraded its rating of the State's general obligation bonds from "A" to "A2." On January 13, 1992, S&P lowered its rating of the State's general obligation bonds from "A" to "A-." As of July 1998, S&P rated general obligation bonds as an "A".

         The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan to be released on or before February 19, 1998. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update.

         The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including prepayments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

         Current law and programmatic requirements are primarily responsible for the year-to-date growth in General Fund spending. These include a current law increase in school aid ($607 million), cost and enrollment growth in handicapped education ($91 million) and Medicaid ($212 million), and employee contract increases and inflation adjustments for State agency operations. The Executive Budget also includes increases of $84 million for corrections programs to cover new capacity demands and $152 million for mental health programs to finance current law increases and the expansion of community beds. Other spending growth reflects a requested increase of $108 million for the Judiciary and $117 million for long-term transfers due to the financing of CEFAP from resources available in 1997-98, $37 million in welfare assistance savings, $36 million from lower spending in General State charges, and $68 million in lower transfers primarily due to the elimination of the Lottery transfer made in 1997-98.

         The 1998-99 Financial Plan projects that the State will end 1998-99 with a closing balance in the General Fund of $500 million, which reflects $400 million in the TSRF and $100 million in the CRF, following an anticipated deposit of $35 million in the latter fund during the year. Detailed explanations of the 1998-99 Financial Plan follow a discussion of the economic outlook.

         Moderate growth is projected to continue in 1998 and 1999 for employment, wages and personal income, although the growth rates will lessen gradually during the course of the two years. Personal income is estimated to grow by 5.4 percent in 1997, fueled in part by a continued large increase in financial sector bonus payments, and is projected to grow 4.7 percent in 1998 and 4.4 percent in 1999. Increases in bonus payments at year-end 1998 are projected to be modest, a substantial change from the rate of increase of the last few years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

         The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

         The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

         General Fund receipts in 1998-99 will also be affected by the loss of certain one-time receipts recorded in 1997-98, the largest of which include approximately $200 million in retroactive federal reimbursements for prior-year social service spending recorded as a transfer from other funds and about $55 million in retroactive assessments on Office of Mental Retardation and Developmental Disabilities facilities that were received in 1997-98 as miscellaneous receipts. Estimates for 1998-99 also reflect the loss of one-time receipts from a tax amnesty program.

         Personal income tax collections in the General Fund are projected to increase by $1.32 billion over 1997-98, from $18.50 billion to $19.82 billion. The increase reflects growth in constant law liability of over six percent in 1998, down from an estimated 12 percent growth in 1997. Growth in personal income tax liability in 1997 benefitted from a temporary surge in capital-gains income in response to 1997 reductions in the federal tax rate on such income. In addition to the General Fund receipts, approximately $724 million in personal income tax collections will be deposited in special revenue funds to finance the School Tax Assistance Program (STAR).

         User tax collections and fee receipts are projected to reach $7.2 billion in 1988-99, an increase of $144 million over the current year. The largest source of receipts in this category is the sales and use tax, which accounts for nearly 80 percent of projected receipts. Sales tax receipts are the most responsive to economic trends such as nominal growth in income, prices, employment, and consumer confidence. The strong growth in income experienced this year produced continuing growth in the base of the sales and use tax of 5.2 percent in 1997-98. The sales tax growth rate projected for the coming year is expected to be marginally higher.

         The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the

Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

         In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

         Receipts from other taxes, which include taxes on estate and gifts, real property gains, and pari-mutuel wagering, are projected to total $1.01 billion in 1998-99, a decline of $78 million from the current year. The main reason for the decline is an expected fall in the number and value of large estate tax payments from the extraordinary level achieved in 1997-98. The decline also reflects the first full-year impact of the repeal of the gains tax.

         Miscellaneous receipts, which include license revenues, fee and fine income, investment income and abandoned property proceeds, as well as the yield of the largest share of the State's medical provider assessments, are projected to fall from $1.57 billion in the current year to $1.4 billion in 1998-99, a decline of $170 million. The decline is largely a result of the loss of over $90 million in one-time transactions and $56 million in statutory reductions in medical provider assessments.

         Transfers to the General Fund from other funds consist primarily of tax revenues in excess of debt service requirements. Proceeds from the one-cent sales tax in excess of those used to support debt service payments to the Local Government Assistance Corporation (LGAC) account for 85 percent of the 1998-99 receipts in this category. LGAC transfers to the General Fund are projected to increase by $72 million to $1.55 billion in 1998-99, consistent with estimates for sales and use receipts. Other transfers periodically include non-recurring transactions, which result in significant annual increases and decreases for this category. All other transfers are projected to decrease by $250 million to $270 million in 1998-99 and thereafter.

         The 1998-99 Financial Plan projects General Fund disbursements of $36.18 billion, an increase of $1.02 billion over projected spending for the current year.

         Disbursements from the category of Grants to Local Governments constitute approximately 67.9 percent of all General Fund spending, and include payments to local governments, non-profit providers and individuals. Disbursements in this category are projected to increase by $931 million to $24.55 billion in 1998-99, or 3.9 percent above 1997-98. The largest increases are for school aid and Medicaid.

         School aid is projected at $9.47 billion in 1998-99, an increase of $607 million on a State fiscal year basis. This increase funds both the balance of aid payable for the 1997-98 school year and a proposed 1998-99 school year increase of $518 million. Medicaid costs are estimated to increase $212 million to $5.68 billion, about the same spending level as in 1994-95. After adjusting 1997-98 spending for the one-time acceleration of a 53rd weekly Medicaid payment scheduled for 1998-99, Medicaid spending is projected to increase by $348 million or 6.5 percent. The adjustment eliminates this extraordinary payment in 1997-98 for purposes of comparison with 1998-99. Spending in local assistance programs for higher education, handicapped education, mental hygiene, local public health and revenue sharing are also proposed to increase.

         Support for State operations, which pays for the costs of operating the Executive, Legislative, and Judicial branches of government, is projected to increase by $524 million to $6.73 billion, or 8.4 percent higher than 1997-98. This projected increase is primarily due to costs associated with an additional 27th payroll and current collective bargaining agreements, the loss of Federal disproportionate share receipts that offset General Fund spending in mental hygiene programs, and a $108 million requested increase in the Judiciary's budget. Adjusting for the extra payroll, State operations spending increases by a projected 6.1 percent. The State workforce is roughly 191,000 at present and is projected to remain stable over the year.

         Total spending in General State charges is projected to decline slightly from 1997-98 to $2.23 billion. This annual decline reflects projected decreases in one-time costs for pension and Court of Claims payments, offset by projected increases for health insurance contributions, social security costs, and the loss of reimbursements due to a reduction in the fringe benefit rate charged to positions financed by non-General funds.

         Transfers in support of debt service are projected to grow at 5.8 percent in 1998-99, from $2.03 billion to $2.15 billion. Transfers in support of capital projects for 1998-99 are estimated to total $190 million, a decrease of $453 million from 1997-98, reflecting the absence of one-time transfers for the Hudson River Park and CEFAP in 1997-98.

         All other transfers reflect remaining transfers from the General Fund to other funds. These transfers decline by $68 million to $323 million in 1998-99, reflecting non-recurring transfers in 1997-98 to the State University Tuition Stabilization Fund ($29 million) and to the Lottery fund to support school aid as a result of lower-than-projected 1997-98 Lottery receipts ($70 million), offset by a $34 million increase in the State subsidy to the Roswell Park Cancer Institute.

         The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

         For 1998-99, the Financial Plan projects disbursements of $30.16 billion from Special Revenue Funds (SRFs), an increase of $2.32 billion or 8.3 percent over 1997-98. Disbursements in State SRFs are projected at $8.29 billion, an increase of $1.09 billion or 15.2 percent from 1997-98. Disbursements from federal funds, which account for approximately three-quarters of all SRF spending, are estimated at $21.87 billion in 1998-99, an increase of $1.22 billion or 5.9 percent from 1997-98.

         The implementation of the first phase of the STAR program accounts for $724 million of the 1.09 billion increase in proposed State SRF spending in 1998-99. Other projected State SRF spending increases include: $149 million in additional operating assistance for mass transit systems; $82 million to expand the Child Health Plus program, which provides health insurance for uninsured children under 19 years of age; and $138 million for various State agency activities. Spending from the State Lottery Fund is projected to increase slightly over 1997-98, while disbursements from the Indigent Care Fund are projected to remain flat.

         The $1.22 billion year-to-year growth in federal SRF spending is primarily due to increases in Medicaid ($433 million), Children and Family Assistance Programs ($297 million), education programs ($172 million), the expanded Child Health Plus program ($144 million), and the welfare program ($50 million).

         Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for SUNY and CUNY; $290 million for mental hygiene projects; and $375 million for CEFAP.

         The projected 1998-99 General Fund cash flow will not depend on either short-term spring borrowing or the issuance of LGAC bonds. The new-money bond issuance portion of the LGAC program was completed in 1995-96, and provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

         The 1998-99 cash flow projects substantial closing balances in each quarter of the fiscal year, with excesses in receipts over disbursements in every quarter of the fiscal year and no monthly balance (prior to March) lower than $1.5 billion. The closing fund balance is projected at $500 million.

         The Executive Budget projects budget gaps of approximately $1.75 billion in 1999-00 growing to $3.75 billion in 2000-01.

         General Fund receipts are projected at $36.14 billion and $35.75 billion for 1999-00 and 2000-01, respectively. The receipt projections were prepared on the basis of an economic forecast of a steadily growing national economy, in an environment of low inflation and slow employment growth. The forecast for the State's economic performance likewise is for slow but steady economic growth. Personal income is expected to rise between 4.25 and 4.5 percent over this period, with average total employment growth of slightly less than one percent a year. Private sector employment is expected to rise slightly more rapidly.

         Statutory changes affecting General Fund receipts are dominated by the dedication of a portion of the income tax to fund school tax reductions under STAR. Personal income receipts dedicated to STAR are estimated at $1.39 billion in 1999-00 and at $2.04 billion in 2000-01. The General Fund tax relief provided by the estate and gift tax reduction program, sales tax reductions and other 1997 enactments further reduce taxes and fees by roughly $1 billion by the last year of the forecast period. Other 1998-99 budget proposals that lower General Fund taxes and fees will annualize to approximately $110 million in 1999-00 and $100 million in 2000-01.

         The receipt projections reflect constant law income tax liability growth of approximately 5.3 percent annually and sales tax growth averaging slightly less than 5 percent over the period. Constant law business tax liability is projected to rise slowly over the two years.

         Miscellaneous receipt projections reflect $250 million in each of the outyears as the potential State benefit from a broader national settlement involving tobacco taxes and health liability.

         Disbursements from the General Fund are projected at $37.84 billion in 1999-00 and $39.45 billion in 2000-01, after assuming implementation of spending proposals contained in the Executive Budget, the value of which is annualized and assumed to continue. The projections include additional school aid increases of roughly 7 percent annually to finance present law and implement proposals enacted under the STAR/School Aid program. Additional funding to implement welfare reform is also included, as well as funding for mental health community reinvestment, prison expansion, and other previous multi-year spending commitments. Growth in General Fund Medicaid spending is projected at just over 6 percent annually. Other spending growth is projected to follow recent trends. Consistent with past practice, funding is not included for any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year.

         Savings actions totaling $600 million in 1999-00 and growing to $800 million in 2000-01 are assumed in these spending projections. It is expected that the 1999-00 Financial Plan will include continued actions by State agencies to deliver services more efficiently, continued savings from workforce management efforts, aggressive efforts to maximize federal and other non-General Fund spending offsets, and other efforts to control State spending.

         The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.

         The Division of the Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1998-99 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. For example, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1998-99 or in future fiscal years.

         Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. This risk includes either a financial market or broader economic "correction" during the period, a risk heightened by the relatively lengthy expansions currently underway. The securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. In addition, a normal "forecast error" of one percentage point in the expected growth rate could cumulatively raise or lower receipts by over $1 billion by the last year of the 1998 through 2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial short-term results in State receipts.

         On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration (HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

         The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million.

         On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

         On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis. The impact of this decision on receipts estimates for the current and future fiscal years will be reflected in the Financial Plan and Financial Plan Update that will accompany the 1998-99 Executive Budget.

         Section 22-c of the State Finance Law, as amended by Chapter 389 of the Laws of 1997, now requires the Governor to submit the five-year Capital Program and Financing Plan with the Executive Budget. That Plan also is required to be updated by the later of July 30 or 90 days after enactment of the State budget.

         The Update to the five-year Capital Program and Financing Plan was released on November 18, 1997. The Update reflected voter disapproval of the School Facility Health and Safety Bond Act, additional issuances for 1997-98 of approximately $225 million for CEFAP, $42 million for the Albany County Airport, and $228 million in Certificates of Participation (COPs) to finance welfare information systems.

         The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

         As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

         On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

         The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

         Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

         The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from any projections. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

         In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, the amount of real estate tax, the use of tax revenues and other matters.

         An additional risk to the 1998-99 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

         Certain litigation pending against the State, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

         The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

         Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the

State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future. Because of the prospective nature of these matters, no provision for this potential exposure has been made in the accompanying general purpose financial statements.

         Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

         In addition, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

         The fiscal health of the State may also be affected by the fiscal health of New York City ("the City"), which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. As of July 1998, Moody's rated New York City general obligation bonds "A3" and S&P rated the same bonds "A-."

         Both the State and City face potential economic problems which could seriously affect the ability of both the State and City to meet their financial obligations. The economic problems of New York City adversely affect the State in numerous ways. In addition, for decades the State economy has grown more slowly than that of the nation as a whole, resulting in a decline in the position of New York as one of the country's wealthier states. The causes of this decline are varied and complex and some causes reflect international and national trends beyond the State's and City's control.

         Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-1999 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

         Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO

         The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico) and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico and its agencies and instrumentalities. Such information, however, has not been independently verified by the Trust.

         The economy of Puerto Rico is closely integrated with that of the United States. Since 1983, Puerto Rico has experienced a wide ranging economic expansion with growth in almost every sector of its economy and record levels of employment.

         Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economy participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers, and the relatively low cost of borrowing.

         Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.0 billion ($27.6 billion in 1992 prices). This represents an increase in gross product of 27.5% from fiscal 1993 to 1997 (12.6% in 1992 prices). Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1996, aggregate personal income was $29.4 billion ($27.8 billion in 1992 prices) and personal income per capita was $7,882 ($7,459 in 1992 prices).

         Puerto Rico's economy continued to expand throughout the period from fiscal 1990 through fiscal 1997. While trends in the Puerto Rico economy generally follow those of the United States, Puerto Rico did not experience a recession in 1991 as the United States did. This was primarily because of low oil prices, low interest rates, and Puerto Rico's strong manufacturing base, which has a large component of non-cyclical industries. Other factors contributing to Puerto Rico's decade-long expansion include commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, low exchange rates for the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during the period. These factors will continue to affect Puerto Rico's economic growth rate.

         According to the Labor Department's Household Employment Survey, during the first five months of fiscal 1998, total employment increased 1.9% over fiscal 1997. Total employment averaged 1,137,200 during the first five months of fiscal 1998, compared to 1,115,600 in the same period of fiscal 1997. The seasonally adjusted unemployment rate for November 1997 was 14.0%.

         The Planning Board's gross product forecast for fiscal 1998, made in February 1997, projected an increase of 2.6% over fiscal 1997.

         Puerto Rico has a diversified economy with the manufacturing and service sectors comprising the principal sectors. Manufacturing is the largest sector in terms of gross domestic product. According to the Planning Board's preliminary figures, in fiscal 1996 manufacturing generated $18.9 billion, or 41.4% of gross domestic product and accounted for 15.3% of total employment; as compared with fiscal 1995, when it generated $17.9 billion, or 41.9%, of gross domestic product and accounted for 16.4% of total employment. Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Recently enacted federal legislation amending Internal Revenue Code Section 936, however, phases out the federal tax incentives during a ten-year period.

         The service sector, which includes hotel and related services and which, during fiscal 1997, accounted for approximately 48.8% of total employment, accounted for $17.1 billion, or 37.6%, of Puerto Rico's gross domestic product in fiscal 1996, as compared with $16.2 billion, or 38.1%, of gross domestic product in fiscal 1995. The services sector, particularly wholesale and retail trade and finance, insurance and real estate, has experienced significant growth partly in response to the expansion of the manufacturing sector.

         Growth in construction and tourism has also contributed to increased economic activity in fiscal 1997. The growth in the construction industry has been evidenced by a nominal increase of 14.7% in construction investment for fiscal 1997 over fiscal 1996. Tourism has grown in each fiscal year since fiscal 1985.

More than 4.3 million visitors spent over $2.0 billion in Puerto Rico in fiscal 1997. San Juan has become the largest home port for cruise ships in the Caribbean and the second largest home port for cruise ships in the world. Twenty-four U.S. and international airlines offer scheduled service to and from San Juan, and a major U.S. airline uses San Juan as a hub for its intra-Caribbean operations. This reflects the importance of Puerto Rico as a tourist destination and as a transportation hub in the Caribbean.

         For many years, United States companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Internal Revenue Code. Originally, the credit provided an effective 100% federal income tax exemption for most operating income, as well as qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company can claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures for wages, other wage related benefits and other qualifying costs and expenses (the "economic activity limitation", also known as the "wage credit limitation").

         As a result of amendments incorporated in the Small Business Job Protection Act of 1996, enacted by the United States Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit is now being phased out over a ten-year period for existing 936 credit claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations, if they establish new product lines in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to
Section 30A of the Code and phased it out over 10 years.

         In addition, the 1996 Amendment eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

         During 1997, the Governor proposed to Congress the enactment of a new permanent federal incentive program similar to what is now provided under
Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid and other wage related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 federal budget submitted by President Clinton to Congress in February 1997, included a proposal to modify Section 30A to extend the availability of the Section 30A credit indefinitely, make it available to companies establishing operations in Puerto Rico after October 13, 1995, and eliminate the income cap. However, President Clinton's proposal was not included in the fiscal 1998 federal budget. While the Government of Puerto Rico intends to continue lobbying for this proposal, it is not impossible at this time to predict whether the Section 30A credit will be modified, nor to determine the long term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Commonwealth of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Commonwealth of Puerto Rico further believes that the phase-out period allows sufficient time to implement additional incentive programs to safeguard Puerto Rico's competitive position.

         The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes. Under the 1987 Act, as amended, applications for grants of tax exemption could be filed until December 31, 1996. On September 12, 1996 the Governor of Puerto Rico signed into law Act No. 212 which postponed the deadline for filing applications until December 31, 1997.

         On December 2, 1997 the Governor of Puerto Rico signed into law Act No. 135 (the "1998 Tax Incentives Law"), a new industrial incentives law aimed at attracting and retaining foreign investment in Puerto Rico.

         The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax exempt operations in Puerto Rico which choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentive Law would impose income tax rates ranging from 2% to 75%. In addition, it would grant 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes.

The 1998 Tax Incentive Law also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

         Under the 1998 Tax Incentives Law, companies can repatriate or distribute their profits free of tollgate taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Government of Puerto Rico and other designated investments continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

         The Constitution authorizes the contracting of debts as determined by the Legislature. Nevertheless, the Constitution provides that direct obligations of the Commonwealth evidenced by bonds or notes and backed by the full faith, credit and taxing power of the Commonwealth, shall not be issued if the amount of the principal of, and interest on, such bonds and notes and on all such bonds and notes issued thereafter which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceed 15% of the average annual revenues raised under the provisions of Commonwealth legislation and conveyed into the Treasury (hereinafter "internal revenues") in two fiscal years preceding the then current fiscal year. Section 2, Article VI of the Constitution does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages, tobacco products and customs duties, which are collected by the United States Government and returned to the Commonwealth, and motor vehicle fuel taxes and license fees, which are allocated to the Puerto Rico Highway and Transportation Authority, a blended component unit, are not included as revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. The Commonwealth has never defaulted on the payment of principal or interest on any of its general long-term debt obligations. At June 30, 1997, the Commonwealth was in compliance with the debt limitation requirement.

         On February 26, 1997, legislation was introduced in the U.S. House of Representatives proposing a mechanism to settle permanently the political relationship between Puerto Rico and the United States, either through full self government (e.g., statehood or independence, including, as an alternative, free association via a bilateral treaty) or continued commonwealth. Under the legislation, failure to settle on full self government after completion of the referendum process provided therein would result in retention of commonwealth status. Any change in the current status of Puerto Rico could have an adverse impact on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations.

         With respect to pending and threatened litigation, excluding the litigation mentioned in the following paragraph, the Commonwealth has reported liabilities of approximately $106 million for awarded and anticipated unfavorable judgments. This amount was included as other long-term liabilities in the general long-term debt account group and represents the amount estimated as a probable liability or a liability with a fixed or expected due date which will require future available financial resources for its payment. Management believes that the ultimate liability in excess of amounts provided, if any, would not be significant.

         The Commonwealth and various component units are defendants in a lawsuit alleging violations of civil rights. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $50 billion; however, the ultimate liability cannot be presently determined. It is the opinion of management that the claim is excessive and exaggerated. No provision for any liability that may result upon adjudication of this lawsuit has been recognized in the financial statements by the Commonwealth.

         On January 22, 1996, the US District Court in Puerto Rico consolidated all cases against the Commonwealth related to the complaints filed in 1979 by the inmates of the correctional facilities in Puerto Rico. The Court ruled a permanent order requiring the Commonwealth to comply with the requirement of the minimum fixed living space per inmate. In the opinion of management, based on advice of their legal counsel, this order will limit the imposition of further fines and the fines already paid together with the accrued liability the general long-term debt account group, (which amount to approximately $200 million at June 30, 1997) shall be sufficient to carry out the Court's requirements.

                         THE EQUITY INDEX FUND GUARANTEE

         NYLIFE Inc. ("NYLIFE") and the Equity Index Fund have entered into a Guaranty Agreement (the "Guarantee") for the benefit of shareholders. The Guarantee has been issued for the benefit of all shareholders and has been issued at no cost to the Equity Index Fund or its shareholders. The Guarantee Date (as defined in the Prospectus) with respect to a particular Equity Index Fund share will be 10 years after the purchase date of such share. If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and net asset value per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the net asset value directly to each individual shareholder.

         A Guaranteed Share is a unit that will at all times be equal to the net asset value of one share initially purchased by the investor plus the net asset value of all dividends and distributions attributable to such share (which includes cumulative dividends and distributions paid with respect to any additional shares of the Fund received as dividends and distributions) paid during the period from the date of purchase to the Guarantee Date. A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash.

         NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the third business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. If the Guarantee Date should fall on a weekend or on a holiday, the Guarantee Date shall be the first business day following the Guarantee Date. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

         Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Status." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

         The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's net asset value on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life Insurance Company, Monitor, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee.

         Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

         The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The following restrictions may not be changed with respect to any Fund without the approval of the majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). Investment restrictions that appear below or elsewhere in this Statement of Additional Information that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund.

         The Trust may not, on behalf of any Fund:

         1. With respect to 75% of each Fund's total assets invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund and New York Tax Free Fund.

         2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets (10% in the case of the California Tax Free Fund and New York Tax Free Fund).

         3.    Purchase securities (or with respect to the California Tax
Free Fund, New York Tax Free Fund, and Tax Free Bond Fund purchase (I) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or, with respect to each Fund except Strategic Value Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's, Strategic Income Fund's and Strategic Value Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds. With respect to the California Tax Free Fund and New York Tax Free Fund, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction.

         4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate) or, in the case of the California Tax Free Fund and New York Tax Free Fund, real estate investment trust securities; commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (securities, with respect to the Strategic Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

         5. Make loans to other persons, except loans of portfolio securities (in the case of the California Tax Free Fund and New York Tax Free Fund, in an amount not to exceed 10% of the value of each Fund's total assets in accordance with applicable guidelines approved by the Board of Trustees and 30% in the case of the Equity Index Fund). The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies are not deemed to be loans for this purpose.

         6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

         7. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

         The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

         1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds, except the California Tax

Free Fund, New York Tax Free Fund, International Bond Fund, International Equity Fund, Equity Index Fund, Strategic Income Fund and Strategic Value Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

         In accordance with such policies and restrictions, a Fund may not:

                  (a) purchase from or sell portfolio securities of a Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Sub-Advisers or principal underwriter;

                  (b) invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Fund has written, securities for which market quotations are not available, or other securities which legally or in the opinion of the Sub-Adviser are deemed illiquid;

                  (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

                  (d) invest in other companies for the purpose of exercising control or management;

                  (e) purchase securities on margin except in connection with arbitrage transactions or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

                  (f) purchase or sell any put or call options or any combination thereof, except that the Trust may purchase and sell or write (I) options on any futures contracts into which it may enter,
         (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund; or

                  (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period.

         The following are non-fundamental restrictions of the California Tax Free Fund, Equity Index Fund and New York Tax Free Fund:

                  (a) A Fund may not purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization.

                  (b) The Funds may not invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board).

                  (c) A Fund may not invest in other companies for the purpose of exercising control or management.

                  (d) A Fund may not purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (This restriction has no application to transactions in futures, options and foreign currency exchange contracts).

         The following investment restrictions are non-fundamental, operating policies of the International Bond Fund, International Equity Fund, Strategic Income Fund and Strategic Value Fund, and may be amended by the Board of Trustees without shareholder approval:

                  (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

                  (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Strategic Income Fund.

                  (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities or Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Sub-Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

                  (d) As an operating policy, a Fund may not purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

         "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

         In addition, though not a fundamental policy, the California Tax Free and New York Tax Free Funds will not sell securities short, except that each Fund reserves the right to sell securities short "against the box."

         In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Sub-Advisers, pursuant to guidelines approved by the Trustees.

         Each Sub-Adviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

             (I) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

             (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

             (iii) dealer undertakings to make a market in the 144A security;
and

             (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Sub-Adviser must conclude that the following conditions have been met:

                           (a) the 4(2) commercial paper is not traded flat or
in default as to principal or interest;

                           (b) the 4(2) commercial paper is rated:

             (I) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs");or

             (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

             (iii) if the security is unrated, the Sub-Adviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

               (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                              TRUSTEES AND OFFICERS

         Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               POSITION(S) WITH TRUST                   DURING PAST 5 YEARS
---------------------               ----------------------                   -------------------
Richard M. Kernan, Jr. *            Chairman and Trustee                     Director of MainStay VP Series Fund, Inc.
51 Madison Avenue                                                            from January 1987 to present; Chairman of
New York, NY 10010                                                           the Board and Chief Executive Officer of
Age: 57                                                                      MainStay VP Series Fund, Inc. from August
                                                                             1989 to present; Executive Vice President and
                                                                             Chief  Investment Officer of New York Life
                                                                             Insurance Company from March 1995 to
                                                                             present; Executive Vice President prior
                                                                             thereto; Member of the Board of Directors of
                                                                             New York Life Insurance Company from
                                                                             November 1996 to present and Chairman of
                                                                             the Investment Committee from January 1997
                                                                             to present; and Director, Greystone Realty
                                                                             Corp. January 1997 to present.

Stephen C. Roussin*                 President, Chief Executive               Director and Chairperson, MainStay
51 Madison Avenue                   Officer and Trustee                      Institutional Funds, Inc., 1997 to present;
New York, NY  10010                                                          Senior Vice President, New York Life
Age: 34                                                                      Insurance Company, 1997 to present; Senior
                                                                             Vice President, Smith Barney, 1994 to 1997;
                                                                             and Division Sales Manager, Prudential
                                                                             Securities, 1989 to 1994.

Harry G. Hohn*                      Trustee                                  Retired Chairman and Chief Executive
51 Madison Avenue                                                            Officer, New York Life Insurance Company;
New York, NY  10010                                                          Chairman of the Board and Chief Executive
Age:  66                                                                     Officer, New York Life Insurance Company,
                                                                             1990 to 1997; Vice Chairman of the Board,
                                                                             New York Life Insurance Company, 1986 to
                                                                             1990; Director, New York Life Insurance
                                                                             Company, 1985 to 1986; Director, Million
                                                                             Dollar Roundtable Foundation, 1996 to 1997;
                                                                             Director, Insurance Marketplace Standards
                                                                             Association, 1996 to 1997; Director, Witco
                                                                             Corporation, 1989 to present; Member,
                                                                             International Advisory Board of Credit
                                                                             Commercial de France, 1995 to present; and a
                                                                             Life Fellow of the American Bar Foundation.

Edward J. Hogan                     Trustee                                  Rear Admiral U.S. Navy (Retired);
Box 2321                                                                     Independent Management Consultant, 1992 to
Sun Valley, ID  83353                                                        1997.
Age:  65

                                                                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               POSITION(S) WITH TRUST                   DURING PAST 5 YEARS
---------------------               ----------------------                   -------------------
Nancy Maginnes                      Trustee                                  Member, Council of Rockefeller University,
  Kissinger                                                                  New York, NY, 1991 to present; Trustee,
Henderson Road                                                               Rockefeller University, 1995 to present;
South Kent, CT  06785                                                        Trustee, Animal Medical Center, 1993 to
Age:  64                                                                     present; and Trustee, The Masters School,
                                                                             1994 to present; Member, Board of
                                                                             Overseers, Rockefeller Institute of
                                                                             Government, Albany, NY, 1983-1992 (Board
                                                                             dissolved).

Terry L. Lierman                    Trustee                                  President, Capitol Associates, Inc., 1984 to
426 C Street, N.E.                                                           present; President, Employee Health
Washington, D.C.  20002                                                      Programs, 1990 to present; Vice Chairman,
Age: 50                                                                      TheraCom Inc., 1994 to present; Member,
                                                                             UNICEF National Board, 1993 to present;
                                                                             Director, Harvard University, Pollin Institute,
                                                                             1995 to present; Director, PeacePac, 1994 to
                                                                             present; Commissioner, State of Maryland,
                                                                             Higher Education Commission, 1995 to
                                                                             present; Vice Chairman, National
                                                                             Organization on Fetal Alcohol Syndrome,
                                                                             1993 to present; Chief Executive Officer,
                                                                             Medical Crisis Systems, 1997 to present; and
                                                                             Board Member, Hollings Cancer Center,
                                                                             Medical University of South Carolina, 1993 to
                                                                             present.

John B. McGuckian                   Trustee                                  Chairman of the Board, Ulster Television plc,
Ardverna                                                                     1990 to present; Director, Ulster Television
Cloughmills                                                                  plc, 1970 to present; Chairman of the Board,
Northern Ireland                                                             Tedcastle Holding Ltd. (energy), 1995 to
BT4 49NL                                                                     present; Director, Cooneen Textiles Ltd.
Age: 58                                                                      (clothing manufacturer), 1967 to present;
                                                                             Director Allied Irish Banks plc, 1977 to
                                                                             present; Director, First Trust Bank, 1991 to
                                                                             present; Director, Unidare plc (engineering),
                                                                             1986 to present; Director, Irish Continental
                                                                             Group plc (ferry operations), 1988 to present;
                                                                             Director, Harbour Group Ltd. (management
                                                                             company), 1980 to present; Chairman,
                                                                             Industrial Development Board, 1990 to 1997;
                                                                             and Chairman of Senate and Senior Pro-
                                                                             Chancellor, Queen's University, 1986 to
                                                                             present.

                                                                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               POSITION(S) WITH TRUST                   DURING PAST 5 YEARS
---------------------               ----------------------                   -------------------
Donald E. Nickelson                 Trustee                                  Vice Chairman, Harbour Group
1701 Highway A-1-A                                                           Industries, Inc., 1991 to present;
Suite 218                                                                    Director, PaineWebber Group, 1980 to
Vero Beach, FL  32963                                                        1993; President, PaineWebber Group,
Age:  65                                                                     1988 to 1990; Chairman of the Board,
                                                                             Paine Webber Properties, 1985 to 1989;
                                                                             Director, Harbour Group, 1986 to
                                                                             present; Chairman of the Board and
                                                                             Director, Rapid Rock Industries, Inc.,
                                                                             1986 to present; Director and Chairman of the
                                                                             Board, Del Industries, 1990 to
                                                                             present; Trustee, Jones Foundation (Los
                                                                             Angeles), 1978 to present; Director,   Sugen,
                                                                             Inc., 1992 to present; Chairman of the Board,
                                                                             Omniquip International, Inc., 1996 to present;
                                                                             Director, Carey Diversified, L.L.C., January
                                                                             1,1998 to present.

Donald K. Ross*                     Trustee                                  Retired Chairman and Chief Executive
953 Cherokee Lane                                                            Officer, New York Life Insurance Company;
Franklin Lakes, NJ  07417                                                    Director, New York Life Insurance Company,
Age:  72                                                                     1978 to 1996; President, New York Life
                                                                             Insurance Company, 1986 to 1990; Chairman
                                                                             of the Board, New York Life Insurance
                                                                             Company, 1981 to 1990; Chief Executive
                                                                             Officer, New York Life Insurance Company,
                                                                             1981 to 1990; Director, MacKay-Shields
                                                                             Financial Corporation, 1984 to present; and
                                                                             Trustee, Consolidated Edison Company of
                                                                             New York, Inc., 1976 to present.

Richard  S. Trutanic                Trustee                                  Managing Director, The Somerset Group
1155 Connecticut Ave. N.W.,                                                  (financial advisory firm), 1990 to present;
Suite 400                                                                    Chief Executive Officer and President,
Washington, DC 20036                                                         Americap L.L.C. (Financial Advisory Firm),
Age:  45                                                                     1997 to present; Senior Vice President,
                                                                             Washington National Investment Corporation
                                                                             (financial advisory firm), 1985 to 1990;
                                                                             Director, Allin Communications Corporation,
                                                                             1996 to 1997; and Director and Member of
                                                                             Executive Committee, Southern Net, Inc.,
                                                                             1986 to 1990.

                                                                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               POSITION(S) WITH TRUST                   DURING PAST 5 YEARS
---------------------               ----------------------                   -------------------
Walter W. Ubl*                      Trustee                                  Senior Vice President, New York Life
85 East End Avenue                                                           Insurance Company, 1995 to 1997; Vice
Apt. 2N                                                                      President, 1984 to 1995; Vice President in
New York, NY  10028                                                          charge of Mutual Funds Department, 1989 to
Age:  56                                                                     1997 ; Director and Vice President, NYLIFE
                                                                             Distributors Inc., 1993 to 1997; and Director
                                                                             and Senior Vice President NYLIFE Securities
                                                                             Inc., 1996 to 1997.

--------------------------------------------------------------------------------------------------------------------------
OFFICERS (OTHER THAN TRUSTEES)
--------------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce                  Senior Vice President                    Chairman, Monitor Capital Advisors, Inc.,
51 Madison Avenue                                                            1997 to present; Senior Vice President,
New York, NY  10010                                                          MainStay Institutional Funds Inc., 1995 to
Age: 40                                                                      present; Senior Vice President, New York Life
                                                                             Insurance Company, 1994 to present; Director,
                                                                             NYLIFE Distributors Inc., 1993 to present; and
                                                                             Chief Administrative Officer, Pension, Mutual
                                                                             Funds, Structured Finance, Corporate Quality,
                                                                             Human Resources and Employees' Health
                                                                             Departments, New York Life Insurance
                                                                             Company, 1992 to 1994.

Anthony W. Polis                    Vice President and Chief                 Vice President, New York Life Insurance
51 Madison Avenue                   Financial Officer                        Company, 1988 to present; Director, Vice
New York, NY  10010                                                          President and Chief Financial Officer, NYLIFE
Age:  54                                                                     Securities Inc., 1988 to present; Vice President
                                                                             and Chief Financial Officer, NYLIFE
                                                                             Distributors Inc., 1993 to present; Treasurer,
                                                                             MainStay Institutional Funds Inc., 1990 to
                                                                             present; Treasurer, MainStay VP Series Fund,
                                                                             Inc., 1993 to present; Assistant Treasurer,
                                                                             MainStay VP Series Fund, Inc., 1992 to 1993;
                                                                             Vice President and Treasurer, Eclipse Financial
                                                                             Asset Trust, 1992 to present; Vice President and
                                                                             Chief Financial Officer, Eagle Strategies Corp.
                                                                             (registered investment adviser), 1993 to present.

                                                                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               POSITION(S) WITH TRUST                   DURING PAST 5 YEARS
---------------------               ----------------------                   -------------------
Richard Zuccaro                     Tax Vice President                       Vice President, New York Life Insurance
51 Madison Avenue                                                            Company, 1995 to present; Vice President --
New York, NY  10010                                                          Tax, New York Life Insurance Company, 1986
Age:  48                                                                     to 1995; Tax Vice President, NYLIFE Securities
                                                                             Inc., 1987 to present; Tax Vice President,
                                                                             NAFCO, Inc., 1990 to present;  Tax Vice
                                                                             President, NYLIFE Depositary Inc., 1990 to
                                                                             present; Tax Vice President, NYLIFE Inc., 1990
                                                                             to present; Tax Vice President, NYLIFE
                                                                             Insurance Company of Arizona, 1990 to present;
                                                                             Tax Vice President, NYLIFE Realty Inc., 1991
                                                                             to present; Tax Vice President, NYLICO Inc.,
                                                                             1991 to present; Tax Vice President, New York
                                                                             Life Fund Inc., 1991 to present; Tax Vice
                                                                             President, New York Life International
                                                                             Investment, Inc., 1991 to present; Tax Vice
                                                                             President, NYLIFE Equity Inc., 1991 to present;
                                                                             Tax Vice President, NYLIFE Funding Inc.,
                                                                             1991 to present; Tax Vice President, NYLCO
                                                                             Inc., 1991 to present; Tax Vice President,
                                                                             MainStay VP Series Fund, Inc., 1991 to present;
                                                                             Tax Vice President, CNP Realty, 1991 to
                                                                             present; Tax Vice President, New York Life
                                                                             Worldwide Holding Inc., 1992 to present; Tax
                                                                             Vice President, NYLIFE Structured Asset
                                                                             Management Co. Ltd., 1992 to present; Tax
                                                                             Vice President, MainStay Institutional Funds
                                                                             Inc., 1992 to present; Tax Vice President,
                                                                             NYLIFE Distributors Inc., 1993 to present; Vice
                                                                             President & Assistant Controller, New York
                                                                             Life Insurance and Annuity Corp., 1995 to
                                                                             present, and Assistant Controller, 1991 to
                                                                             present; Vice President, NYLCARE Health
                                                                             Plans, Inc., 1995 to present; Vice President -
                                                                             Tax, New York Life and Health Insurance Co.,
                                                                             1996 to present; and Tax Vice President, NYL
                                                                             Trust Company, 1996 to present.

                                                                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               POSITION(S) WITH TRUST                   DURING PAST 5 YEARS
---------------------               ----------------------                   -------------------
A. Thomas Smith III                 Secretary                                Vice President and Associate General Counsel,
51 Madison Avenue                                                            New York Life Insurance Company, 1997 to
New York, NY  10010                                                          present; Associate General Counsel, New York
Age: 41                                                                      Life Insurance Company, 1996 to 1997;
                                                                             Assistant General Counsel, New York Life
                                                                             Insurance Company, 1994 to 1996; Secretary,
                                                                             Eclipse Financial Asset Trust, 1994 to present;
                                                                             Secretary, MainStay Institutional Funds Inc.,
                                                                             MainStay VP Series Fund, Inc., New York Life
                                                                             Fund Inc., 1994 to 1997; Assistant Secretary,
                                                                             Eagle Strategies Corp. (registered investment
                                                                             adviser), 1997 to present; Secretary, Eagle
                                                                             Strategies Corp. (registered investment adviser),
                                                                             1996 to present; and Assistant General Counsel,
                                                                             Dreyfus Corporation, 1991 to 1993.


*Messrs. Ross, Roussin, Hohn, Kernan and Ubl are deemed to be "interested persons" of the Trust under the 1940 Act.

         As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, Monitor, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.


         Effective August 1, 1998, the Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000 and a fee of $2,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.


         For the fiscal year ended December 31, 1997, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:

                                                             Total Compensation
                                   Aggregate                 From Registrant
Name of                            Compensation              and Fund Complex
Trustee                            from the Trust            Paid to Trustees
-------                            --------------            ------------------
Edward J. Hogan                         $48,000                    $48,000
Nancy M. Kissinger                      $46,000                    $46,000
Terry L. Lierman                        $48,000                    $48,000
Donald E. Nickelson                     $52,000                    $52,000
Richard S. Trutanic                     $46,000                    $46,000
John B. McGuckian*                      $12,000                    $12,000


* Mr. McGuckian was elected to his position as Trustee of the Trust on July 28, 1997.

         As of April 1, 1998, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.

                THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

         Pursuant to the Management Agreement for the Funds, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities.

         The Trustees, including the Independent Trustees, approved the Management Agreement at an in-person meeting held July 28, 1997. On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Management Agreement. The Management Agreement for the Strategic Value Fund was approved by the Fund's sole shareholder on October 21, 1997. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act). The Management Agreement for each Fund was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as that term is defined in the 1940 Act), at a meeting held on April 27, 1998.

         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

         The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Manager, Sub-Advisers and Distributor," the Manager bears the following expenses:

         (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Sub-Adviser;

         (b) the fees to be paid to the Sub-Advisers pursuant to the Sub-Advisory Agreements; and

         (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.

SUB-ADVISORY AGREEMENTS

         Pursuant to Sub-Advisory Agreements between the Manager and MacKay-Shields and between the Manager and Monitor on behalf of each Fund (each a "Sub-Adviser" and collectively the "Sub-Advisers"), MacKay-Shields and Monitor, subject to the supervision of the Trustees of the Trust and the Manager and in conformity with the stated policies of each of the Funds and the Trust, manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities.

         The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreements at an in-person meeting held July 28, 1997.

On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Sub-Advisory Agreements with MacKay-Shields and Monitor. The Sub-Advisory Agreement with respect to the Strategic Value Fund was approved by that Fund's sole shareholder on October 21, 1998. The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, MacKay-Shields or Monitor (as the term is defined in the 1940 Act). The Sub-Advisory Agreements for each Fund were last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, the Manager, MacKay-Shields or Monitor (as defined in the 1940 Act), at a meeting held on April 27, 1998.

         The Sub-Advisers have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Sub-Advisers bear the salaries and expenses of all of their personnel.

         The Sub-Advisory Agreements provide that MacKay-Shields and Monitor shall not be liable for any error of judgment by MacKay-Shields or Monitor or for any loss suffered by any of the Funds except in the case of MacKay-Shields' or Monitor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         For the period from October 27, 1997 through December 31, 1997, the amount of the Management fee paid and waived and/or reimbursed by each Fund; the amount of the Sub-Advisory fee paid by the Manager from the Management fee; and the amount of the Sub-Advisory fee waived and/or reimbursed were as follows:

                                                  Management                           Sub-Advisory
                                Management        Fee Waived       Sub-Advisory         Fee Waived
Fund                            Fee Paid*     and/or Reimbursed      Fee Paid*       and/or Reimbursed
----                            ----------    -----------------    ------------      -----------------
California Tax Free Fund.....   $   22,562        $  --            $   11,281           $    --
Capital Appreciation Fund....    1,996,154           --               998,077                --
Convertible Fund.............    1,210,730           --               605,365                --
Equity Index Fund+...........      149,354         223,441             74,559                --
Government Fund..............      712,902           --               356,451                --
High Yield Corporate Bond
    Fund.....................    3,590,202           --             1,795,101                --
International Bond Fund.....        24,178         18,134              15,111            12,089
International Equity Fund...       145,829           --                87,497                --
Money Market Fund............      165,694        205,316              82,847           102,658
New York Tax Free Fund.......       11,863          5,413               5,932             2,707
Strategic Income Fund++......          --          74,218                  --            37,109
Strategic Value Fund++.......       23,276           --                11,638                --
Tax Free Bond Fund...........      533,914           --               266,957                --
Total Return Fund............    1,431,434           --               715,717                --
Value Fund...................    1,479,934           --               739,967                --

*        After expense reimbursement or waiver.

+        The Equity Index Fund's expense limitation was terminated April 1,
         1998.

++ The Strategic Income Fund commenced operations on February 28, 1997. Effective February 28, 1998, the Fund's expense cap was terminated. The Strategic Value Fund commenced operations on October 21, 1997.

         In previous years, prior to a change in management structure, the Funds paid an advisory fee directly to MacKay-Shields or Monitor. For the period from January 1, 1997 through October 26, 1997 and the fiscal years ended December 31, 1996 and 1995, the amount of the advisory fee paid and waived and/or reimbursed, by each Fund to MacKay-Shields or Monitor was as follows:

                                            1997                        1996                             1995
                                          ---------                   --------                         --------

                                               Advisory Fee                  Advisory Fee                      Advisory Fee
                                  Advisory     Waived and/or    Advisory     Waived and/or       Advisory      Waived and/or
                                  Fee Paid*     Reimbursed     Fee Paid*       Reimbursed       Fee Paid*       Reimbursed
                                  ---------    -------------   ---------     -------------      ---------      -------------
California Tax Free Fund.....    $   44,678   $   2,589       $   45,307     $   11,228        $   29,964      $   16,845
Capital Appreciation Fund....     3,934,494       --           3,429,258            --          2,155,386            --
Convertible Fund.............     2,710,393       --           2,444,000            --          1,027,604            --
Equity Index Fund............       256,066       --             163,785            --             81,072            --
Government Fund..............     1,760,807       --           2,643,801            --          3,056,716            --
High Yield Corporate Bond
    Fund.....................     6,921,965                    5,816,110            --          3,930,939            --
International Bond Fund......        65,696      52,556           68,489         54,933            52,534          42,028
International Equity Fund....       384,003       --             342,100            --            166,703            --
Money Market Fund............       407,638     396,862          397,071        473,155           391,304         282,975
New York Tax Free Fund.......        25,025      13,579           29,457         19,911            31,482          14,241
Strategic Income Fund+.......        61,282      40,291             N/A            N/A                N/A            N/A
Strategic Value Fund+........          N/A        N/A               N/A            N/A                N/A            N/A
Tax Free Bond Fund...........     1,217,473       --           1,579,820           --           1,610,982
Total Return Fund............     3,025,045       --           3,087,111           --           2,396,247

Value Fund...................    2,976,469       --             2,682,642           1,932,406

-------------------------

+        The Strategic Income Fund commenced operations on February 28, 1997.
         The Strategic Value Fund commenced operations on October 21, 1997.

*        After expense reimbursement or waiver.

         In previous years, prior to a change in management structure, the Funds paid an administrative fee directly to NYLIFE Distributors Inc. as administrator. For the period from January 1, 1997 through October 26, 1997 and the fiscal years ended December 31, 1996 and 1995 the amount of the administration fee paid and waived and/or reimbursed by each Fund was as follows:

                                          1997                         1996                       1995
                                        ---------                    --------                    ------

                                              Fee Waived                    Fee Waived                Fee Waived
                                                and/or                       and/or                     and/or
                                 Fee Paid*    Reimbursed       Fee Paid*    Reimbursed   Fee Paid*    Reimbursed
                                 ---------   -----------       ---------    ----------   ---------    ----------
California Tax Free Fund.....  $   44,678    $    2,589       $   45,307   $ 11,228     $   29,964    $ 16,845
Capital Appreciation Fund....   3,934,494          --          3,429,258       --        2,155,386       --
Convertible Fund.............   2,710,393          --          2,444,000       --        1,027,604       --
Equity Index Fund............     605,767       418,496          365,118    290,022        324,287
Government Fund..............   1,760,807          --          2,643,801       --        3,056,716
High Yield Corporate Bond
    Fund.....................   6,921,965          --          5,816,110       --        3,930,939
International Bond Fund.....       39,417        26,278           41,100     27,467         31,522      21,013
International Equity Fund...      256,002          --            228,066       --          111,135        --
Money Market Fund............     407,638       396,862          397,071    473,155        391,304     282,975
New York Tax Free Fund.......      25,025        13,579           29,457     19,911         31,481      14,242
Strategic Income Fund+........     61,282        40,291              N/A        N/A           N/A          N/A
Strategic Value Fund+.........       N/A          N/A                N/A        N/A           N/A          N/A
Tax Free Bond Fund...........   1,217,473          --          1,579,820       --        1,610,982        --
Total Return Fund............   3,025,045          --          3,087,111       --        2,396,247        --
Value Fund...................   2,976,469          --          2,682,642       --        1,932,406        --

-----------------------

+        The Strategic Income Fund commenced operations on February 28, 1997.
         The Strategic Value Fund commenced operations on October 21, 1997.

*        After expense reimbursement or waiver.

DISTRIBUTION AGREEMENT

         NYLIFE Distributors acts as the Principal Underwriter and Distributor of the Funds' shares pursuant to the Distribution Agreement with the Trust dated January 1, 1994. NYLIFE Securities Inc., an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale.

         The Distribution Agreement for the Funds was approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on October 25, 1993. The Distribution Agreement for the International Bond Fund and the International Equity Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on July 25, 1994. The Distribution Agreement for the Strategic Income Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on January 27, 1997. The Distribution Agreement for the Strategic Value Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 28, 1997. The Distribution Agreements were reapproved by the Trustees, including a majority of the Independent Trustees, at a meeting held on April 27, 1998.

         As disclosed in the Prospectus, each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans", the "Class B Plans" and, collectively, the "Plans"). Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. The Class A Plans for each of the Funds other than the California Tax Free Fund, New York Tax Free Fund, Equity Index Fund and Strategic Income Fund were approved by the sole initial shareholder of the Class A of shares of each Fund on December 31, 1994. The Class A Plans were approved by the shareholders of the California Tax Free Fund, New York Tax Free Fund and the Equity Index Fund at a Special Meeting of Shareholders held on December 28, 1994 and the Class A Plan was approved by the sole initial shareholder of the Strategic Income Fund on February 3, 1997 and by the sole initial shareholder of the Strategic Value Fund on October 21, 1997. Regarding the California Tax Free Fund, the New York Tax Free Fund and the Equity Index Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Plan now designated as the Class A Plans on July 25, 1994. Regarding the Strategic Income

Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class A Plan on January 27, 1997.

         As noted above, the Class B shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) also have adopted Rule 12b-1 distribution plans. Originally, Rule 12b-1 plans of distribution were adopted by each of the Funds (except the California Tax Free Fund, New York Tax Free Fund and Money Market Fund) for the then sole existing class of shares of the Funds. More specifically, Rule 12b-1 distribution plans were approved on October 21, 1997 by the sole initial Class B shareholder of the Strategic Value Fund, on February 3, 1997 by the sole initial shareholder of the Strategic Income Fund, on September 8, 1994 by the sole initial shareholder of each of the International Bond Fund and International Equity Fund, on April 25, 1988 by the shareholders of the Total Return Fund, on May 29, 1987 by the sole initial shareholder of the Tax Free Bond Fund and on April 27, 1987 by the shareholders of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the Plans of the Total Return Fund on October 26, 1987, initially approved the Plans of the Tax Free Bond Fund on April 27, 1987, and initially approved the Plans of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund on April 28, 1986. In addition, on October 31, 1988, the Trustees of the Trust, including a majority of the Independent Trustees, amended the Tax Free Bond Fund's Plan to permanently reduce the amount of the distribution fee to be imposed subsequent to that date. On October 26, 1992, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to provide that a portion of total amount of the distribution fee as a service fee, to pay for a variety of account maintenance and personal services to shareholders after the sale. On October 25, 1993, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to reflect that NYLIFE Distributors would serve as principal underwriter of the Funds' shares, effective January 1, 1994. Prior to the implementation of the multi-class distribution system the distribution plans in effect for the Funds were amended and redesignated and, now, are applicable only to the Class B shares of each Fund. On October 30, 1995, the Trustees of the Trust, including a majority of the

Independent Trustees, amended the Class A Plans and the Class B Plans to clarify that the Plans contemplate payment for expenses that may generally be characterized as administrative.

         Regarding the California Tax Free Fund and New York Tax Free Fund, the Class B Plans were approved by the sole initial shareholder of the Class B shares of each Fund on December 31, 1994. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved such Plans now designated as the Class B Plans on October 24, 1994.

         Regarding the International Bond Fund and International Equity Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the distribution plans now designated as the Class B Plans on July 25, 1994, and the Class A Plans on October 24, 1994. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class B Plan of the Strategic Income Fund on January 27, 1997. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class B Plan of the Strategic Value Fund on July 28, 1997.

         On October 24, 1997, Class B shareholders for each of the Funds, other than the Equity Index Fund, Money Market Fund, Strategic Income Fund and Strategic Value Fund, approved a revision to the Class B Plans of each Fund to revise the method of calculation of the distribution fee. The Trustees, including a majority of the Independent Trustees, approved the revision at an in-person meeting held July 28, 1997. The Class B shareholders approved the revision at a meeting held October 24, 1997.

         Under the current Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.

         Once approved by a vote of a majority of the outstanding voting securities of a class of shares of a Fund, each Plan shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to both the Class A and Class B Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

         Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

         For the fiscal year ended December 31, 1997, the Funds paid distribution and service fees pursuant to the Class A and Class B Plans as follows:

                                                          Amount of Fee    Amount of Fee
                                                          Pursuant to      Pursuant to
                                                          Class A Plan     Class B Plan
                                                          -------------    -------------
California Tax Free Fund+........                         $ 43,324         $   29,795
Capital Appreciation Fund+......                           436,614         12,479,365
Convertible Fund+................                          160,596          7,496,884
Equity Index Fund................                          826,562                N/A
Government Fund+.................                           41,839          5,572,110
High Yield Corporate Bond Fund+..                          447,670         25,344,441
International Bond Fund+.........                           29,391            188,387
International Equity Fund+.......                           44,218            567,206
Money Market Fund................                              N/A                N/A
New York Tax Free Fund+..........                           35,389             23,696
Strategic Income Fund++..........                           58,867            226,126
Strategic Value Fund++...........                            5,136             10,314
Tax Free Bond Fund+..............                           32,364          2,207,368
Total Return Fund+...............                          229,294          8,376,017
Value Fund+......................                          241,617          9,356,170

-----------------------
+ The Class B Plan was amended effective October 27, 1997. Figures reflect calculation of fee pursuant to previous method for the period from January 1, 1997 through October 26, 1997 and calculation of fee pursuant to the current method for the period from October 27, 1997 through December 31, 1997.

++ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

    For the fiscal year ended December 31, 1997, 1996 and 1995, NYLIFE Distributors retained the following amounts in sales charges for sales of Class A shares of the Funds:

                                                Year Ended      Year Ended      Year Ended
                                                December 31,    December 31,    December 31,
                                                    1997            1996            1995
                                                ------------    ------------    ------------
California Tax Free Fund.....                   $  6,958        $   35,009      $   57,181
Capital Appreciation Fund+...                    201,562         1,430,417         718,806
Convertible Fund+............                     39,646           903,782         529,361
Equity Index Fund............                    329,059         1,968,993         308,486
Government Fund+.............                      5,803            96,545          95,975
High Yield Corporate Bond
    Fund+....................                    308,282         1,413,313         782,534
International Bond Fund+.....                      5,235            54,586          10,984
International Equity Fund+...                    121,009            91,571          63,684
Money Market Fund+...........                        N/A               N/A             N/A
New York Tax Free Fund.......                      2,297            22,774          35,722
Strategic Income Fund++......                     14,008               N/A             N/A
Strategic Value Fund++.......                        344               N/A             N/A
Tax Free Bond Fund+..........                      5,710            51,345          62,656
Total Return Fund+...........                     50,232           334,470         233,202
Value Fund+..................                    112,844           574,807         413,692

-----------------------

+        The Fund began offering Class A shares on January 3, 1995.

++ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

         For the fiscal years ended December 31, 1997 and 1996, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                                                                Year Ended
                                                         Year Ended            December 31,
                                                     December 31, 1997             1996
                                                     -----------------       ---------------
California Tax Free Fund.........                      $     3,586           $     2,008
Capital Appreciation Fund........                        1,485,899               966,555
Convertible Fund.................                        1,466,588               852,359
Equity Index Fund................                              N/A                   N/A
Government Fund..................                          788,647               952,234
High Yield Corporate Bond Fund...                        2,684,352             1,482,294
International Bond Fund..........                           31,152                27,332
International Equity Fund........                           88,010                48,979
Money Market Fund+...............                          779,844               640,623
New York Tax Free Fund...........                            2,531                 2,810
Strategic Income Fund++..........                           11,479                   N/A
Strategic Value Fund++...........                               --                   N/A
Tax Free Bond Fund...............                          492,542               605,386
Total Return Fund................                          871,336               745,382
Value Fund.......................                          996,052               712,915

-----------------------

+ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.

++ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

         For the fiscal year ended December 31, 1997, it is estimated that the following amounts were spent on compensation to dealers with respect to the Class A shares of each Fund: California Tax Free Fund spent $36,835; Capital Appreciation Fund spent $1,231,407; Convertible Fund spent $246,918; Equity Index Fund spent $3,332,052; Government Fund spent $33,248; High Yield Corporate Bond Fund spent $2,144,790; International Bond Fund spent $34,080; International Equity Fund spent $75,027; New York Tax Free Bond Fund spent $16,433; Strategic Income Fund spent $169,199; Strategic Value Fund spent $141,685 Tax Free Bond Fund spent $32,283; Total Return Fund spent $307,772; and Value Fund spent $665,119.

         For the fiscal year ended December 31, 1997, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:


                                    Printing And                                                                     Approximate
                                      Mailing                                                                        Total Amount
                         Sales    Prospectuses to                                                                  Spent by NYLIFE
                        Material     other than     Compensation to   Compensation                    Sales          Distributors
                          and         Current         Distribution      to Sales                   Distribution    With Respect to
                      Advertising   Shareholders       Personnel       Personnel       Other          Costs           Each Fund
                      -----------   ------------       ---------       ---------       -----          -----           ---------
California Tax Free        $451         $5,941          $12,935         $4,638        $7,356         $84,185           $115,506
  Fund
Capital Appreciation      87,010      1,547,023        3,159,974        625,088     1,888,695      13,803,858         21,111,648
  Fund
Convertible Fund          22,979       727,746          537,699         88,566       279,208        4,640,527          6,296,725
Govt. Fund                8,234        547,016          323,510         72,554       178,934        1,867,222          2,997,470
High Yield Corp. Fund    130,347      2,796,481        4,100,335        771,492     2,419,468      41,119,642         51,337,765
International Bond        1,446         17,869          52,794           8,395        29,550         249,823            359,877
  Fund
International Equity      5,115         53,876          185,125         32,625       106,364         756,109           1,139,214
  Fund
New York Tax Free         1,345         4,517            6,991           2,553        6,197          64,232             85,835
  Fund
Tax Free Fund             3,774        407,263          269,467         53,290       172,880        1,277,394          2,184,068
Total Return Fund         39,072      1,007,008        1,307,798        262,631      777,495        5,737,640          9,131,644
Value Fund                56,482      1,149,205        1,983,639        394,408     1,177,580       9,955,251         14,716,565
Strategic Income
  Fund*                   5,873         33,872          209,498         38,134       119,979        1,062,130          1,469,486
Strategic Value Fund*     (535)         6,051          (60,004)         12,737       (18,061)        286,835            227,023
===================================================================================================================================
      Total              361,593      8,303,868       12,089,761       2,367,111    7,145,645      80,904,848         111,172,826
===================================================================================================================================

-----------------------
* The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 22, 1997.

  OTHER SERVICES

         Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

         For the period from October 27, 1997 through December 31, 1997, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:

                                                              Year Ended
                                                              December 31,
                                                                  1997
                                                              ------------
California Tax Free Fund.....                                      N/A
Capital Appreciation Fund....                                   41,466
Convertible Fund.............                                   21,595
Equity Index Fund............                                      N/A
Government Fund..............                                   16,639
High Yield Corporate Bond
    Fund.....................                                   68,994
International Bond Fund......                                    2,608
International Equity Fund....                                    5,460
Money Market Fund............                                   12,407
New York Tax Free Fund.......                                      N/A
Strategic Income Fund........                                    4,701
Strategic Value Fund.........                                    2,323
Tax Free Bond Fund...........                                   13,665
Total Return Fund............                                   28,016
Value Fund...................                                   31,142


         For the period January 1, 1997 through October 26, 1997 and the fiscal years ended December 31, 1996 and 1995, the amount of recordkeeping fee paid to NYLIFE Distributors, the previous Accounting Agent, by each Fund was as follows:


                                              Year Ended            Year Ended           Year Ended
                                          December 31, 1997      December 31, 1996   December 31, 1995
California Tax Free Fund................  $          N/A       $           N/A      $            N/A
Capital Appreciation Fund...............         164,868               145,721                95,042
Convertible Fund........................         108,332                81,568                57,184
Equity Index Fund.......................             N/A                   N/A                   N/A
Government Fund.........................          80,879               114,622               128,798
High Yield Corporate Bond Fund..........         270,515               233,333               164,329
International Bond Fund.................          11,358                12,511                12,000
International Equity Fund...............          24,683                22,075                12,668
Money Market Fund.......................          54,915                62,593                53,064
New York Tax Free Fund..................             N/A                   N/A                   N/A
Strategic Income Fund+..................          13,624                   N/A                   N/A
Strategic Value Fund+...................             N/A                   N/A                   N/A
Tax Free Bond Fund......................          60,703                80,430                79,801
Total Return Fund.......................         119,962               126,154               103,032
Value Fund..............................         125,541               16,985                 85,935

----------------
+ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operation on October 21, 1997.

         In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

         Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including (I) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager or Sub-Advisers,
(iii) certain fees and expenses of the Trust's Custodians and Transfer Agent,(iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business,
(xi) any expenses assumed by the Fund pursuant to its plan of distribution,(xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

         Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., Municipal Bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Regarding the California Tax Free Fund and New York Tax Free Fund, newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and their other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Trust. In order for the Affiliated Broker to effect any portfolio transactions for the Trust on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trust will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

         Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Adviser may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Sub-Advisers, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Sub-Advisers' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Advisers for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to an Sub-Adviser. Research provided by brokers is used for the benefit of all of the Sub-Advisers' clients and not solely or necessarily for the benefit of the Trust. The Sub-Advisers' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Advisers as a consideration in the selection of brokers to execute portfolio transactions.

         In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Sub-Advisers. Investment decisions for a Fund and for the Sub-Advisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The

Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

         The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Sub-Advisers will not be reduced as a consequence of the Sub-Advisers' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Advisers in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Advisers in carrying out their obligations to the Funds.

         For the fiscal years ended December 31, 1997, 1996 and 1995 each of the following Funds paid brokerage commissions as follows:

                                                    Total Brokerage                                Total Brokerage Commissions
                                                    Commissions Paid                                Paid to Affiliated Persons
                                                    ----------------                               ---------------------------

                                    Year ended       Year ended       Year ended      Year ended      Year ended      Year ended
                                 Dec. 31, 1997     Dec. 31, 1996    Dec. 31, 1995  Dec. 31, 1997   Dec. 31, 1996     Dec. 31, 1995
                                 -------------     -------------    -------------  -------------   -------------     -------------
Capital Appreciation Fund......     1,349,716        $  882,877    $  681,250        $    --        $  ---           $     ---
Convertible Fund...............     1,728,411         1,952,991       674,139             --           ---                 ---
Equity Index Fund..............        24,704            63,111         7,018             --           ---                 ---
Government Fund................         1,719            20,809        71,818             --           ---                 ---
High Yield Corporate Bond
  Fund.........................     1,297,005         1,187,150     1,207,587             --           ---            1,970(0%)(1)
International Equity Fund......       239,373           215,696       135,267             --           ---                 ---
Strategic Income Fund+.........        11,739            N/A              N/A             --           N/A                 N/A
Strategic Value Fund+..........        21,314            N/A              N/A             --           N/A                 N/A
Total Return Fund..............       609,009           399,858       436,507             --           ---                 ---
Value Fund.....................     2,347,711         1,354,707     1,055,169             --           ---            5,074(0%)(1)

                                                                                                         Total Brokerage
                                                                                                         Commissions Paid
                                                     Total Amount of Transactions                        to Brokers that
                                                         Where Commissions Paid                           Provided Research
                                   --------------------------------------------------------------    ------------------------

                                       Year Ended                Year Ended              Year Ended           Year ended
                                     December 31, 1997       December 31, 1996      December 31, 1995     December 31, 1997
                                     -----------------       -----------------      -----------------     -----------------
Capital Appreciation Fund......      987,618,526         $  571,478,397(0.0%)(2) $  391,017,677(0.0%)(2)        1,349,716
Convertible Fund...............    1,608,359,897          1,296,465,108(0.0%)(2)    395,570,645(0.0%)(2)        1,728,411
Equity Index Fund..............       21,540,769             64,348,135(0.0%)(2)      5,863,505(0.0%)(2)           24,704
Government Fund................       12,111,250            275,083,720(0.0%)(2)    712,117,650(0.0%)(2)            1,719
High Yield Corporate Bond
  Fund.........................    1,451,737,826          2,471,387,854(0.0%)(2)  1,414,045,455(0.0%)(2)        1,297,005
International Equity Fund......       60,462,344             49,098,906(0.0%)(2)     33,559,758(0.0%)(2)          239,373
Strategic Income Fund+.........       41,537,454                     N/A                       N/A                 11,739
Strategic Value Fund+..........       12,723,841                     N/A                       N/A                 21,314
Total Return Fund .............      459,057,404            271,187,968(0.0%)(2)    604,631,476(0.0%)(2)          609,009
Value Fund ....................    1,523,756,743            848,170,710(0.0%)(2)    544,224,812(0.0%)(2)        2,347,711

-------------------------
(1)      Percent of total commissions paid.

(2) Percent of total transactions involving the payment of commissions effected through affiliated persons.

+        The Strategic Income Fund commenced operations on February 28, 1997.
         The Strategic Value Fund commenced operations on October 21, 1997.

         The California Tax Free Fund, International Bond Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund paid no brokerage commissions during the fiscal years ended December 31, 1997, 1996 and 1995.

         Capital Appreciation Fund held commercial paper of American Express Credit Corp. valued at $30,000,000 and commercial paper of Prudential Funding Corp. valued at $62,926,000; Equity Index Fund held common stock in Merrill Lynch & Co., Inc. valued at $1,358,753, common stock of Schwab (Charles) Corp. valued at $624,156, common stock of American Express Co. valued at $2,333,620 and common stock of Morgan Stanley, Dean Witter, Discover & Co. valued at $1,970,814; International Equity Fund held commercial paper of Merrill Lynch & Co. Inc. valued at $3,599,399 and common stock of HSBC Holdings PLC valued $258,829; Convertible Fund held commercial paper of American Express Credit Corp. Valued at $1,700,000, and common stock and preferred stock of Merrill Lynch & Co., Inc. valued at $10,913,400 and $1,228,200, respectively; Total Return Fund held commercial paper of American Express Credit Corp. valued at $43,450,000, and bonds of Lehman Brothers Holdings Inc., 7.375%, due 5/15/07, valued at $984,537; Value Fund held commercial paper of American Express Credit Corp. valued at $29,820,000 and commercial paper of Prudential Funding Corp. valued at $20,694,000; Government Fund held commercial paper of American

Express Credit Corp. valued at $32,000,000 and commercial paper of Prudential Funding Corp. Valued at $6,000,000; High Yield Corporate Bond Fund held commercial paper of American Express Credit Corp. valued at $137,292,000 and commercial paper of Prudential Funding Corp. valued at $25,000,000; Money Market Fund held commercial paper of American Express Credit Corp. valued at $3,173,000 and commercial paper of Goldman Sachs Group L.P. valued at $14,483,450; Strategic Income Fund held commercial paper of American Express Credit Corp. valued at $3,000,000, bonds of Lehman Large Loan, Series 1997-LL1 Class A, 6.79%, due 6/12/04, valued at $203,666 and bonds of Merrill Lynch Mortgage Investors, Inc., Series 1995-C2 Class A1, 7.1817%, due 6/15/21, valued at $238,560; and Strategic Value Fund held commercial paper of American Express Credit Corp. valued at $1,187,000 and commercial paper of Prudential Funding Corp. valued at $1,115,000.

         Investors may, subject to the approval of the Trust, the Manager and the Sub-Adviser, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time.

                                NET ASSET VALUE

         The net asset value per share of each Fund (other than the Money Market
Fund) is determined by the Trust daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. The net asset value per share of the Money Market Fund is also determined at noon on such days.

         Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities of each other Fund are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Sub-Adviser if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange,
(e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. The Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

         Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless the Sub-Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's net asset value.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

         To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

         A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                           SHAREHOLDER SERVICING AGENT

         The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                      PURCHASES, REDEMPTION AND REPURCHASE

PURCHASE AT NAV

         A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by employees (and immediate family members) of GAMCO.

LETTER OF INTENT ("LOI")

         The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated; however, on the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

DISTRIBUTIONS IN KIND

         The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

CDSC WAIVERS

         The Prospectus identifies certain categories of Class B share redemptions on which the contingent deferred sales charge ("CDSC") will be waived. See "Tell Me the Details - Alternative Sales Arrangements - Deferred Sales Charge Class B Shares." In addition to those categories, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (i) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (ii) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (iii) living revocable trusts on the death of the beneficiary; (iv) redemptions made within one year following the death or disability or a shareholder; (v) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (vi) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (vii) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (viii) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (ix) transfers to (a) other funding vehicles sponsored or distributed by New York Life or an affiliated company, or (b) guaranteed investment contracts, regardless of the sponsor, within a retirement plan.

                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

         Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. For tax years beginning in 1997, only a traditional IRA is available. For tax years beginning after 1997, two additional types of IRAs will be available -- the "Roth" IRA and the "Education" IRA.

         An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (i) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for a IRA contribution by a married couple is $4,000.

         An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For tax years beginning before 1998, a contribution is deductible only if (I) neither the individual nor his or her spouse (unless filing separate returns and living apart at all times during the taxable year) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). These phase-out limits will gradually increase starting with tax years beginning in 1998, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, for tax years beginning after 1997, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000. However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

         Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. For distributions made after 1997, the penalty tax does not apply to withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or to withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

         Roth IRAs. Roth IRAs are a form of individual retirement account applicable for tax years beginning after 1997. Contributions to a Roth IRA are not deductible but may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

         Education IRAs. After 1997, a taxpayer may make non-deductible contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 year old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

         All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

         Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b) plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

GENERAL INFORMATION

         Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

         The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b) plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

         The federal tax laws applicable to retirement plans, IRAs and 403(b) plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                      CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:

                  A. Yield -- the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 1997 was 5.07% and 5.07%, respectively.

                  B. Effective Yield -- the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. The effective yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 1997 was 5.20% and 5.20%, respectively.

                  The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been 4.77% and 4.88%, respectively, for Class A shares and 4.77% and 4.88%, respectively, for Class B shares for the seven-day period ended December 31, 1997.

         As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

         From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The performance information shown below for the period ended December 31, 1996 provides performance figures for both Class A and Class B shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares.

         In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

         Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:
               n
         P(1+T) =  ERV

where:

         P =      a hypothetical initial payment of $1,000
         T =      average annual total return
         n =      number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

         Each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

         The average annual total returns of the Class A shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended December 31, 1997 and the period from inception to December 31, 1997 were as follows:*

                                                                                      Average
                                            Year        Five Years       Ten Years     Annual
                                            Ended         Ended            Ended        Total        Inception
Fund                                       12/31/97      12/31/97         12/31/97    Return(a)        Date
----                                       --------      --------         --------    ---------        ----
California Tax Free Fund...............      3.04%          5.64%          N/A           6.11%        10/1/91
Capital Appreciation Fund (b)..........     17.27%         16.33%        18.28%         14.88%         5/1/86
Convertible Fund (b)...................      5.24%         12.38%        12.65%          9.99%         5/1/86
Equity Index Fund......................     28.30%         18.45%          N/A          17.83%       12/20/90
Government Fund (b)....................      4.21%          4.93%         6.69%          6.54%         5/1/86
High Yield Corporate
  Bond Fund (b)........................      7.16%         13.11%        11.79%         10.49%         5/1/86
International Bond Fund (b)............     -2.75%           N/A           N/A           8.69%        9/13/94
International Equity Fund (b)..........     -1.23%           N/A           N/A           3.35%        9/13/94
New York Tax Free Fund.................      3.52%          5.74%          N/A           6.36%        10/1/91
Strategic Income Fund..................       N/A            N/A           N/A           1.83%        2/28/97
Strategic Value Fund...................       N/A            N/A           N/A          -1.61%       10/22/97
Tax Free Bond Fund (b).................      4.11%          5.18%         6.58%          6.19%         5/1/86
Total Return Fund (b)..................     11.74%         11.91%        12.48%         12.50%       12/29/87
Value Fund (b).........................     15.18%         15.40%        16.43%         12.68%         5/1/86

-------------
*      Assumes the deduction of the maximum applicable initial sales charge.

(a)    From inception to 12/31/97.

(b) Performance figures for the Fund's Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

       The average annual total returns of the Class B shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended December 31, 1997, and the period from inception to December 31, 1997 were as follows*:

                                                                                        Average
                                            Year        Five Years      Ten Years        Annual
                                            Ended         Ended          Ended           Total      Inception
Fund                                       12/31/97*     12/31/97*      12/31/97*       Return(a)      Date
----                                       ---------     ---------      ---------       ---------      ----
California Tax Free Fund (b)...........      2.63%          6.14%          N/A           6.75%        10/1/91
Capital Appreciation Fund..............     18.45%         17.08%        18.77%         15.29%         5/1/86
Convertible Fund.......................      5.67%         13.00%        13.08%         10.35%         5/1/86
Government Fund........................      3.54%          5.19%         6.99%          6.79%         5/1/86
High Yield Corporate
  Bond Fund............................      6.55%         13.53%        12.11%         10.76%         5/1/86
International Bond Fund................     -3.85%           N/A           N/A           9.08%        9/13/94
International Equity Fund..............     -1.22%           N/A           N/A           3.85%        9/13/94
New York Tax Free Fund (b).............      3.14%          6.26%          N/A           7.03%        10/1/91
Strategic Income Fund..................       N/A            N/A           N/A           1.02%        2/28/97
Strategic Value Fund...................       N/A            N/A           N/A          -0.96%       10/22/97
Tax Free Bond Fund.....................      3.80%          5.70%         7.01%          6.56%         5/1/86
Total Return Fund......................     12.65%         12.60%        12.93%         12.97%       12/29/87
Value Fund.............................     16.29%         16.11%        16.89%         13.07%         5/1/86

-------------
* Assumes a complete redemption at the end of each year and the deduction of the maximum applicable contingent deferred sales charge.

(a)    From inception to 12/31/97.

(b) Performance figures for the Fund's Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through

       December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

       The average annual total returns of the Class A shares of the following Funds without deducting the applicable initial sales charge is as follows:

                                                                                      Average
                                            Year        Five Years     Ten Years       Annual
                                           Ended           Ended         Ended         Total         Inception
Fund                                       12/31/97      12/31/97      12/31/97       Return(a)        Date
----                                       --------     ----------     ---------      ---------      ---------
California Tax Free Fund...............      7.90%          6.62%          N/A           6.89%        10/1/91
Capital Appreciation Fund (b)..........     24.10%         17.65%        18.95%         15.44%         5/1/86
Convertible Fund(b)....................     11.36%         13.66%        13.29%         10.52%         5/1/86
Equity Index Fund......................     32.26%         19.17%          N/A          18.35%       12/20/90
Government Fund(b).....................      9.12%          5.90%         7.18%          6.96%         5/1/86
High Yield Corporate
  Bond Fund (b)........................     12.20%         14.15%        12.30%         10.92%         5/1/86
International Bond Fund (b)............      1.83%           N/A           N/A          10.22%        9/13/94
International Equity Fund (b)..........      4.52%           N/A           N/A           5.14%        9/13/94
New York Tax Free Fund.................      8.39%          6.72%          N/A           7.15%        10/1/91
Strategic Income Fund..................       N/A            N/A           N/A           6.62%        2/28/97
Strategic Value Fund...................       N/A            N/A           N/A           4.11%       10/22/97
Tax Free Bond Fund (b).................      9.02%          6.15%         7.08%          6.61%         5/1/86
Total Return Fund (b)..................     18.24%         13.18%        13.10%         13.14%       12/29/87
Value Fund (b).........................     21.88%         16.72%        17.09%         13.23%         5/1/86

-------------
(a)      From inception to 12/31/97.

(b) Performance figures for the Fund's Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

         The average annual total returns of the Class B shares of the following Funds without deducting the applicable contingent deferred sales charge is as follows:

                                                                                       Average
                                            Year        Five Years     Ten Years        Annual
                                           Ended          Ended          Ended          Total        Inception
Fund                                       12/31/97      12/31/97      12/31/97        Return(a)        Date
----                                       --------     ----------     ---------       ---------        ----
California Tax Free Fund (b)...........      7.63%          6.45%          N/A           6.75%        10/1/91
Capital Appreciation Fund..............     23.45%         17.29%        18.77%         15.29%         5/1/86
Convertible Fund.......................     10.67%         13.24%        13.08%         10.35%         5/1/86
Government Fund........................      8.54%          5.51%         6.99%          6.79%         5/1/86
High Yield Corporate
  Bond Fund............................     11.55%         13.77%        12.11%         10.76%         5/1/86
International Bond Fund ...............      1.15%           N/A           N/A           9.57%        9/13/94
International Equity Fund .............      3.78%           N/A           N/A           4.40%        9/13/94
New York Tax Free Fund (b).............      8.14%          6.57%          N/A           7.03%        10/1/91
Strategic Income Fund..................       N/A            N/A           N/A           6.02%        2/28/97
Strategic Value Fund...................       N/A            N/A           N/A           4.04%       10/22/97
Tax Free Bond Fund ....................      8.80%          6.02%         7.01%          6.56%         5/1/86
Total Return Fund .....................     17.65%         12.85%        12.93%         12.97%       12/29/87
Value Fund.............................     21.29%         16.33%        16.89%         13.07%         5/1/86

-------------
(a)      From inception to 12/31/97.

(b) Performance figures for the Fund's Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

         The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:
                           6
         Yield = 2[(a-b +1) -1]
                    ---
                     cd

where:

         a =             interest earned during the period

         b =             expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends
        d = the maximum offering price per share on the last day of the period

        This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

         For the 30-day period ended December 31, 1997, the yield of each of the following Funds was:

                                                          30-Day
                                                       Period Ended
                                                         December 31,
                                                           1997
                                                       --------------

                   Fund                     Class A      Class B
                   ----                     -------      -------
  California Tax Free Fund..............     4.74%        4.71%
                                            -----        ------
  Government Fund.......................     4.84%        4.34%
                                            -----        ------
  High Yield Corporate Bond Fund........     6.77%        6.33%
                                            -----        ------
  International Bond Fund...............     4.57%        4.02%
                                            -----        ------
  New York Tax Free Fund................     4.72%        4.69%
                                            -----        ------
  Tax Free Bond Fund....................     4.81%        4.79%
                                            -----        ------
  Strategic Income Fund.................     5.93%        5.30%
                                            -----        ------


         The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

         The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+

                                To Equal a 5.50% Tax
                If              Free Return, a Taxable
           Your Federal         Investment Would Have to
           Marginal Tax         Earn Without Fee Reduction
             Rate is:               or Expense Limit
           ------------         --------------------------
              15.00%                 6.47%

              28.00%                 7.64%

              31.00%                 7.97%

              36.00%                 8.59%

              39.60%                 9.11%

--------------------
*        This table reflects application of the regular Federal income tax only;
         other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing Federal income tax liability.

+ This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.

         A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

         Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

         In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

         From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Sub-Adviser, and other pertinent facts relating to the management of the Fund by the adviser.

         From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

         In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard &

Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes; the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                   TAX STATUS

TAXATION OF THE FUNDS

         The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

         Certain requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

         A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

         Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (I) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Provided that a Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

         Each Fund, other than the Equity Index Fund (which offers only one class of shares) and the Strategic Income Fund and Strategic Value Fund, has received a ruling from the IRS to the effect that differing distributions between the classes of its shares will not result in a Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of (I) determining whether the Fund qualifies as a regulated investment company for federal tax purposes, and (ii) determining the Fund's tax liability.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

         Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders. If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations.

         If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

         Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.

         Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.

         Except for distributions by the Money Market Fund, distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX-FREE FUNDS

         The Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund (collectively, the "Tax Free Funds") intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Funds will be eligible for the deduction for dividends received by corporations.

         Although a significant portion of the distributions by the Tax Free Funds generally is expected to be exempt from federal taxes, each of these Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to those Funds. In addition, a sale of shares in such Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Accordingly, it is possible that a significant portion of the distributions of these Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

         Exempt-interest dividends from the Tax Free Funds; ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

         Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

DISCOUNT

         Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

         In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

USERS OF BOND-FINANCED FACILITIES

         Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolios of the Tax Free Funds has been made by these Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund since the acquisition of shares of the Tax Free Bond Fund, California Tax Free Fund or New York Tax Free Fund may result in adverse tax consequences to them.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

         Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

         Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized. Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

         The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

         Regarding the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

         The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

PASSIVE FOREIGN INVESTMENT COMPANIES

         Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

         A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

         Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to stockholders as "20% Rate Gain" if the shares had been held for more than 18 months or as "28% Rate Gain" if the shares had been held for more than one year but no more than 18 months. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

         Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

         If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).

         Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

         Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

         The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of a Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by share-holders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

         The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

         Shareholders of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from a Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Funds in his or her own state and locality.

         Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, California Tax Free Fund and New York Tax Free Fund, the Sub-Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

         Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Code section 103. While a Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were a Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that a Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

EXPLANATION OF FUND DISTRIBUTIONS

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND

         If Shareholders receive distributions of amounts paid pursuant to the Guarantee, such distributions from the Fund may not be eligible for the dividends-received deduction available to corporations.

         In addition, although not considered likely, it is possible that shareholders could be regarded for tax purposes as receiving a constructive distribution(s) (which could be taxable) from the Fund to the extent that the Guarantee is deemed to have value.

         It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributions will commence no earlier than the reinvestment date but could be delayed as described previously in this paragraph as a result of the Guarantee.

ADDITIONAL INFORMATION REGARDING THE CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

         Under California law, a mutual fund which qualifies as a regulated investment company must have at least 50% of its total assets in obligations exempt from California personal income tax at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of exempt-interest dividends received by them from the California Tax Free Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares. However, other taxes, such as the franchise tax may apply. Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distributions of capital gains.

         Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for California personal income tax purposes.

         Exempt-interest dividends paid by the New York Tax Free Fund from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions of the Fund derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for New York State or New York City personal income tax purposes.

         Dividends from the California Tax Free Fund or New York Tax Free Fund (including exempt-interest dividends), capital gains distributions from a Fund, and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes (as well as Federal taxes). However, the portion of a distribution of a Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state generally will not be subject to state or local taxes. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

ANNUAL STATEMENTS

         Each shareholder of the California Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and California state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Any dividends attributable to interest on municipal obligations that are not California municipal securities will be taxable as ordinary dividends for California state personal income tax purposes even if such dividends are excluded from gross income for federal income tax purposes. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

         Each shareholder of the New York Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and New York State and New York City personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amounts of dividends excluded or exempt from federal income taxation or New York State and City personal income taxation and the dollar amount subject to federal income taxation or New York State and City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

GENERAL INFORMATION

         The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

                         ORGANIZATION AND CAPITALIZATION

GENERAL

         The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The organizational expenses of each Fund will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

         Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of Price Waterhouse, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

SHARE OWNERSHIP OF THE FUNDS

         The following table sets forth information concerning beneficial and record ownership, as of April 1, 1998, of the Funds' shares by each person who beneficially or of record owns more than five percent of the voting securities of any Fund:

                                Shares                                  Percentage
Name and Address                Beneficially                            Outstanding
Name of Fund                    of Shareholder                          Owned (1)             Shares Owned
------------                    --------------                          ---------             ------------
California                      NYLIFE Distributors Inc.(2)             14.43%                271,121
  Tax Free Fund                 300 Interpace Parkway
  Class A                       Parsippany, NJ  07054

California                      Otto V. & Yvonne Louise-Ericksen        9.22%                 173,217
  Tax Free Fund                 Tschudi Revoc. Living Trust
  Class A                       1805 St. Andrews Dr.
                                Moraga, CA  94668

California                      William J. & Elinor Potikian            10.36%                83,366
  Tax Free Fund                 Family Revocable Trust
  Class B                       4475 N. College
                                Fresno, CA 93704

Capital                         New York Life Trust Company             24.26%                1,541,608
   Appreciation                 Client Accounts
   Class A                      51 Madison Avenue, Rm 117A
                                New York, NY 10010-1603

Convertible                     New York Life Trust Company             10.45%                468,409
   Fund                         Client Accounts
   Class A                      51 Madison Avenue, Rm 117A
                                New York, NY 10010-1603

New York Tax                    NYLIFE Distributors Inc.(2)             35.07%                499,488
  Free Fund                     300 Interpace Parkway
  Class A                       Parsippany, NJ 07054

New York Tax                    Felice Brand                            9.33%                 53,769
 Free Fund                      158 Wright Avenue
 Class B                        Deer Park, NY 11729-2224

New York Tax                    Henry Sheimann Irrevocable Trust        5.59%                 32,224
 Free Fund                      11-31 Jackson Avenue
 Class B                        Scardsdale, NY 10583

New York Tax                    Smith Barney Inc.                       5.45%                 77,602
 Free Fund                      388 Greenwich St.
 Class A                        New York, NY 10013

International                   NYLIFE Distributors Inc.(2)             55.90%                770,905
  Bond Fund                     300 Interpace Parkway
  Class A                       Parsippany, NJ 07054

                                Shares                                  Percentage
Name and Address                Beneficially                            Outstanding
Name of Fund                    of Shareholder                          Owned (1)             Shares Owned
------------                    --------------                          ---------             ------------
International                   Defined Benefit Pension Trust of FMCNA  5.45%                 74,305
 Bond Fund                      C/O the Free Methodist Foundation
 Class A                        8050 Spring Arbor Road
                                Spring Arbor, MI 49283

International                   Merrill Lynch Pierce                    5.73%                 76,991
 Bond Fund                      Fenner & Smith
 Class A                        4800 Deer Lake Dr. East
                                Jacksonville, FL 32246

International                   NYLIFE Distributors Inc.(2)             36.68%                625,090
  Equity Fund                   260 Cherry Hill Road
  Class A                       Parsippany, NJ 07054

International                   New York Life Trust Company             5.95%                 101,533
  Equity Fund                   Clients Accounts
  Class A                       51 Madison Avenue, Room 117A
                                New York, NY 10010

Strategic Income                NYLIFE Distributors Inc.(2)             10.36%                549,397
  Fund                          300 Interpace Parkway
  Class B                       Parsippany, NJ 07054

Strategic Income                New York Life Insurance                 33.92%                653,946
  Fund                          Company General Account
  Class A                       51 Madison Avenue
                                New York, NY 10010

Value Fund                      New York Life Trust Company             22.23%                1,420,946
  Class A                       Client Accounts
                                51 Madison Avenue, Rm 117A
                                New York, NY 10010-1603

Government                      New York Life Trust Company             18.12%                363,748
   Fund                         Client Accounts
   Class A                      51 Madison Avenue, Rm 117A
                                New York, NY 10010-1603

Tax Free
   Bond Fund                    Schmitt Family Trust                    15.26%                202,393
   Class A                      P.O. box 1566
                                Savannah, GA 31402

                                Shares                                  Percentage
Name and Address                Beneficially                            Outstanding
Name of Fund                    of Shareholder                          Owned (1)             Shares Owned
------------                    --------------                          ---------             ------------
Value Fund                      Delaware Charter Guarantee              5.37%                 343,465
   Class A                       & Trust Co., Trustee
                                FBO Savings Incentive Plan for
                                Employees of LSB Industries Inc.
                                Holding Account 401K Plan
                                P.O. Box 8708
                                Wilimgton, DE 19899

Money Market                    New York Life Trust Company             6.89%                 6,623,580
   Fund                         Client Accounts
   Class A                      51 Madison Avenue, Room 117A
                                New York, NY 10010

Total Return                    New York Life Trust Company             49.57%                2,668,627
   Fund                         Client Accounts
   Class A                      51 Madison Avenue, Room 117A
                                New York, NY 10010

Strategic Income                Rodney A. Vanderaa                      5.43%                 104,752
   Fund                         Joy Vanderaa
   Class A                      19140 Ada St.
                                Lansing, IL 60438

Strategic Income                James C. Calano                         5.76%                 111,076
   Fund                         200 Boulder View Lane
   Class A                      Boulder, CO 80304

Strategic Income                Terry L. Vanderaa                       5.07%                 97,656
   Fund                         Linda A. Vanderaa
   Class A                      ATC Vancom
                                P.O. Box 7320
                                Oakbrook Terrace, IL 60181

Strategic Income                Rodney A. Vanderaa                      5.19%                 100,040
   Fund                         Wendy M. Vanderaa
   Class A                      18448 Holland Road
                                Lansing, IL 60436

Strategic Value                 New York Life Insurance                 59.65%                914,161
   Fund                         Company
   Class A                      51 Madison Avenue
                                New York, NY 10010

-------------
(1) This information, not being within the knowledge of the Trust, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional Shares have been omitted.

(2) Mr. George Daoust, in connection with his position with NYLIFE Distributors, has the power to vote all of the shares shown in the above table owned by NYLIFE Distributors. Mr. Daoust disclaims beneficial ownership of such shares.

         NYLIFE Distributors Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors Inc. is a wholly owned subsidiary of NYLIFE Inc., and an indirect wholly owned subsidiary of New York Life Insurance Company.

CODE OF ETHICS

         The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or an Investment Sub-Adviser unless such power is the result of their position with the Trust or Investment Sub-Adviser. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code.


YEAR 2000



         The services provided to the Funds by the Manger, the Sub-Advisers and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction would have a negative implication on handling securities trades, pricing and account services. The Manager, the Sub-Advisers and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. The Funds have no reason to believe these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Manager, the Sub-Advisers and the Funds' other service providers at this time but could have a material adverse impact on the operations of the Funds and the Manager, the Sub-Advisers and the Funds' other service providers. In addition, companies in which the Funds invest may experience Year 2000 Issue difficulties which could adversely impact their business and adversely affect the value of the securities issued by them.


                              FINANCIAL STATEMENTS

         The financial statements of the Capital Appreciation Fund, California Tax Free Fund, New York Tax Free Fund, Value Fund, Convertible Fund, Total Return Fund, High Yield Corporate Bond Fund, Government Fund (formerly the Government Plus Fund), Tax Free Bond Fund (formerly the MacKay-Shields MainStay Tax Free Bond Fund), International Bond Fund, International Equity Fund, Equity Index Fund, Money Market Fund, Strategic Income Fund and Strategic Value Fund, including the Portfolio of Investments as of December 31, 1997, the Statement of Assets and Liabilities as of December 31, 1997, the Statement of Operations for the year ended December 31, 1997, the Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996, the Notes to the Financial Statements and the Reports of Independent Accountants, all of which are included in the 1997 Annual Reports to the Shareholders are hereby incorporated by reference into this Statement of Additional Information.

         An audited financial statement for NYLIFE Inc. as of December 31, 1997, is included in this Statement of Additional Information.

                               THE MAINSTAY FUNDS

                         MAINSTAY BLUE CHIP GROWTH FUND
                          MAINSTAY RESEARCH VALUE FUND
                          MAINSTAY SMALL CAP VALUE FUND
                       MAINSTAY GROWTH OPPORTUNITIES FUND
                         MAINSTAY SMALL CAP GROWTH FUND
                           MAINSTAY EQUITY INCOME FUND
                         MAINSTAY GLOBAL HIGH YIELD FUND

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JUNE 1, 1998


                        AS SUPPLEMENTED JANUARY 13, 1999

--------------------------------------------------------------------------------

        The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of twenty-two series, the following seven of which are discussed herein: Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund (individually or collectively referred to as a "Fund" or the "Funds"). MainStay Management, Inc. (the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory Agreements with Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; John A. Levin & Co., Inc. ("John A. Levin & Co.") with respect to the Research Value Fund; Dalton, Greiner, Hartman, Maher & Co. ("Dalton, Greiner") with respect to the Small Cap Value Fund; Madison Square Advisors, Inc. ("Madison Square Advisors") with respect to the Growth Opportunities Fund; and MacKay-Shields Financial Corporation ("MacKay-Shields") with respect to the Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund. GAMCO, John A. Levin & Co., Dalton, Greiner, Madison Square Advisors and MacKay-Shields are sometimes jointly referred to as the "Sub-Advisers."

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Funds dated June 1, 1998, as amended or supplemented from time to time, a copy of which may be obtained without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offers contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

        Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

                                TABLE OF CONTENTS

                                                                                             PAGE IN
                                                                                          STATEMENT OF
                                                                                           ADDITIONAL
                                                                                           INFORMATION
                                                                                           -----------


INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS................................6
        Repurchase Agreements................................................................6
        Lending of Portfolio Securities......................................................7
        Bank Obligations.....................................................................8
        U.S. Government Securities...........................................................9
        Debt Securities......................................................................9
        Convertible Securities..............................................................10
        Arbitrage...........................................................................11
        Foreign Securities..................................................................11
        Foreign Currency Transactions.......................................................13
        Foreign Index-Linked Instruments....................................................17
        Brady Bonds.........................................................................17
        Floating and Variable Rate Securities...............................................18
        Zero Coupon Bonds...................................................................19
        When-Issued Securities..............................................................19
        Mortgage-Related and Other Asset-Backed Securities..................................20
        Short Sales Against the Box.........................................................29
        Options on Securities...............................................................30
        Options on Foreign Currencies.......................................................36
        Securities Index Options............................................................38
        Futures Transactions................................................................40
        Swap Agreements.....................................................................50
        Loan Participation Interests........................................................52
        Risks Associated with Debt Securities...............................................54
        Risks of Investing in High Yield Securities ("Junk Bonds")
                ............................................................................55

FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................................55

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.....................................................57

TRUSTEES AND OFFICERS.......................................................................59

THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR...........................................68
        Management Agreement................................................................68
        Sub-Advisory Agreements.............................................................69
        Distribution Agreement..............................................................70
        Other Services......................................................................72

        Expenses Borne by the Trust........................................................ 72

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................................... 73

NET ASSET VALUE............................................................................ 76

SHAREHOLDER INVESTMENT ACCOUNT............................................................. 79

SHAREHOLDER SERVICING AGENT................................................................ 79

PURCHASES, REDEMPTION AND REPURCHASE....................................................... 80
        Purchases at NAV................................................................... 80
        Letter of Intent ("LOI")........................................................... 80
        Distributions in Kind.............................................................. 80
        Suspension of Redemptions.......................................................... 80

TAX-DEFERRED RETIREMENT PLANS.............................................................. 81
        Cash or Deferred Profit Sharing Plans Under Section 401(k)
               for Corporations and Self-Employed Individuals.............................. 81
        Individual Retirement Account ("IRA").............................................. 81
        403(b)(7) Tax Sheltered Account.................................................... 84
        General Information................................................................ 84

CALCULATION OF PERFORMANCE QUOTATIONS...................................................... 84

TAX STATUS................................................................................. 88
        Taxation of the Funds.............................................................. 88
        Character of Distributions to Shareholders -- General
                ........................................................................... 91
        Discount........................................................................... 93
        Taxation of Options, Futures and Similar Instruments
                ........................................................................... 93
        Passive Foreign Investment Companies................................................95
        Foreign Currency Gains and Losses.................................................. 96
        Commodity Investments.............................................................. 97
        Dispositions of Fund Shares........................................................ 97
        Tax Reporting Requirements......................................................... 98
        Foreign Taxes...................................................................... 99
        State and Local Taxes - General................................................... 100
        Explanation of Fund Distributions................................................. 100
        General Information............................................................... 100

ORGANIZATION AND CAPITALIZATION........................................................... 101
        General........................................................................... 101
        Voting Rights..................................................................... 101
        Shareholder and Trustee Liability................................................. 101

OTHER INFORMATION......................................................................... 102
        Independent Accountants........................................................... 102
        Legal Counsel..................................................................... 102
        Code of Ethics.................................................................... 102

FINANCIAL STATEMENTS...................................................................... 103

          INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

        The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus.

REPURCHASE AGREEMENTS

        The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees. In addition, the Global High Yield Fund may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

        A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's Custodian. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

        The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders.

        For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Sub-Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

        The Funds may enter into reverse repurchase agreements. A Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each of the Funds will limit its investments in reverse repurchase agreements to no more than 5% of its total assets.

LENDING OF PORTFOLIO SECURITIES

        Each Fund may seek to increase its income by lending portfolio securities. Under guidelines adopted by the Funds' Board, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, under the supervision and control of the Funds' Sub-Advisers.

        As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and approved by the Board, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. The value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. In addition, pursuant to guidelines adopted by the Board, each Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

BANK OBLIGATIONS

        Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal
Deposit Insurance Corporation.

        Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

        Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and savings and loan associations, such obligations are federally insured.

U.S. GOVERNMENT SECURITIES

        Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. See "Mortgage-Related and Other Asset-Backed Securities."

DEBT SECURITIES

        Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

CONVERTIBLE SECURITIES

        The Funds may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other debt instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

        Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

        As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

        Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

        Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

        Each Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Funds do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund.

FOREIGN SECURITIES

        The Funds may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks.

        Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

        Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FOREIGN CURRENCY TRANSACTIONS

        Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund may, to the extent it invests in foreign securities, enter into forward foreign currency transactions in order to protect against uncertainty in the level of future foreign currency exchange rates. Each of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

        Foreign currency transactions in which the Funds may engage include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

        Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Generally, the Sub-Adviser believes that the best interest of a Fund will be served if a Fund is permitted to enter into forward contracts under specified circumstances. First, when a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

        Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

        Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

        At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

        A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

        In cases of transactions which constitute "transaction" hedges, or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

        It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract. The Funds cannot assure that the techniques discussed above will be successful. Successful use of forward contracts depends on the investment manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as investment managers anticipate. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

        The Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

        A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

        As part of its investment program, and to maintain greater flexibility, the Global High Yield Bond Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

        A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument.

BRADY BONDS

        The Global High Yield Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

        U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (I) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").


        Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

FLOATING AND VARIABLE RATE SECURITIES

        Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

        The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well.

        The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Funds' limitations on investments in such securities.

ZERO COUPON BONDS

        The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

WHEN-ISSUED SECURITIES

        The Funds may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal bonds, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

        At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

        The Funds may buy Mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.


        MORTGAGE PASS-THROUGH SECURITIES Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage pass-through securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

        Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

        Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

        The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

        Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

        FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCS are not backed by the full faith and credit of the U.S. government.

        If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Funds' quality standards.


        PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the Funds may invest may be: (I) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.


        Although the market for privately issued mortgage-related securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Sub-Advisers' opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.


        COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.


        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs are structured into multiple classes, each bearing a different stated maturity - actual maturing and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond Offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

        The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.


        FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

        If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

        Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


        OTHER MORTGAGE-RELATED SECURITIES Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.



        CMO RESIDUALS CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


        The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

        CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and, accordingly, CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

        Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

        CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.


        STRIPPED MORTGAGE-BACKED SECURITIES Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

        Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


        RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Sub-Adviser to forecast interest rates and other economic factors correctly. If a Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.


        Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

        Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

        Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.


        OTHER ASSET-BACKED SECURITIES Several types of asset-backed securities have already been offered to investors, including CARS(SM) ("Certificates for Automobile Receivables(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


        The Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

SHORT SALES AGAINST THE BOX

        A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

OPTIONS ON SECURITIES


        WRITING CALL OPTIONS Any Fund may sell ("write") covered call options on the portfolio securities of such Fund in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.


        A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

        During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

        A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

        A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

        Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under federal tax law, the Global High Yield Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on their portfolio securities.


        WRITING PUT OPTIONS Each Fund may also write covered put options. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.


        The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

        A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

        The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

        If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

        In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities.


        PURCHASING OPTIONS Each Fund may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks.


        The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. A Fund would buy a put option in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

        The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.


        MARRIED PUTS Each Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

        Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.


        SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES Exchange markets in U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.


        A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

        The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

        The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES


        Each Fund may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return.



        A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.


        Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.


        If a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.


        Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

        A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.


        Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.


        A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

        Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

SECURITIES INDEX OPTIONS

        The Funds may purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities.

        Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (I) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

        A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Composite Price Index or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

        The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.

        A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

FUTURES TRANSACTIONS

        The Equity Income Fund and Global High Yield Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration. Each Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). The Funds may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges.

        A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

        When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

        A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

        Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

        FUTURES ON DEBT SECURITIES A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Advisers to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.


        Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

        On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

        The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.



        SECURITIES INDEX FUTURES A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.


        Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

        The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.


        CURRENCY FUTURES A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract, if the Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Sub-Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

        A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.


        OPTIONS ON FUTURES For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. It is the current policy of the Trust that the Funds will purchase or write only options on futures contracts that are traded on a U.S. or foreign exchange or board of trade. The Funds also may engage in related closing transactions with respect to options on futures. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

        Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

        Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

        The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

        In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

        If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

        The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

        While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.


        LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS In general, the Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


        When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

        When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

        When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

        When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

        The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Status."

        RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

        Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the

Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

SWAP AGREEMENTS

        The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

        Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

        This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

LOAN PARTICIPATION INTERESTS

        A Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather a Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

        In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

        A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

        When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a participation interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, a Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, a Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring participation interests a Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets a Fund's qualitative standards. There is a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider loan participation interests not subject to puts to be illiquid.

RISKS ASSOCIATED WITH DEBT SECURITIES

        To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

        When and if available, debt securities may be purchased at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Funds may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

        Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of the debt securities that each Fund purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

        High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

        Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

        Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

        Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

                              FUNDAMENTAL INVESTMENT RESTRICTIONS

        The following restrictions may not be changed with respect to any Fund without the approval of the majority of the outstanding voting securities of that Fund (as defined under the 1940 Act). Investment restrictions that appear below or elsewhere in this Statement of Additional Information that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund.

        The Trust may not, on behalf of any Fund:

        (1) Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities;

        (2) Issue senior securities, except to the extent permitted under the Investment Company Act of 1940;

        (3) With respect to 75% of each Fund's (except Global High Yield Fund) total assets invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund;

        (4) Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

        (5) Purchase securities if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that at such time that the 1940

Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

        (6) Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate) or, commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction; or

        (7) Make loans to other persons, except loans of portfolio securities. The purchase of debt obligations and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

                            NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

        In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.


               (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

               (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

               (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Sub-Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

               (d) As an operating policy, a Fund may not purchase the securities of other investment companies except to the permitted by the 1940 Act in connection with a merger, consolidation, acquisition, or reorganization.

        "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

        The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Sub-Advisers, pursuant to guidelines approved by the Trustees.

        Each Sub-Adviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

               (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

               (ii) the number of dealers willing to purchase or sell the Rule 144A security and the number of other potential purchasers;

               (iii) dealer undertakings to make a market in the Rule 144A security; and

               (iv) the nature of the Rule 144A security and the nature of the market for the Rule 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

        To make the determination that an issue of 4(2) commercial paper is liquid, a Sub-Adviser must conclude that the following conditions have been met:

                        (a)  the 4(2) commercial paper is not traded
flat or in default as to principal or interest;

                        (b) the 4(2) commercial paper is rated:

               (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

               (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

               (iii) if the security is unrated, the Sub-Adviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

                        (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

        If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                                     TRUSTEES AND OFFICERS

        Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------        ----------------------              -------------------
Richard M. Kernan, Jr. *     Chairman and Trustee                Director of MainStay VP Series Fund, Inc.
51 Madison Avenue                                                from January 1987 to present; Chairman of
New York, NY 10010                                               the Board and Chief Executive Officer of
Age: 57                                                          MainStay VP Series Fund, Inc. from August
                                                                 1989 to present; Executive Vice President
                                                                 and Chief Investment Officer of New York
                                                                 Life Insurance Company from March 1995
                                                                 to present; Executive Vice President prior
                                                                 thereto; Member of the Board of Directors of
                                                                 New York Life Insurance Company from
                                                                 November 1996 to present and Chairman of
                                                                 the Investment Committee from January
                                                                 1997 to present; and Director, Greystone
                                                                 Realty Corp. January 1997 to present.

Stephen C. Roussin*          President, Chief                    Director and Chairperson, MainStay
51 Madison Avenue            Executive Officer and               Institutional Funds, Inc., 1997 to present;
New York, NY  10010          Trustee                             Senior Vice President, New York Life
Age: 34                                                          Insurance Company, 1997 to present; Senior
                                                                 Vice President, Smith Barney, 1994 to 1997;
                                                                 and Division Sales Manager, Prudential
                                                                 Securities, 1989 to 1994.

Harry G. Hohn*               Trustee                             Retired Chairman and Chief Executive
51 Madison Avenue                                                Officer, New York Life Insurance Company;
New York, NY  10010                                              Chairman of the Board and Chief Executive
Age:  65                                                         Officer, New York Life Insurance Company,
                                                                 1990 to 1997; Vice Chairman of the Board,
                                                                 New York Life Insurance Company, 1986 to
                                                                 1990; Director, New York Life Insurance
                                                                 Company, 1985 to 1986; Director, Million
                                                                 Dollar Roundtable Foundation, 1996 to
                                                                 1997; Director, Insurance Marketplace
                                                                 Standards Association, 1996 to 1997;
                                                                 Director, Witco Corporation, 1989 to
                                                                 present; Member, International Advisory
                                                                 Board of Credit Commercial de France,
                                                                 1995 to present; and a Life Fellow of the
                                                                 American Bar Foundation.

Edward J. Hogan              Trustee                             Rear Admiral U.S. Navy (Retired);
Box 2321                                                         Independent management consultant, 1992 to
Sun Valley, ID  83353                                            1997.
Age:  65

                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------        ----------------------              -------------------
Nancy Maginnes               Trustee                             Member, Council of Rockefeller University,
  Kissinger                                                      New York, NY, 1991 to present; Trustee,
Henderson Road                                                   Rockefeller University, 1995 to present;
South Kent, CT  06785                                            Trustee, Animal Medical Center, 1993 to
Age:  64                                                         present; and Trustee, The Masters School,
                                                                 1994 to present; Member, Board of
                                                                 Overseers, Rockefeller Institute of
                                                                 Government, Albany, NY, 1983-1992 (Board
                                                                 dissolved).

Terry L. Lierman             Trustee                             President, Capitol Associates, Inc., 1984 to
426 C Street, N.E.                                               present; President, Employee Health
Washington, D.C.  20002                                          Programs, 1990 to present; Vice Chairman,
Age:  49                                                         TheraCom Inc., 1994 to present; Member,
                                                                 UNICEF National Board, 1993 to present;
                                                                 Director, Harvard University, Pollin
                                                                 Institute, 1995 to present; Director,
                                                                 PeacePac, 1994 to present; Commissioner,
                                                                 State of Maryland, Higher Education
                                                                 Commission, 1995 to present; Vice
                                                                 Chairman, National Organization on
                                                                 Fetal Alcohol Syndrome, 1993 to present;
                                                                 Chief Executive Officer, Medical Crisis
                                                                 Systems, 1997 to present; and Board
                                                                 Member, Hollings Cancer Center, Medical
                                                                 University of South Carolina, 1993 to
                                                                 present.

                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------        ----------------------              -------------------
John B. McGuckian            Trustee                             Chairman of the Board, Ulster Television
Ardverna                                                         plc, 1990 to present; Director, Ulster
Cloughmills                                                      Television plc, 1970 to present; Chairman of
Northern Ireland                                                 the Board, Tedcastle Holding Ltd. (energy),
BT4 49NL                                                         1995 to present; Director, Cooneen Textiles
Age: 58                                                          Ltd. (clothing manufacturer), 1967 to
                                                                 present; Director, Allied Irish Banks plc,
                                                                 1977 to present; Director, First Trust Bank,
                                                                 1991 to present; Director, Unidare plc
                                                                 (engineering), 1986 to present; Director,
                                                                 Irish Continental Group plc (ferry
                                                                 operations), 1988 to present; Director,
                                                                 Harbour Group Ltd. (management company),
                                                                 1980 to present; Chairman, Industrial
                                                                 Development Board, 1990 to 1997; and
                                                                 Chairman of Senate and Senior Pro-
                                                                 Chancellor, Queen's University, 1986 to
                                                                 present.

Donald E. Nickelson          Trustee                             Vice Chairman, Harbour Group Industries,
1701 Highway A-1-A                                               Inc., 1991 to present; Director, PaineWebber
Suite 218                                                        Group, 1980 to 1993; President,
Vero Beach, FL  32963                                            PaineWebber Group, 1988 to 1990;
Age:  65                                                         Chairman of the Board, PaineWebber
                                                                 Properties, 1985 to 1989; Director, Harbour
                                                                 Group, 1986 to present; Chairman of the
                                                                 Board and Director, Rapid Rock Industries,
                                                                 Inc., 1986 to present; Director and Chairman
                                                                 of the Board, Del Industries, 1990 to
                                                                 present; Trustee, Jones Foundation (Los
                                                                 Angeles), 1978 to present; Director, Sugen,
                                                                 Inc., 1992 to present; Chairman of the
                                                                 Board, Omniquip International, Inc., 1996 to
                                                                 present; Director, Carey Diversified,
                                                                 L.L.C., Jan. 1, 1998 to present.

                                      B-63

                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------        ----------------------              -------------------
Donald K. Ross*              Trustee                             Retired Chairman and Chief Executive
953 Cherokee Lane                                                Officer, New York Life Insurance Company;
Franklin Lakes, NJ  07417                                        Director, New York Life Insurance
Age:  72                                                         Company, 1978 to 1996; President, New
                                                                 York Life Insurance Company, 1986 to
                                                                 1990; Chairman of the Board, New York
                                                                 Life Insurance Company, 1981 to 1990;
                                                                 Chief Executive Officer, New York Life
                                                                 Insurance Company, 1981 to 1990; Director,
                                                                 MacKay-Shields Financial Corporation, 1984
                                                                 to present; and Trustee, Consolidated Edison
                                                                 Company of New York, Inc., 1976 to
                                                                 present.

Richard S. Trutanic          Trustee                             Managing Director, The Somerset Group
1155 Connecticut Ave., N.W.                                      (financial advisory firm), 1990 to present;
Suite 400                                                        Chief Executive Officer and President,
Washington, DC 20036                                             Americap L.L.C. (financial advisory firm),
Age:  45                                                         1997 to present; Senior Vice President,
                                                                 Washington National Investment Corporation
                                                                 (financial advisory firm), 1985 to 1990;
                                                                 Director, Allin Communications
                                                                 Corporation, 1996 to 1997; and Director and
                                                                 Member of Executive Committee, Southern
                                                                 Net, Inc., 1986 to 1990.

Walter W. Ubl*               Trustee                             Senior Vice President, New York Life
85 East End Avenue                                               Insurance Company, 1995 to 1997; Vice
Apt. 2N                                                          President, 1984 to 1995; Vice President in
New York, NY  10028                                              charge of Mutual Funds Department, 1989 to
Age:  56                                                         1997 ; Director and Vice President, NYLIFE
                                                                 Distributors Inc., 1993 to 1997; and Director
                                                                 and Senior Vice President NYLIFE
                                                                 Securities Inc., 1996 to 1997.
----------------------------------------------------------------------------------------------------------------
OFFICERS (OTHER THAN TRUSTEES)
----------------------------------------------------------------------------------------------------------------

                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------        ----------------------              -------------------
Jefferson C. Boyce           Senior Vice President               Chairman, Monitor Capital Advisors, Inc.,
51 Madison Avenue                                                1997 to present; Senior Vice President,
New York, NY  10010                                              MainStay Institutional Funds Inc., 1995 to
Age: 40                                                          present; Senior Vice President, New York
                                                                 Life Insurance Company, 1994 to present;
                                                                 Director, NYLIFE Distributors Inc., 1993 to
                                                                 present; and Chief Administrative Officer,
                                                                 Pension, Mutual Funds, Structured Finance,
                                                                 Corporate Quality, Human Resources and
                                                                 Employees' Health Departments, New York
                                                                 Life Insurance Company, 1992 to 1994.

Anthony W. Polis             Vice President and                  Vice President, New York Life Insurance
51 Madison Avenue            Chief Financial Officer             Company, 1988 to present; Director, Vice
New York, NY  10010                                              President and Chief Financial Officer,
Age:  54                                                         NYLIFE Securities Inc., 1988 to present;
                                                                 Vice President and Chief Financial Officer,
                                                                 NYLIFE Distributors Inc., 1993 to present;
                                                                 Treasurer, MainStay Institutional Funds Inc.,
                                                                 1990 to present; Treasurer, MainStay VP
                                                                 Series Fund, Inc., 1993 to present; Assistant
                                                                 Treasurer, MainStay VP Series Fund, Inc.,
                                                                 1992 to 1993; Vice President and Treasurer,
                                                                 Eclipse Financial Asset Trust, 1992 to
                                                                 present; Vice President and Chief Financial
                                                                 Officer, Eagle Strategies Corp. (registered
                                                                 investment adviser), 1993 to present.

                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------        ----------------------              -------------------
Richard Zuccaro              Tax Vice President                  Vice President, New York Life Insurance
51 Madison Avenue                                                Company, 1995 to present; Vice President --
New York, NY  10010                                              Tax, New York Life Insurance Company,
Age:  48                                                         1986 to 1995; Tax Vice President, NYLIFE
                                                                 Securities Inc., 1987 to present; Tax Vice
                                                                 President, NAFCO, Inc., 1990 to present;
                                                                 Tax Vice President, NYLIFE Depositary
                                                                 Inc., 1990 to present; Tax Vice President,
                                                                 NYLIFE Inc., 1990 to present; Tax Vice
                                                                 President, NYLIFE Insurance Company of
                                                                 Arizona, 1990 to present; Tax Vice
                                                                 President, NYLIFE Realty Inc., 1991 to
                                                                 present; Tax Vice President, NYLICO Inc.,
                                                                 1991 to present; Tax Vice President, New
                                                                 York Life Fund Inc., 1991 to present; Tax
                                                                 Vice President, New York Life International
                                                                 Investment, Inc., 1991 to present; Tax Vice
                                                                 President, NYLIFE Equity Inc., 1991 to
                                                                 present; Tax Vice President, NYLIFE
                                                                 Funding Inc., 1991 to present; Tax Vice
                                                                 President, NYLCO Inc., 1991 to present;
                                                                 Tax Vice President, MainStay VP Series
                                                                 Fund, Inc., 1991 to present; Tax Vice
                                                                 President, CNP Realty, 1991 to present; Tax
                                                                 Vice President, New York Life Worldwide
                                                                 Holding Inc., 1992 to present; Tax Vice
                                                                 President, NYLIFE Structured Asset
                                                                 Management Co. Ltd., 1992 to present; Tax
                                                                 Vice President, MainStay Institutional Funds
                                                                 Inc., 1992 to present; Tax Vice President,
                                                                 NYLIFE Distributors Inc., 1993 to present;
                                                                 Vice President & Assistant Controller, New
                                                                 York Life Insurance and Annuity Corp.,
                                                                 1995 to present, and Assistant Controller,
                                                                 1991 to present; Vice President, NYLCARE
                                                                 Health Plans, Inc., 1995 to present; Vice
                                                                 President - Tax, New York Life and Health
                                                                 Insurance Co., 1996 to present; and Tax
                                                                 Vice President, NYL Trust Company, 1996
                                                                 to present.

                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------        ----------------------              -------------------
A. Thomas Smith III          Secretary                           Vice President and Associate General
51 Madison Avenue                                                Counsel, New York Life Insurance
New York, NY  10010                                              Company, 1997 to present; Associate
Age: 41                                                          General Counsel, New York Life Insurance
                                                                 Company, 1996 to 1997; Assistant General
                                                                 Counsel, New York Life Insurance
                                                                 Company, 1994 to 1996; Secretary, Eclipse
                                                                 Financial Asset Trust, 1994 to present;
                                                                 Secretary, MainStay Institutional Funds Inc.,
                                                                 MainStay VP Series Fund, Inc., New York
                                                                 Life Fund Inc., 1994 to 1997; Assistant
                                                                 Secretary, Eagle Strategies Corp. (registered
                                                                 investment adviser), 1997 to present;
                                                                 Secretary, Eagle Strategies Corp. (registered
                                                                 investment adviser), 1996 to present; and
                                                                 Assistant General Counsel, Dreyfus
                                                                 Corporation, 1991 to 1993.

*Messrs. Ross, Roussin, Hohn, Kernan and Ubl are deemed to be "interested persons" of the Trust under the 1940 Act.


        As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, New York Life, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.


        Effective August 1, 1998, the Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000 and a fee of $2,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.


        For the fiscal year ended December 31, 1997, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:


                                                                 Total Compensation
                                 Aggregate                       From Registrant
Name of                          Compensation                    and Fund Complex
Trustee                          from the Trust                  Paid to Trustees
-------                          --------------                  ----------------

Edward J. Hogan                          $48,000                         $48,000
Nancy M. Kissinger                       $46,000                         $46,000
Terry L. Lierman                         $48,000                         $48,000
Donald E. Nickelson                      $52,000                         $52,000
Richard S. Trutanic                      $46,000                         $46,000
John B. McGuckian*                       $12,000                         $12,000


* Mr. McGuckian was elected to his position as Trustee of the Trust on July 28, 1997.

                       THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

        Pursuant to the Management Agreement for the Funds, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities.

        The Trustees, including the Independent Trustees, approved the Management Agreement at an in-person meeting held July 28, 1997. On April 27, 1998, the Trustees approved the Management Agreement with respect to the Funds. On May 29, 1998, the sole initial shareholder of each of the Funds approved the Management Agreement. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act).

        The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

        The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

        In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Manager, Sub-Advisers and Distributor," the Manager bears the following expenses:

        (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Sub-Adviser;

        (b) the fees to be paid to the Sub-Advisers pursuant to the Sub-Advisory Agreements; and


        (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.


SUB-ADVISORY AGREEMENTS

        Pursuant to Sub-Advisory Agreements between the Manager and each of the Sub-Advisers, subject to the supervision of the Trustees of the Trust and the Manager and in conformity with the stated policies of each of the Funds and the Trust, GAMCO; John A. Levin & Co.; Dalton, Greiner; Madison Square Advisors and MacKay-Shields manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities.

        The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreements at an in-person meeting held April 27, 1998. On May 29, 1998, the sole shareholder of each of the Funds approved the Sub-Advisory Agreements with GAMCO; John A. Levin & Co.; Dalton, Greiner; Madison Square Advisors and MacKay-Shields. The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, or the Sub-Advisers (as the term is defined in the 1940 Act).

        The Sub-Advisers have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Sub-Advisers bear the salaries and expenses of all of their personnel.

        The Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable for any error of judgment by the Sub-Advisers or for any loss suffered by any of the Funds except in the case of the Sub-Advisers' willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

DISTRIBUTION AGREEMENT

        NYLIFE Distributors acts as the Principal Underwriter and Distributor of the Funds' shares pursuant to the Distribution Agreement with the Trust dated January 1, 1994. NYLIFE Securities Inc., an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale.

        The Distribution Agreement with respect to the Funds was approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on April 27, 1998.

        As disclosed in the Prospectus, each of the Funds has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans", the "Class B Plans" and, collectively, the "Plans"). Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. The Class A Plans for each of the Funds were approved by the sole initial shareholder of the Class A of shares of each Fund on May 29, 1998. The Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such plans, initially approved the Class A Plans for each of the Funds on April 27, 1998.

        As noted above, the Class B shares of each Fund also have adopted Rule 12b-1 distribution plans. Rule 12b-1 distribution plans were approved on May 29, 1998 by the sole initial shareholder of each of the Funds. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Class B Plans of the Funds on April 27, 1998.

        Under the current Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.

        Once approved by a vote of a majority of the outstanding voting securities of a class of shares of a Fund, each Plan shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to both the Class A and Class B Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

        Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

OTHER SERVICES

        Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

        In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST


        Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including (I) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager or Sub-Advisers,
(iii) certain fees and expenses of the Trust's Custodians and Transfer Agent,
(iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business, (xi) any expenses assumed by the Fund pursuant to its plan of distribution, (xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

        The Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., Municipal Bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and their other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

        NYLIFE Securities (the "Affiliated Broker") may act as broker for the Trust. In order for the Affiliated Broker to effect any portfolio transactions for the Trust on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trust will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

        Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Adviser may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Although commissions paid on every transaction will, in the judgment of the Sub-Advisers, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Sub-Advisers' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Advisers for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to an Sub-Adviser. Research provided by brokers is used for the benefit of all of the Sub-Advisers' clients and not solely or necessarily for the benefit of the Trust. The Sub-Advisers' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Advisers as a consideration in the selection of brokers to execute portfolio transactions.

        In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Sub-Advisers.

Investment decisions for a Fund and for the Sub-Advisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

        The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Sub-Advisers will not be reduced as a consequence of the Sub-Advisers' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Advisers in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Advisers in carrying out their obligations to the Funds.

        Investors may, subject to the approval of the Trust, the Manager and the Sub-Adviser, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time.

                                 NET ASSET VALUE

        The net asset value per share of each Fund is determined by the Trust daily as of the close of regular trading on the New

York Stock Exchange (currently 4:00 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading.


        Portfolio securities of each Fund are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Sub-Adviser if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign cur-rency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

        Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. The Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

        Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

        Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless the Sub-Adviser deems that the particular event would materially affect net asset value, in which case an adjustment may be made.

        The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

        To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

        A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                           SHAREHOLDER SERVICING AGENT

        The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                      PURCHASES, REDEMPTION AND REPURCHASE



PURCHASES AT NAV



        A Fund's Class A shares maybe purchased at NAV, without payment of any sales charge, by employees (and immediate family members) of GAMCO.


LETTER OF INTENT ("LOI")

        The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated; however, on the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

DISTRIBUTIONS IN KIND

        The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS


        The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (I) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.


                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

        Shares of a Fund may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

        Shares of a Fund may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. For tax years beginning in 1997, only a traditional IRA is available. For tax years beginning after 1997, two additional types of IRAs will be available -- the "Roth" IRA and the "Education" IRA.


        An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (I) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for a IRA contribution by a married couple is $4,000.



        An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For tax years beginning before 1998, a contribution is deductible only if (I) neither the individual nor his or her spouse (unless filing separate returns and living apart at all times during the taxable year) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). These phase-out limits will gradually increase starting with tax years beginning in 1998, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, for tax years beginning after 1997, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000. However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

        Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. For distributions made after 1997, the penalty tax does not apply to withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or to withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

        Roth IRAs. Roth IRAs are a form of individual retirement account applicable for tax years beginning after 1997. Contributions to a Roth IRA are not deductible but may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

        Education IRAs. After 1997, a taxpayer may make non-deductible contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 year old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

        All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(B)(7) TAX SHELTERED ACCOUNT

        Shares of a Fund may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b) plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

GENERAL INFORMATION

        Shares of a Fund may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b) plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

        The federal tax laws applicable to retirement plans, IRAs and 403(b) plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                      CALCULATION OF PERFORMANCE QUOTATIONS

        From time to time a Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

        In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

        Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:

              n
        P(1+T)  =  ERV

where:

        P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years


    ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

        Each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

        The performance data represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        The yield of the Funds is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

                          6
        Yield = 2[(a-b +1)  -1]
                  -----
                   cd

where:

        a =    interest earned during the period
        b =    expenses accrued for the period (net of reimbursements)
        c =    the average daily number of shares outstanding during
               the period that were entitled to receive dividends
        d =    the maximum offering price per share on the last day of
               the period


        This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.


        A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (I) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

        Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

        In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

        From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Sub-Adviser, and other pertinent facts relating to the management of the Fund by the adviser.

        From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.


        In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (I) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International Indexes, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, J.P. Morgan Emerging Markets Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

        From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                   TAX STATUS

TAXATION OF THE FUNDS

        The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be the retroactive.

Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.


        Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things: (I) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.


        Certain requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

        A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.


        Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (I) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


        Provided that a Fund qualifies as a regulated investment company under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

        Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders. If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations.

        If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

        Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.

        Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

        If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.

        Distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

        Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

DISCOUNT

        Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

        In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

        Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

        Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized. Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and including short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

        A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

        Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

        The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

        The Funds may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

PASSIVE FOREIGN INVESTMENT COMPANIES

        Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

        A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

        Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

        Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If
Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

        A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

        Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to stockholders as "20% Rate Gain" if the shares had been held for more than 18 months or as "28% Rate Gain" if the shares had been held for more than one year but no more than 18 months. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

        Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

        If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

        All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).

        Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

        Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

        The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of a Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

        The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

EXPLANATION OF FUND DISTRIBUTIONS

        Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

GENERAL INFORMATION

        The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

                         ORGANIZATION AND CAPITALIZATION

GENERAL

        The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Funds included herein commenced operations on June 1, 1997. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The organizational expenses of each Fund will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

        Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

        Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

        The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                       OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

        Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust.

LEGAL COUNSEL

        Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

        The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code. The Sub-Advisers that are unaffiliated with New York Life Insurance Company have adopted their own codes of ethics to govern the personal trading activities of their personnel.

                              FINANCIAL STATEMENTS

        Unaudited financial statements relating to the Funds will be prepared semi-annually and distributed to shareholders. Audited financial statements will be prepared annually and distributed to shareholders.

                               THE MAINSTAY FUNDS


--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 1, 1998

                        AS SUPPLEMENTED JANUARY 13, 1999

--------------------------------------------------------------------------------


         The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of twenty-two series: Blue Chip Growth Fund, California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Equity Index Fund, Global High Yield Fund, Government Fund, Growth Opportunities Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually or collectively referred to as a "Fund" or the "Funds"). MainStay Management, Inc. (the "Manager") serves as the manager for the Funds and has entered into Sub- Advisory agreements with MacKay-Shields Financial Corporation ("MacKay-Shields") with respect to seventeen of the Funds; Monitor Capital Advisors, Inc. ("Monitor"), with respect to the Equity Index Fund; Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; John A. Levin & Co., Inc. ("John A. Levin & Co.") with respect to the Research Value Fund; Dalton Greiner, Hartman, Maher & Co., ("DGHM") with respect to the Small Cap Value Fund; and Madison Square Advisors, Inc. ("Madison Square Advisors") with respect to the Growth Opportunities Fund. MacKay-Shields, Monitor, GAMCO, John A. Levin & Co., Dalton, Greiner and Madison Square Advisors are sometimes jointly referred to as the "Sub-Advisers."

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of the Funds dated September 1, 1998, as amended or supplemented from time to time, a copy of which may be obtained without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offers contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of

Additional Information and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

                                TABLE OF CONTENTS


                                                                                                                PAGE IN
                                                                                                             STATEMENT OF
                                                                                                              ADDITIONAL
                                                                                                              INFORMATION
                                                                                                              -----------
ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND...........................................................6

INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS.....................................................9
         Repurchase Agreements....................................................................................9
         Lending of Portfolio Securities.........................................................................11
         Bank Obligations........................................................................................12
         U.S. Government Securities..............................................................................13
         Debt Securities.........................................................................................14
         Convertible Securities..................................................................................14
         Arbitrage...............................................................................................15
         Foreign Securities......................................................................................16
         Foreign Currency Transactions...........................................................................17
         Foreign Index-Linked Instruments........................................................................21
         Brady Bonds.............................................................................................22
         Municipal Securities....................................................................................23
         Industrial Development and Pollution Control Bonds......................................................28
         Variable Rate Demand Notes ("VRDNs")....................................................................28
         Floating and Variable Rate Securities...................................................................29
         Zero Coupon Bonds.......................................................................................30
         Standby Commitments -- Obligations with Puts Attached...................................................30
         When-Issued Securities..................................................................................31
         Mortgage-Related and Other Asset-Backed Securities......................................................32
         Short Sales Against the Box.............................................................................42
         Options on Securities...................................................................................43
         Options on Foreign Currencies...........................................................................49
         Securities Index Options................................................................................52
         Futures Transactions....................................................................................54
         Swap Agreements.........................................................................................65
         Loan Participation Interests............................................................................67
         Risks Associated with Debt Securities...................................................................70
         Risks of Investing in High Yield Securities ("Junk Bonds")..............................................71

EQUITY INDEX FUND

         SPECIAL CONSIDERATIONS..................................................................................72

TOTAL RETURN FUND

         SPECIAL CONSIDERATIONS..................................................................................73

CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND..............................................................73
         SPECIAL CONSIDERATIONS..................................................................................73
         Risk Factors Affecting California Municipal Securities..................................................73
         Risk Factors Affecting New York Municipal Securities....................................................86
         Special Considerations Affecting Puerto Rico...........................................................104

THE EQUITY INDEX FUND GUARANTEE.................................................................................109

FUNDAMENTAL INVESTMENT RESTRICTIONS.............................................................................111

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................................................113

TRUSTEES AND OFFICERS...........................................................................................119

THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR...............................................................127
         Management Agreement...................................................................................127
         Distribution Agreement.................................................................................132
         Other Services.........................................................................................140
         Expenses Borne by the Trust............................................................................142

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................................................143

NET ASSET VALUE.................................................................................................148

SHAREHOLDER INVESTMENT ACCOUNT..................................................................................151

SHAREHOLDER SERVICING AGENT.....................................................................................152

PURCHASES, REDEMPTION AND REPURCHASE............................................................................152
         Letter of Intent ("LOI")...............................................................................152
         Distributions in Kind..................................................................................152
         Suspension of Redemptions..............................................................................153
         CDSC Waivers...........................................................................................153

TAX-DEFERRED RETIREMENT PLANS...................................................................................154
         Cash or Deferred Profit Sharing Plans Under Section 401(k)
                  for Corporations and Self-Employed Individuals................................................154
         Individual Retirement Account ("IRA")..................................................................154
         403(b)(7) Tax Sheltered Account........................................................................157
         General Information....................................................................................157

CALCULATION OF PERFORMANCE QUOTATIONS...........................................................................158

TAX STATUS
          ......................................................................................................167
         Taxation of the Funds..................................................................................167
         Character of Distributions to Shareholders -- General..................................................170
         Character of Distributions to Shareholders -- The Tax-Free
                  Funds.........................................................................................172
         Discount ..............................................................................................173
         Users of Bond-Financed Facilities......................................................................174
         Taxation of Options, Futures and Similar Instruments...................................................174
         Passive Foreign Investment Companies...................................................................176
         Gains and Losses.......................................................................................177
         Commodity Investments..................................................................................178
         Dispositions of Fund Shares............................................................................178
         Tax Reporting Requirements.............................................................................179
         Foreign Taxes..........................................................................................180
         State and Local Taxes - General........................................................................181
         Explanation of Fund Distributions......................................................................182
         Additional Information Regarding the Equity Index Fund.................................................183
         Additional Information Regarding the California Tax Free
                  Fund and New York Tax Free Fund...............................................................183
         Annual Statements......................................................................................184
         General Information....................................................................................185

ORGANIZATION AND CAPITALIZATION.................................................................................186
         General  ..............................................................................................186
         Voting Rights..........................................................................................186
         Shareholder and Trustee Liability......................................................................187

OTHER INFORMATION...............................................................................................187
         Independent Accountants................................................................................187
         Legal Counsel..........................................................................................188
         Share Ownership of the Funds...........................................................................188
         Code of Ethics.........................................................................................194

FINANCIAL STATEMENTS............................................................................................194

             ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND

         Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in the Prospectus. The following discussion elaborates on the presentation of the Money Market Fund's investment policies contained in the Prospectus.

         The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars. Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the Securities and Exchange Commission ("SEC"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Sub-Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (I) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class debt obligations that is comparable priority and security, and that are rated in the highest rating category by (I) any two NRSRO's or,
(ii) if rated by only one NRSRO, by that NRSRO;(3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Sub-Adviser;(4)(I) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantees", the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee,(5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to seventy five percent of its total assets, shall not have invested more than ten percent of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is a not within the highest rating category by NRSROs, the Fund shall not have invested more than five percent of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Sub-Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Sub- Adviser and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

         Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

         The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

          INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

         The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus.

REPURCHASE AGREEMENTS

         The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees. The Equity Index Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, and with respect to securities of the type in which the Fund may invest. In addition, the Global High Yield Fund, International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

         A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund, California Tax Free Fund and New York Tax Free Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's Custodian. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders. Subject to applicable limitations, the Tax Free Bond Fund will enter into repurchase agreements as a means of earning income on its cash reserves when, in the judgment of the Sub-Adviser, shareholders would benefit more from receiving taxable income thereon than from earning no income or tax-free income at a lower rate on such reserves.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Sub-Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         The Strategic Income Fund, Strategic Value Fund, California Tax Free Fund and New York Tax Free Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund may enter into reverse repurchase agreements. A Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each of the California Tax Free Fund and New York Tax Free Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 10% of its total assets. Each of the Strategic Income Fund, Strategic Value Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund will limit its investments in reverse repurchase agreements to no more than 5% of its total assets.

LENDING OF PORTFOLIO SECURITIES

         Each Fund, except the Tax Free Bond Fund and the Money Market Fund, may seek to increase its income by lending portfolio securities. Under guidelines adopted by the Funds' Board, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, under the supervision and control of the Funds' Sub-Advisers.

         As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and approved by the Board, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. The value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. In addition, pursuant to guidelines adopted by the Board, each Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

BANK OBLIGATIONS

         Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

         Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and savings and loan associations, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. See "Mortgage-Related and Other Asset-Backed Securities." The Equity Index Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

DEBT SECURITIES

         Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

CONVERTIBLE SECURITIES

         The Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund, Value Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other debt instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

         Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

         As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

         Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

         Each Fund, except the California Tax Free Fund, Equity Index Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Funds do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund.

FOREIGN SECURITIES

         Except for the California Tax Free Fund, Government Fund, New York Tax Free Fund and Tax Free Bond Fund, each Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

         Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

         Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FOREIGN CURRENCY TRANSACTIONS

         Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent it invests in foreign securities, enter into forward foreign currency transactions in order to protect against uncertainty in the level of future foreign currency exchange rates. Each of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

         Foreign currency transactions in which the Funds may engage include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Generally, the Sub-Adviser believes that the best interest of a Fund will be served if a Fund is permitted to enter into forward contracts under specified circumstances. First, when a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

         Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

         Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

         At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

         In cases of transactions which constitute "transaction" hedges, or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract. The Funds cannot assure that the techniques discussed above will be successful. Successful use of forward contracts depends on the investment manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as investment managers anticipate. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

         The Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

         As part of its investment program, and to maintain greater flexibility, the International Bond Fund, International Equity Fund, Strategic Income Fund and Global High Yield Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument.

BRADY BONDS

         Each of the Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Global High Yield Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (I) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

MUNICIPAL SECURITIES

         Municipal securities generally are understood to include debt obligations issued by, or on behalf of, states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues. Municipal securities also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of, and interest on, its or their municipal securities may be materially and adversely affected.

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

         Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the FNMA or GNMA.

         Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

         Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         An entire issue of Municipal Bonds may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, Municipal Bonds which are not publicly offered may nevertheless be readily marketable. A secondary market exists for Municipal Bonds which were not publicly offered initially.

         The Tax Free Bond Fund may invest more than 25% of its total assets in Municipal Bonds the issuers of which are located in the same state and may invest more than 25% of its total assets in Municipal Bonds the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all Municipal Bonds of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of Municipal Bonds.

         The Tax Free Bond Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Sub-Adviser believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.

         There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of Municipal Bonds both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of Municipal Bonds which are not General Obligation Bonds is made by the Sub-Adviser on the basis of the characteristics of the Municipal Bonds as described above, the most significant of which is the source of funds for the payment of principal of and interest on such Bonds.

         In order to limit certain of these risks, the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund will not invest more than 10% (15% in the case of the Strategic Income Fund) of its total assets in municipal lease obligations that are illiquid (along with all other illiquid securities). The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

         There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

         INCOME LEVEL AND CREDIT RISK Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in Municipal Bonds, that risk cannot be entirely eliminated.

         TAX CONSIDERATIONS With respect to the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, income derived by a Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped Municipal Bonds and their coupons may also be treated as taxable income under certain circumstances.

         The Tax Reform Act of 1986 ("TRA") limited the types and volume of Municipal Bonds qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain Municipal Bonds as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain Municipal Bonds after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

         Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

         Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

VARIABLE RATE DEMAND NOTES ("VRDNS")

         The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

FLOATING AND VARIABLE RATE SECURITIES

         Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well.

         The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Funds' limitations on investments in such securities.

ZERO COUPON BONDS

         The Funds, except the Equity Index Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

         The California Tax Free Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Sub-Adviser understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that standby commitments will be available to a Fund, nor has the California Tax Free Fund, New York Tax Free Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.

         A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

WHEN-ISSUED SECURITIES

         The Funds may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal bonds, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Each Fund may buy Mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.

         MORTGAGE PASS-THROUGH SECURITIES Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage pass-through securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

         The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban

Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Funds' quality standards.

         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the Funds may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

         The California Tax Free Fund, New York Tax Free Fund and Equity Index Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Sub-Advisers' opinion are illiquid if, as a result, more than 10% (15% in the case of the International Equity, International Bond, Strategic Income and Strategic Value Funds) of the value of the Fund's total assets will be illiquid.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs are structured into multiple classes, each bearing a different stated maturity - actual maturing and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond Offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO RESIDUALS CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and, accordingly, CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

         CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

         GOVERNMENT FUND The Government Fund may invest in securities collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "REMIC". CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Government Fund will consider this rule in determining whether to invest in residual interests.

         STRIPPED MORTGAGE-BACKED SECURITIES Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Sub-Adviser to forecast interest rates and other economic factors correctly. If a Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

         OTHER ASSET-BACKED SECURITIES Several types of asset-backed securities have already been offered to investors, including CARSSM ("Certificates for Automobile Receivables(SM)"). CARSSM represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         The Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

SHORT SALES AGAINST THE BOX

         A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

OPTIONS ON SECURITIES

         WRITING CALL OPTIONS Any Fund, except the Money Market Fund and the Tax Free Bond Fund, may sell ("write") covered call options on the portfolio securities of such Fund in an attempt to enhance investment performance. The California Tax Free Fund and New York Tax Free Fund may purchase and sell both put and call options on debt securities in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ, and agreements, sometimes called "cash puts," which may accompany the purchase of a new issue of bonds from a dealer. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

         During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

         A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under federal tax law, the International Bond Fund, International Equity Fund and Global High Yield Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on their portfolio securities.

         WRITING PUT OPTIONS Each Fund, except the Money Market Fund and the Tax Free Bond Fund, may also write covered put options. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

         If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities.

         PURCHASING OPTIONS Each Fund, except Money Market Fund and the Tax Free Bond Fund, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks.

         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. A Fund would buy a put option in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

         The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         MARRIED PUTS. Each Fund, except the Equity Index Fund, Money Market Fund and Tax Free Bond Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

         Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

         SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES Exchange markets in U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

         A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Total Return Fund and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.

         The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES


         Each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return.



         A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.


         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.


         If a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.


         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.


         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.


         A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two- party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

SECURITIES INDEX OPTIONS

         The Funds may purchase call and put options on securities indexes (only call options on the S&P 500 Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500 Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

         Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (I) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

         A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Composite Price Index or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.

         A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

FUTURES TRANSACTIONS

         The California Tax Free Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund, Equity Income Fund and Global High Yield Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration. The Capital Appreciation Fund, Convertible Fund, Equity Index Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund, Value Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Funds also may enter into futures contracts traded on the following foreign futures exchanges: Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Bond Fund, International Equity Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund are not limited to the above-listed exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         FUTURES ON DEBT SECURITIES A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Advisers to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

         Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

         Because the only futures contracts currently available to hedge the Tax Free Bond Fund's portfolio of municipal obligations are futures on various U.S. government securities and futures on a municipal securities index, perfect correlation between that

Fund's futures positions and portfolio positions may be difficult to achieve.

         SECURITIES INDEX FUTURES A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

         The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

         CURRENCY FUTURES A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract, if the Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Sub- Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         OPTIONS ON FUTURES For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. It is the current policy of the Trust that the Funds will purchase or write only options on futures contracts that are traded on a U.S. or foreign exchange or board of trade. The Funds also may engage in related closing transactions with respect to options on futures. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

         LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS In general, the Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Status."

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

         Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

SWAP AGREEMENTS

         The International Bond Fund, International Equity Fund, Strategic Value Fund, Strategic Income Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

LOAN PARTICIPATION INTERESTS

         A Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather a Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a participation interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, a Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, a Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring participation interests a Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets a Fund's qualitative standards. There is a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider loan participation interests not subject to puts to be illiquid.

RISKS ASSOCIATED WITH DEBT SECURITIES

         To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

         Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of the debt securities that each Fund purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

         High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

                                EQUITY INDEX FUND

                             SPECIAL CONSIDERATIONS

         The Equity Index Fund is managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

         The Sub-Adviser believes that the indexing approach described above is an effective method of simulating percentage changes in the S&P 500 Index.

         "Standard & Poor's", "S&P 500", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by Monitor Capital Advisors, Inc. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

         The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Monitor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Monitor or the Fund. S&P has no obligation to take the needs of Monitor or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Monitor, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                TOTAL RETURN FUND

                             SPECIAL CONSIDERATIONS

         Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Sub-Adviser believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Code. A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

               CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

                             SPECIAL CONSIDERATIONS

RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES

         The following information as to certain California State ("State") risk factors is given to investors in view of the policy of the MainStay California Tax Free Fund of concentrating its investments in California municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of California and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations of the State. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. The following information constitutes only a brief summary and is not intended as a complete description.

         Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

         Certain of the California municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

         Legislation enacted by the California legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978-79 was revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief.

         On November 4, 1986, California voters approved an initiative statute known as "Proposition 62." This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988;
(vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and
(viii) permits these provisions to be amended exclusively by the voters of the State of California. In September 1988, the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

         In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval.

         On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

         The State is subject to an annual appropriations limit imposed by
Article XIIIB of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the bonds or other voter-authorized bonds. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such a two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

         The legislature enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

         On November 9, 1988, the State's voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. The percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

         During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association
v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         Substantially increased General Fund revenues, above initial budget projections, in the fiscal year 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 22% from the level in place from 1991-92 through 1993-94, and is estimated at about $5,150 per ADA in 1997-98. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. There are also new initiatives for reading skills and to upgrade technology in high schools.

         Certain California municipal securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

         Certain California municipal securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.

         Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years of the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20 percent of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. The possibility exists that another such earthquake could create a major dislocation of the State economy.

         Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 making a fundamental reform of the current welfare system.

Among many provisions, the Law includes: (I) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

         As part of the 1997-98 Budget Act legislative package, the Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children
(AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period of aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new Welfare- to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

         Although the long-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience, the State does not presently anticipate that these new programs will have an adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

         Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections - at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments;

transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

         Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

         The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. In the Governor's 1998-99 Budget Proposal, released January 9, 1998, the Department of Finance reported that the State's budget reserve (the SFEU) totaled $461 million as of June 30, 1997.

         On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion. In May 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy.

         In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.228 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

         In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of a claims bill to be paid in the 1998-99 Fiscal Year.

         Once the pension payment of $1.228 billion eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on a welfare reform package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. On August 18, 1997, the Governor signed the Budget Act, but vetoed approximately $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Most of this spending (approximately $200 million) was restored in later legislation passed before the end of the Legislative Session.

         The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3.0 billion of notes which mature on June 30, 1998.

         The following were major features of the 1997-98 Budget Act:

         1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives.

         2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

         3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

         4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

         5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

         6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

         7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

         The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

         At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

         On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

         Total General Fund expenditures for 1998-99 are recommended at $55.4 billion an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments, PERS v. Wilson. The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

         The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

         On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The bankruptcy filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, the County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.

         The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

         The Bonds have received ratings of "A1" by Moody's Investors Service, "A+" by Standard & Poor's, a division of The McGraw-Hill Companies and "AA-" by Fitch ICBA, Inc. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. A revision or withdrawal of any such credit rating could have an effect on the market price of the Bonds. After the Bonds are rated, the State Treasurer intends to provide appropriate periodic credit information to the bond rating agencies to assist in maintaining the ratings on the Bonds.

RISK FACTORS AFFECTING NEW YORK MUNICIPAL SECURITIES

         The following information as to certain New York State ("State") and New York City ("City") risk factors is given to investors in view of the policy of the MainStay New York Tax Free Fund of concentrating its investments in New York municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

         There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

         The State may undertake short-term borrowings without voter approval
(I) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990 the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State has utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

         Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. State guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

         In February 1997, the Job Development Authority (JDA) issued approximately $85 million of State guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1998-99 fiscal year.

         Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual obligation financings, which involve obligations of public authorities or municipalities that are State supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments.

         The State also participates in the issuance of certificates of participation (COPs) in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

         The State has never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Annual Information Statement, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $ 100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

         Except for the Series 1998F Refunding Bonds maturing on September 15, 2008, Moody's Investors Service, Inc. ("Moody's") has given the Series 1998F Refunding Bonds a rating of "A2" and Standard & Poor's Ratings Group ("S&P") has given the Series 1998F Refunding Bonds a rating of "A." Moody's and S&P will give the Series 1998F Refunding Bonds maturing on September 15,2008, a rating of "Aaa" and AAA, respectively with the understanding that upon delivery of such Bonds, a municipal bond insurance policy will be issued by Ambac Assurance Corporation.

         Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so wan-ant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Series 1998F Refunding Bonds.

         The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. This section of the AIS reflects estimates of receipts and disbursements for the State's 1998-99 fiscal year as formulated in the Financial Plan released on June 25, 1998. Additional information on the State's finances will be released in quarterly updates to the Financial Plan. Information on the State's Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years will be released on or before July 30, 1998. The update to the State's financial projections based upon Generally Accepted Accounting Principles (GAAP) will be released on or before September 1, 1998.

         The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30,1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for die current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governors vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

         General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

         The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program
(STAR), expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund (DRRF) that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

         The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund (TSRF), a balance of $158 million in the Community Projects Fund
(CPF), and a balance of $100 million in the Contingency Reserve Fund (CRF). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable.

         Total General Fund receipts in 1998-99 are projected to be $37.56 billion, an increase of over $3 billion from the $34.55 billion recorded in 1997-98. This total includes $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds.

         The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth roughly nine percent in the 1997-98 fiscal year.

         The personal income tax is imposed on die income of individuals, estates and trusts and is based with certain I ns on federal definitions of income and deductions. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $21.24 billion, nearly $3.5 billion above the reported 1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.

         User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation (LGAC) debt service requirements), cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category am receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

         Receipts from user taxes and fees are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. The sales tax component of this category accounts for all of the 1998-99 growth, as receipts from all other sources decline $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbated in 1998-99 by revenue losses from scheduled and enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedication Highway and Bridge Trust Fund.

         Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a IS percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

         Total business tax collections in 1998-99 are now projected to be $4.96 billion, $91 million less than received in the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes between the two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds. In addition, profit growth is also expected to slow in 1998.

         Other taxes include receipts include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer certain real estate (this tax was repealed in 1996), a pari-mutuel tax and other minor levies. They are no projected to total $1.02 billion - $75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the re property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.

         Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments.

         Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-99, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government.

         General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service.

         Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1998-99 Financial Plan projects spending of $25.14 billion in this category, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational p Medicaid, other health and social welfare programs, and community projects grants.

         State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system (SUNY), the Legislature, and the court system. Personal service costs account for approximately 73 percent of spending in this category. Since January 1995, the State's workforce has been reduced by about 10 percent and is projected to remain at its current level of approximately 19 1,000 persons in 1998-99.

         State operations spending is projected at $6.70 billion, an increase of $511 million or 8.3 percent the prior year. This increase is primarily due to an additional payroll cycle in 1998-99, a 3.5 percent general salary increase on October 1, 1998 for most State employees, the loss of federal receipts that would otherwise lower General Fund spending in mental hygiene programs, and a projected 15.6 percent increase in the Judiciary's budget.

         Disbursements in General State charges are estimated at $2.22 billion, a decrease of $50 million from the prior year.

         Debt service paid from the General Fund reflects debt service on short-term obligations of the State, and includes only interest costs on the State's commercial paper program. The 1998-99 debt service estimate is $11 million, reflecting relative stability in short-term interest rates. The State's short-term TRAN borrowing program was eliminated in 1995.

         Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-ten-n bonds where these costs are not funded from other sources. Transfers in support of debt service are projected at $2.13 billion in 1998-99, an increase of $110 million from 1997-98. The increase reflects the impact of certain prior year bond sales (not of refunding savings), and certain bond sales planned to occur during the 1998-99 fiscal year. The State Financial Plan also establishes a transfer of $50 million to the new Debt Reduction Reserve Fund. The Fund may be used, subject to enactment of new appropriations, to pay the debt service costs on or to prepay State-supported bonds. Transfers in support of capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues, or federal grants. These transfers are projected at $200 million for 1998-99, comparable to last year. Remaining transfer's from the General Fund to other funds are estimated to decline $59 million in 1998-99 to $327 million. This decline is primarily the net impact of one-time transfers in 1997-98 to the State University Tuition Stabilization Fund and to the Lottery Fund to support school aid, offset by a 1998-99 increase in the State subsidy to the Roswell Park Cancer Research Institute.

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise approximately 41 percent of total governmental funds receipts in the 1998-99 fiscal year, three-quarters of that activity relates to federally-funded programs.

         Total disbursements for programs supported by Special Revenue Funds are projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds are estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent.

The single largest program in this fund group is Medicaid, which is projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs is projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds is primarily due to the new Child Health Plus program, estimated at $197 million in 1998-99. This program will expand health insurance coverage to children of indigent families.

         State special revenue spending is projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending is due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation, and $113 million for the State share of the new Child Health Plus program.

         Capital Projects Funds account for the financial resources used in the acquisition, construction, or rehabilitation of major State capital facilities, and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds is expected to comprise 5.5 percent of total governmental receipts.

         Capital Projects Funds spending in fiscal year 1998-99 is projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth are transportation and environmental programs, including continued increased spending for 19196 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.77 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

         Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

         The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

         The Division of the Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1998-99 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. For example, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1998-99 or in future fiscal years.

         Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. This risk includes either a financial market or broader economic "correction" during the period, a risk heightened by the relatively lengthy expansions currently underway. The securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. In addition, a normal "forecast error" of one percentage point in the expected growth rate could cumulatively raise or lower receipts by over $1 billion by the last year of the 1998 through 2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial short-term results in State receipts.

         The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

         The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the Financial Plan are based on the State tax structure n effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

         Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

         An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

         The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set fort herein. In the past the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

         New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming.

Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

         Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, the amount of real estate tax, the use of tax revenues and other matters.

         An additional risk to the 1998-99 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

         Certain litigation pending against the State, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

         The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

         Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future. Because of the prospective nature of these matters, no provision for this potential exposure has been made in the accompanying general purpose financial statements.

         Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

         In addition, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

         The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. Since early 1992, approximately 16-1/2 million jobs have been added nationally. The State economy has also continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

         The fiscal health of the State may also be affected by the fiscal health of New York City (City), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

         The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan (Financial Plan) annually and updates it periodically, and prepares a comprehensive annual financial report describing its most recent fiscal year each October.

         Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

         The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

         The appropriation and allocation of general purpose local government aid among localities, including New York City, is currently the subject of investigation by a State commission. While the distribution of general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO

         The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico) and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico and its agencies and instrumentalities. Such information, however, has not been independently verified by the Trust.

         The Government of Puerto Rico has established programs directed at developing the manufacturing and service sectors (with emphasis on the tourism industry) of the economy and expanding and modernizing the island's infrastructure. Domestic and foreign investment has been stimulated by selective tax exemption, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issues by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the island's population.

         The economy of Puerto Rico is fully integrated with that of the United States mainland. During fiscal 1997, approximately 88% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 62% of Puerto Rico's imports. In fiscal 1997, Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance.

         The dominant sectors of the Puerto Rico economy are economy are manufacturing and services. The manufacturing sector has experienced a basis change over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and hotel and related services, also plays a major role in economy It rates second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the services sector has experienced significant growth in response to the expansion of the manufacturing sector.

         Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economic participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers, and the relatively low cost of borrowing.

         Gross product in fiscal 1993 was $25.1 ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices).

         Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal income per capita was $8,509 ($7,957 in 1992 prices).

         Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1997 were $7.3 billion, of which $5.2 billion, or 71.6%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veteran's Benefits, Medicare and U.S. Civil Service retirement pensions.

         According to the Labor Department's Household Employment Survey, during the first eight months of fiscal 1998, total employment increased 0.4% over the same period in fiscal 1997. total monthly employment averaged 1,129,000 during the first eight months of fiscal 1998, compared to 1,124,500 in the same period of fiscal 1997. The seasonally adjusted unemployment rate for February 1998 was 14.1%.

         The Planning Board's gross product forecast for fiscal 1998, made in February 1998, projected an increase of 3.0% over fiscal 1997.

         Puerto Rico has a diversified economy. During the period between fiscal 1993 and 1997, the manufacturing and services sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: manufacturing, services and government.

         For many years, United States companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 instituted two alternative methods for calculating the credit and limited the amount of the credit that a qualifying company could claim. These limitations area based on a percentage of qualifying income and on qualifying expenditures on wages, other wage related benefit and qualifying expenditures. As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the United States Congress and signed into law by President Clinton on August 20, 1996, the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations to the extent substantially new operations are established in Puerto Rico), the 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

         During 1997, Governor Rossello proposed to Congress the enactment of a new permanent federal incentive program similar to what is now provided under
Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid and other wage related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue to effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify
Section 30A to (I) extend the availability of the Section 30A Credit indefinitely, (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995, and (iii) eliminate the income cap. Although said proposal was not included in the final fiscal 1998 federal budget, President Clinton's fiscal 1999 budget submitted to Congress again included these modifications to Section 30A. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the Section 30A Credit will be modified.

         It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendment. The Government incentive programs to safeguard Puerto Rico's competitive position.

         Section 2 of Article VI of the Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislations and covered into the Treasury of Puerto Rico in the two fiscal years proceeding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury of Puerto Rico, and motor vehicle fuel taxes and license fees, which are allocated to the Highway Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service.

         On February 26, 1997 legislation was introduced in the U.S. House of Representatives proposing a mechanism to settle permanently the political relationship between Puerto Rico and the United States, either through full self-government (e.g., statehood or independence, including, as an alternative, free association via a bilateral treaty) or continued commonwealth status. Under the proposed legislation, failure to settle on full self-government after completion of the referenda process provided therein would result in retention of the current commonwealth status. On March 19, 1997, similar legislation was introduced in the U.S. Senate. On March 4, 1998, the U.S. House of Representatives voted in favor of the Political Status Act. It is not possible at this time to predict, however, what course the legislation will follow in the Senate, and whether it will be subsequently enacted into law.

         With respect to pending and threatened litigation, excluding the litigation mentioned in the following paragraph, the Commonwealth has reported liabilities of approximately $106 million for awarded and anticipated unfavorable judgments. This amount was included as other long-term liabilities in the general long-term debt account group and represents the amount estimated as a probable liability or a liability with a fixed or expected due date which will require future available financial resources for its payment. Management believes that the ultimate liability in excess of amounts provided, if any, would not be significant.

         The Commonwealth and various component units are defendants in a lawsuit alleging violations of civil rights. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $50 billion; however, the ultimate liability cannot be presently determined. It is the opinion of management that the claim is excessive and exaggerated. No provision for any liability that may result upon adjudication of this lawsuit has been recognized in the financial statements by the Commonwealth.

         On January 22, 1996, the US District Court in Puerto Rico consolidated all cases against the Commonwealth related to the complaints filed in 1979 by the inmates of the correctional facilities in Puerto Rico. The Court ruled a permanent order requiring the Commonwealth to comply with the requirement of the minimum fixed living space per inmate. In the opinion of management, based on advice of their legal counsel, this order will limit the imposition of further fines and the fines already paid together with the accrued liability the general long-term debt account group, (which amount to approximately $200 million at June 30, 1997) shall be sufficient to carry out the Court's requirement.

                         THE EQUITY INDEX FUND GUARANTEE

         NYLIFE Inc. ("NYLIFE") and the Equity Index Fund have entered into a Guaranty Agreement (the "Guarantee") for the benefit of shareholders. The Guarantee has been issued for the benefit of all shareholders and has been issued at no cost to the Equity Index Fund or its shareholders. The Guarantee Date (as defined in the Prospectus) with respect to a particular Equity Index Fund share will be 10 years after the purchase date of such share. If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and net asset value per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the net asset value directly to each individual shareholder.

         A Guaranteed Share is a unit that will at all times be equal to the net asset value of one share initially purchased by the investor plus the net asset value of all dividends and distributions attributable to such share (which includes cumulative dividends and distributions paid with respect to any additional shares of the Fund received as dividends and distributions) paid during the period from the date of purchase to the Guarantee Date. A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash.

         NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the third business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. If the Guarantee Date should fall on a weekend or on a holiday, the Guarantee Date shall be the first business day following the Guarantee Date. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

         Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Status." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

         The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's net asset value on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life Insurance Company, Monitor, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee.

         Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

         The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The following restrictions may not be changed with respect to any Fund without the approval of the majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). Investment restrictions that appear below or elsewhere in this Statement of Additional Information that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund.

         The Trust may not, on behalf of any Fund:

         1. With respect to 75% of each Fund's total assets invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund, New York Tax Free Fund and Global High Yield Fund.

         2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets (10% in the case of the California Tax Free Fund and New York Tax Free Fund).

         3. Purchase securities (or with respect to the California Tax Free Fund, New York Tax Free Fund, and Tax Free Bond Fund purchase (I) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or, with respect to each Fund except Strategic Value Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's, Strategic Income Fund's and Strategic Value Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (C) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds. With respect to the California Tax Free Fund and New York Tax Free Fund, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction.

         4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate) or, in the case of the California Tax Free Fund and New York Tax Free Fund, real estate investment trust securities; commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (securities, with respect to the Strategic Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

         5. Make loans to other persons, except loans of portfolio securities (in the case of the California Tax Free Fund and New York Tax Free Fund, in an amount not to exceed 10% of the value of each Fund's total assets in accordance with applicable guidelines approved by the Board of Trustees and 30% in the case of the Equity Index Fund). The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

         6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

         7. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

         The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

         1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

         The following are non-fundamental restrictions of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Bond Fund, Total Return Fund and Value Fund. Each of these Funds may not:

                  (a) purchase from or sell portfolio securities of a Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Sub-Advisers or principal underwriter;

                  (b) invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Fund has written, securities for which market quotations are not available, or other securities which legally or in the opinion of the Sub-Adviser are deemed illiquid;

                  (C) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with merger, consolidation, acquisition or reorganization;

                  (d) invest in other companies for the purpose of exercising control or management;

                  (e) purchase securities on margin except in connection with arbitrage transactions or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

                  (f) purchase or sell any put or call options or any combination thereof, except that the Trust may purchase and sell or write (I) options on any futures contracts into which it may enter,
         (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund; or

                  (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period.

         The following are non-fundamental restrictions of the California Tax Free Fund, Equity Index Fund and New York Tax Free Fund:

                  (a) A Fund may not purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization.

                  (b) The Funds may not invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board).

                  (C) A Fund may not invest in other companies for the purpose of exercising control or management.

                  (d) A Fund may not purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (This restriction has no application to transactions in futures, options and foreign currency exchange contracts).

         The following are non-fundamental restrictions of the International Bond Fund, International Equity Fund, Strategic Income Fund and Strategic Value
Fund:

                  (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

                  (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Strategic Income Fund.

                  (C) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities or Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Sub-Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

                  (d) As an operating policy, a Fund may not purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

         The following are non-fundamental restrictions of the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund:

                  (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

                  (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

                  (C) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Sub-Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

                  (d) As an operating policy, a Fund may not purchase the securities of other investment companies except to the permitted by the 1940 Act in connection with a merger, consolidated, acquisition, or reorganization.

         "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

         In addition, though not a fundamental policy, the California Tax Free and New York Tax Free Funds will not sell securities short, except that each Fund reserves the right to sell securities short "against the box."

         In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Sub-Advisers, pursuant to guidelines approved by the Trustees.

         Each Sub-Adviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

                  (I) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

                  (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

                  (iii) dealer undertakings to make a market in the 144A security; and

                  (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Sub-Adviser must conclude that the following conditions have been met:

                           (a) the 4(2) commercial paper is not traded flat
or in default as to principal or interest;

                           (b) the 4(2) commercial paper is rated:

                  (I) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs");or

                  (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

                  (iii) if the security is unrated, the Sub-Adviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

                  (C) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                              TRUSTEES AND OFFICERS

         Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                       POSITION(S) WITH TRUST                 DURING PAST 5 YEARS
---------------------                       ----------------------                 -------------------------

Richard M. Kernan, Jr. *                    Chairman and Trustee                Director of MainStay VP Series Fund, Inc. from
51 Madison Avenue                                                               January 1987 to present; Chairman of the Board
New York, NY 10010                                                              and Chief Executive Officer of MainStay VP
Age: 57                                                                         Series Fund, Inc. from August 1989 to present;
                                                                                Executive Vice President and Chief Investment
                                                                                Officer of New York Life Insurance Company
                                                                                from March 1995 to present; Executive Vice
                                                                                President prior thereto; Member of the Board
                                                                                of Directors of New York Life Insurance
                                                                                Company from November 1996 to present and
                                                                                Chairman of the Investment Committee from January
                                                                                1997 to present; and Director, Greystone Realty
                                                                                Corp.  January 1997 to present.

Stephen C. Roussin*                         President, Chief Executive          Director and Chairperson, MainStay
51 Madison Avenue                           Officer and Trustee                 Institutional Funds, Inc., 1997 to
New York, NY  10010                                                             present; Senior Vice President, New
Age: 34                                                                         York Life Insurance Company, 1997 to present;
                                                                                Senior Vice President, Smith Barney, 1994 to
                                                                                1997; and Division Sales Manager, Prudential
                                                                                Securities, 1989 to 1994.

Harry G. Hohn*                              Trustee                             Retired Chairman and Chief Executive Officer,
51 Madison Avenue                                                               New York Life Insurance Company; Chairmanof the
New York, NY 10010                                                              Board and Chief Executive Officer, New York Life
Age: 66                                                                         Insurance Company, 1990 to 1997; Vice Chairman
                                                                                of the Board, New York Life Insurance Company,
                                                                                1986 to 1990; Director, New York Life Insurance
                                                                                Company, 1985 to 1986; Director, Million Dollar
                                                                                Roundtable Foundation, 1996 to 1997; Director,
                                                                                Insurance Marketplace Standards Association, 1996
                                                                                to 1997; Director, Witco Corporation, 1989 to
                                                                                present; Member, International Advisory Board of
                                                                                Credit Commercial de France, 1995 to present; and
                                                                                a Life Fellow of the American Bar Foundation.




Edward J. Hogan                             Trustee                             Rear Admiral U.S. Navy (Retired); Independent
Box 2321                                                                        Management Consultant, 1992 to 1997.
Sun Valley, ID 83353
Age: 65

                                                                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                       POSITION(S) WITH TRUST                 DURING PAST 5 YEARS
---------------------                       ----------------------                 ---------------------------

Nancy Maginnes                                    Trustee                       Member, Council of Rockefeller University,
  Kissinger                                                                     New York, NY, 1991 to present; Trustee,
Henderson Road                                                                  Rockefeller University, 1995 to present;
South Kent, CT  06785                                                           Trustee, Animal Medical Center, 1993 to
Age:  64                                                                        present; and Trustee, The Masters School,
                                                                                1994 to present; Member, Board of Overseers,
                                                                                Rockefeller Institute of Government, Albany,
                                                                                NY, 1983-1992 (Board dissolved).

Terry L. Lierman                                  Trustee                       President, Capitol Associates, Inc., 1984 to
426 C Street, N.E.                                                              present; President, Employee Health
Washington, D.C.  20002                                                         Programs, 1990 to present; Vice Chairman,
Age: 50                                                                         TheraCom Inc., 1994 to present; Member,
                                                                                UNICEF National Board, 1993 to present;
                                                                                Director, Harvard University, Pollin
                                                                                Institute, 1995 to present; Director,
                                                                                PeacePac, 1994 to present; Commissioner,
                                                                                State of Maryland, Higher Education
                                                                                Commission, 1995 to present; Vice Chairman,
                                                                                National Organization on Fetal Alcohol
                                                                                Syndrome, 1993 to present; Chief Executive
                                                                                Officer, Medical Crisis Systems, 1997 to
                                                                                present; and Board Member, Hollings Cancer
                                                                                Center, Medical University of South
                                                                                Carolina, 1993 to present.

John B. McGuckian                                 Trustee                       Chairman of the Board, Ulster Television
Ardverna                                                                        plc, 1990 to present; Director, Ulster
Cloughmills                                                                     Television plc, 1970 to present; Chairman of
Northern Ireland                                                                the Board, Tedcastle Holding Ltd. (energy),
BT4 49NL                                                                        1995 to present; Director, Cooneen Textiles
Age: 58                                                                         Ltd. (clothing manufacturer), 1967 to
                                                                                present; Director Allied Irish Banks plc,
                                                                                1977 to present; Director, First Trust Bank,
                                                                                1991 to present; Director, Unidare plc
                                                                                (engineering), 1986 to present; Director,
                                                                                Irish Continental Group plc (ferry
                                                                                operations), 1988 to present; Director,
                                                                                Harbour Group Ltd. (management company),
                                                                                1980 to present; Chairman, Industrial
                                                                                Development Board, 1990 to 1997; and
                                                                                Chairman of Senate and Senior
                                                                                Pro-Chancellor, Queen's University, 1986 to
                                                                                present.

                                      B-121

                                                                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                       POSITION(S) WITH TRUST                 DURING PAST 5 YEARS
---------------------                       ----------------------                 --------------------------

Donald E. Nickelson                               Trustee                       Vice Chairman, Harbour Group Industries,
1701 Highway A-1-A                                                              Inc., 1991 to present; Director, PaineWebber
Suite 218                                                                       Group, 1980 to 1993; President, PaineWebber
Vero Beach, FL  32963                                                           Group, 1988 to 1990; Chairman of the Board,
Age:  65                                                                        Paine Webber Properties, 1985 to 1989;
                                                                                Director, Harbour Group, 1986 to present;
                                                                                Chairman of the Board and Director, Rapid
                                                                                Rock Industries, Inc., 1986 to present;
                                                                                Director and Chairman of the Board, Del
                                                                                Industries, 1990 to present; Trustee, Jones
                                                                                Foundation (Los Angeles), 1978 to present;
                                                                                Director, Sugen, Inc., 1992 to present;
                                                                                Chairman of the Board, Omniquip
                                                                                International, Inc., 1996 to present;
                                                                                Director, Carey Diversified, L.L.C., January
                                                                                1,1998 to present.


Donald K. Ross*                                   Trustee                       Retired Chairman and Chief Executive
953 Cherokee Lane                                                               Officer, New York Life Insurance Company;
Franklin Lakes, NJ 07417                                                        Director, New York Life Insurance Company,
Age: 72                                                                         1978 to 1996; President, New York Life
                                                                                Insurance Company, 1986 to 1990; Chairman of
                                                                                the Board, New York Life Insurance Company,
                                                                                1981 to 1990; Chief Executive Officer, New
                                                                                York Life Insurance Company, 1981 to 1990;
                                                                                Director, MacKay-Shields Financial
                                                                                Corporation, 1984 to present; and Trustee,
                                                                                Consolidated Edison Company of New York,
                                                                                Inc., 1976 to present.

Richard S. Trutanic                               Trustee                       Managing Director, The Somerset Group
1155 Connecticut Ave. N.W.,                                                     (financial advisory firm), 1990 to present;
Suite 400                                                                       Chief Executive Officer and President,
Washington, DC 20036                                                            Americap L.L.C. (Financial Advisory Firm),
Age:  45                                                                        1997 to present; Senior Vice President,
                                                                                Washington National Investment Corporation
                                                                                (financial advisory firm), 1985 to 1990;
                                                                                Director, Allin Communications Corporation,
                                                                                1996 to 1997; and Director and Member of
                                                                                Executive Committee, Southern Net, Inc.,
                                                                                1986 to 1990.

                                                                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                       POSITION(S) WITH TRUST                 DURING PAST 5 YEARS
---------------------                       ----------------------                 --------------------------
Walter W. Ubl*                               Trustee                            Senior Vice President, New York Life
85 East End Avenue                                                              Insurance Company, 1995 to 1997; Vice
Apt. 2N                                                                         President, 1984 to 1995; Vice President in
New York, NY  10028                                                             charge of Mutual Funds Department, 1989 to
Age:  56                                                                        1997; Director and Vice President, NYLIFE
                                                                                Distributors Inc., 1993 to 1997; and
                                                                                Director and Senior Vice President NYLIFE
                                                                                Securities Inc., 1996 to 1997.




---------------------------------------------------------------------------------------------------------------------------------
OFFICERS (OTHER THAN TRUSTEES)
---------------------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce                           Senior Vice President              Chairman, Monitor Capital Advisors, Inc.,
51 Madison Avenue                                                               1997 to present; Senior Vice President,
New York, NY  10010                                                             MainStay Institutional Funds Inc., 1995 to
Age: 40                                                                         present; Senior Vice President, New York
                                                                                Life Insurance Company, 1994 to present;
                                                                                Director, NYLIFE Distributors Inc., 1993 to
                                                                                present; and Chief Administrative Officer,
                                                                                Pension, Mutual Funds, Structured Finance,
                                                                                Corporate Quality, Human Resources and
                                                                                Employees' Health Departments, New York Life
                                                                                Insurance Company, 1992 to 1994.






Anthony W. Polis                             Vice President and Chief           Vice President, New York Life Insurance
51 Madison Avenue                            Financial Officer                  Company, 1988 to present; Director, Vice
New York, NY  10010                                                             President and Chief Financial Officer,
Age:  54                                                                        NYLIFE Securities Inc., 1988 to present;
                                                                                Vice President and Chief Financial Officer,
                                                                                NYLIFE Distributors Inc., 1993 to present;
                                                                                Treasurer, MainStay Institutional Funds
                                                                                Inc., 1990 to present; Treasurer, MainStay
                                                                                VP Series Fund, Inc., 1993 to present;
                                                                                Assistant Treasurer, MainStay VP Series
                                                                                Fund, Inc., 1992 to 1993; Vice President and
                                                                                Treasurer, Eclipse Financial Asset Trust,
                                                                                1992 to present; Vice President and Chief
                                                                                Financial Officer, Eagle Strategies Corp.
                                                                                (registered investment adviser), 1993 to
                                                                                present.

                                      B-123


                                                                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                       POSITION(S) WITH TRUST                 DURING PAST 5 YEARS
---------------------                       ----------------------                 ----------------------------
Richard Zuccaro                              Tax Vice President                 Vice President, New York Life Insurance
51 Madison Avenue                                                               Company, 1995 to present; Vice President --
New York, NY  10010                                                             Tax, New York Life Insurance Company, 1986
Age:  48                                                                        to 1995; Tax Vice President, NYLIFE
                                                                                Securities Inc., 1987 to present; Tax Vice
                                                                                President, NAFCO, Inc., 1990 to present; Tax
                                                                                Vice President, NYLIFE Depositary Inc., 1990
                                                                                to present; Tax Vice President, NYLIFE Inc.,
                                                                                1990 to present; Tax Vice President, NYLIFE
                                                                                Insurance Company of Arizona, 1990 to
                                                                                present; Tax Vice President, NYLIFE Realty
                                                                                Inc., 1991 to present; Tax Vice President,
                                                                                NYLICO Inc., 1991 to present; Tax Vice
                                                                                President, New York Life Fund Inc., 1991 to
                                                                                present; Tax Vice President, New York Life
                                                                                International Investment, Inc., 1991 to
                                                                                present; Tax Vice President, NYLIFE Equity
                                                                                Inc., 1991 to present; Tax Vice President,
                                                                                NYLIFE Funding Inc., 1991 to present; Tax
                                                                                Vice President, NYLCO Inc., 1991 to present;
                                                                                Tax Vice President, MainStay VP Series Fund,
                                                                                Inc., 1991 to present; Tax Vice President,
                                                                                CNP Realty, 1991 to present; Tax Vice
                                                                                President, New York Life Worldwide Holding
                                                                                Inc., 1992 to present; Tax Vice President,
                                                                                NYLIFE Structured Asset Management Co. Ltd.,
                                                                                1992 to present; Tax Vice President,
                                                                                MainStay Institutional Funds Inc., 1992 to
                                                                                present; Tax Vice President, NYLIFE
                                                                                Distributors Inc., 1993 to present; Vice
                                                                                President & Assistant Controller, New York
                                                                                Life Insurance and Annuity Corp., 1995 to
                                                                                present, and Assistant Controller, 1991 to
                                                                                present; Vice President, NYLCARE Health
                                                                                Plans, Inc., 1995 to present; Vice President
                                                                                Tax, New York Life and Health Insurance Co.,
                                                                                1996 to present; and Tax Vice President, NYL
                                                                                Trust Company, 1996 to present.


                                                                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                       POSITION(S) WITH TRUST                 DURING PAST 5 YEARS
---------------------                       ----------------------                 ---------------------------
A. Thomas Smith III                          Secretary                          Vice President and Associate General
51 Madison Avenue                                                               Counsel, New York Life Insurance Company,
New York, NY  10010                                                             1997 to present; Associate General Counsel,
Age: 41                                                                         New York Life Insurance Company, 1996 to
                                                                                1997; Assistant General Counsel, New York
                                                                                Life Insurance Company, 1994 to 1996;
                                                                                Secretary, Eclipse Financial Asset Trust,
                                                                                1994 to present; Secretary, MainStay
                                                                                Institutional Funds Inc., MainStay VP Series
                                                                                Fund, Inc., New York Life Fund Inc., 1994 to
                                                                                1997; Assistant Secretary, Eagle Strategies
                                                                                Corp. (registered investment adviser), 1997
                                                                                to present; Secretary, Eagle Strategies
                                                                                Corp. (registered investment adviser), 1996
                                                                                to present; and Assistant General Counsel,
                                                                                Dreyfus Corporation, 1991 to 1993.


*Messrs. Ross, Roussin, Hohn, Kernan and Ubl are deemed to be "interested persons" of the Trust under the 1940 Act.

         As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, Monitor, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.


         Effective August 1, 1998, the Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000 and a fee of $2,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.


         For the fiscal year ended December 31, 1997, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:

                                                                                Total Compensation
                                            Aggregate                           From Registrant
Name of                                     Compensation                        and Fund Complex
Trustee                                     from the Trust                      Paid to Trustees
-------                                     --------------                      ----------------

Edward J. Hogan                                      $48,000                            $48,000
Nancy M. Kissinger                                   $46,000                            $46,000
Terry L. Lierman                                     $48,000                            $48,000
Donald E. Nickelson                                  $52,000                            $52,000
Richard S. Trutanic                                  $46,000                            $46,000
John B. McGuckian*                                   $12,000                            $12,000


* Mr. McGuckian was elected to his position as Trustee of the Trust on July 28, 1997.

         As of August 1, 1998, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.

                THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

         Pursuant to the Management Agreement for the Funds, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities.

         The Trustees, including the Independent Trustees, approved the Management Agreement with respect to the Funds then in operation, as well as the Strategic Value Fund, at an in-person meeting held July 28, 1997. On April 27, 1998, the Trustees approved the Management Agreement with respect to the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund, and approved the continuation of the Agreement with respect to the other Funds. On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Management Agreement. The Management Agreement for the Strategic Value Fund was approved by the Fund's sole shareholder on October 21, 1997. On May 29, 1998, the sole initial shareholder of Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund approved the Management Agreement with respect to those Funds. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act).

         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

         The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Manager, Sub-Advisers and Distributor," the Manager bears the following expenses:

         (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Sub-Adviser;

         (b) the fees to be paid to the Sub-Advisers pursuant to the Sub-Advisory Agreements; and

         (C) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.

SUB-ADVISORY AGREEMENTS

         Pursuant to Sub-Advisory Agreements between the Manager and each of the Sub-Advisers, subject to the supervision of the Trustees of the Trust and the Manager and in conformity with the stated policies of each of the Funds and the Trust, MacKay-Shields,

Monitor, GAMCO, John A. Levin & Co., Dalton, Greiner and Madison Square Advisors manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities.

         The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreements with MacKay-Shields and Monitor with respect to the Funds then in operation, as well as the Strategic Value Fund, at an in-person meeting held July 28, 1997. On April 27, 1998, the Trustees approved the Sub-Advisory Agreement with GAMCO on behalf of the Blue Chip Growth Fund, the Sub-Advisory Agreement with John A. Levin & Co. On behalf of the Research Value Fund, the Sub-Advisory Agreement with Dalton, Greiner on behalf of the Small Cap Value Fund, the Sub-Advisory Agreement with Madison Square Advisors on behalf of the Growth Opportunities Fund, and the Sub-Advisory Agreement with MacKay-Shields on behalf of Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund. On that date, the Trustees also approved the continuation of the Sub-Advisory Agreements previously approved for the other funds. On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Sub-Advisory Agreements with MacKay-Shields and Monitor. The Sub-Advisory Agreement with respect to the Strategic Value Fund was approved by that Fund's sole shareholder on October 21, 1998. On May 29, 1998 the sole initial shareholder of Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund approved the Sub-Advisory Agreements with respect to those Funds. The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, MacKay-Shields or Monitor (as the term is defined in the 1940 Act).

         The Sub-Advisers have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Sub-Advisers bear the salaries and expenses of all of their personnel.

         The Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable for any error of judgment by the Sub-Advisers or for any loss suffered by any of the Funds except in the case of a Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         For the period from October 27, 1997 through December 31, 1997, the amount of the Management fee paid and waived and/or reimbursed by each Fund; the amount of the Sub-Advisory fee paid by the Manager from the Management fee; and the amount of the Sub-Advisory fee waived and/or reimbursed were as follows
(the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund had not commenced operations as of December 31, 1997):

                                                     Management                           Sub-Advisory
                                    Management       Fee Waived        Sub-Advisory        Fee Waived
Fund                                Fee Paid*     and/or Reimbursed      Fee Paid*      and/or Reimbursed
----                                ---------     -----------------      ---------      -----------------
California Tax Free Fund.....       $   22,562      $   --             $   11,281          $     --
Capital Appreciation Fund....        1,996,154          --                998,077                --
Convertible Fund.............        1,210,730          --                605,365                --
Equity Index Fund+...........          149,354       223,441               74,559                --
Government Fund..............          712,902          --                356,451                --
High Yield Corporate Bond
    Fund.....................        3,590,202          --              1,795,101                --
International Bond Fund.....            24,178        18,134               15,111            12,089
International Equity Fund...           145,829          --                 87,497                --
Money Market Fund............          165,694       205,316               82,847           102,658
New York Tax Free Fund.......           11,863         5,413                5,932             2,707
Strategic Income Fund++......              --         74,218                   --            37,109
Strategic Value Fund++.......           23,276          --                 11,638                --
Tax Free Bond Fund...........          533,914          --                266,957                --
Total Return Fund............        1,431,434          --                715,717                --
Value Fund...................        1,479,934          --                739,967                --

*        After expense reimbursement or waiver.

+        The Equity Index Fund's expense limitation was terminated April 1,
         1998.

++ The Strategic Income Fund commenced operations on February 28, 1997. Effective February 28, 1998, the Fund's expense cap was terminated. The Strategic Value commenced operations on October 21, 1997

         In previous years, prior to a change in management structure, the Funds paid an advisory fee directly to MacKay-Shields or Monitor. For the period from January 1, 1997 through October 26, 1997 and the fiscal years ended December 31, 1996 and 1995, the amount of the advisory fee paid and waived and/or reimbursed, by each Fund to MacKay-Shields or Monitor was as follows:

                                                1997                           1996                           1995
                                             ----------                     ----------                     ----------
                                                     Advisory                       Advisory                        Advisory
                                                    Fee Waived                     Fee Waived                      Fee Waived
                                      Advisory        and/or        Advisory         and/or         Advisory         and/or
   Reimbursed                         Fee Paid*     Reimbursed      Fee Paid*      Reimbursed       Fee Paid*      Reimbursed
   ----------                         --------      ----------      --------       ----------       --------       ----------
   California Tax Free Fund           $   44,678     $    2,589     $   45,307      $    11,228   $ 29,964          $    16,845
   Capital Appreciation Fund           3,934,494        --           3,429,258         --             2,155,386
   Convertible Fund.........           2,710,393        --           2,444,000         --             1,027,604
   Equity Index Fund........             256,066        --             163,785         --                81,072
   Government Fund..........           1,760,807        --           2,643,801         --             3,056,716
   High Yield Corporate Bond           6,921,965                     5,816,110         --             3,930,939
      Fund..................
   International Bond Fund..              65,696         52,556         68,489           54,933          52,534          42,028
   International Equity Fund             384,003        --             342,100         --               166,703
   Money Market Fund........             407,638        396,862        397,071          473,155         391,304         282,975
   New York Tax Free Fund...              25,025         13,579         29,457           19,911          31,482          14,241
   Strategic Income Fund+...              61,282         40,291            N/A              N/A             N/A             N/A
   Strategic Value Fund+....                 N/A            N/A            N/A              N/A             N/A             N/A
   Tax Free Bond Fund.......           1,217,473        --           1,579,820         --             1,610,982
   Total Return Fund........           3,025,045        --           3,087,111         --             2,396,247
   Value Fund...............           2,976,469        --           2,682,642                        1,932,406

   -----------------------

   + The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

   *   After expense reimbursement or waiver.

             In previous years, prior to a change in management structure, the Funds paid an administrative fee directly to NYLIFE Distributors Inc. as administrator. For the period from January 1, 1997 through October 26, 1997 and the fiscal years ended December 31, 1996 and 1995 the amount of the administration fee paid and waived and/or reimbursed by each Fund was as follows:

                                             1997                       1996                        1995
                                          ----------                 ----------                  ----------
                                                  Advisory                   Advisory                    Advisory
                                                 Fee Waived                 Fee Waived                  Fee Waived
                                    Advisory       and/or      Advisory       and/or       Advisory       and/or
Reimbursed                          Fee Paid*    Reimbursed    Fee Paid*    Reimbursed    Fee Paid*     Reimbursed
----------                          --------     ----------    --------     ----------    --------      ----------
California Tax Free Fund......      $    44,678   $    2,589    $   45,307  $     11,228   $   29,964   $     16,845
Capital Appreciation Fund.....        3,934,494      --          3,429,258      --          2,155,386       --
Convertible Fund..............        2,710,393      --          2,444,000      --          1,027,604       --
Equity Index Fund.............          605,767      418,496       365,118   290,022          327,287
Government Fund...............        1,760,807      --          2,643,801      --          3,056,716
High Yield Corporate Bond             6,921,965      --          5,816,110      --          3,930,939
   Fund.......................
International Bond Fund.......           39,417       26,278        41,100        27,467       31,522         21,013
International Equity Fund.....          256,002      --            228,066      --            111,135       --
Money Market Fund.............          407,638      396,862       397,071       473,155      391,304        282,975
New York Tax Free Fund........           25,025       13,579        29,457        19,911       31,481         14,242
Strategic Income Fund+........           61,282       40,291           N/A           N/A          N/A            N/A
Strategic Value Fund+.........              N/A          N/A           N/A           N/A          N/A            N/A
Tax Free Bond Fund............        1,217,473      --          1,579,820      --          1,610,982       --
Total Return Fund.............        3,025,045      --          3,087,111      --          2,396,247       --
Value Fund....................        2,976,469      --          2,682,642      --          1,932,406       --

-----------------------

+        The Strategic Income Fund commenced operations on February 28, 1997.
         The Strategic Value Fund commenced operations on October 21, 1997.

*        After expense reimbursement or waiver.

DISTRIBUTION AGREEMENT

         NYLIFE Distributors acts as the Principal Underwriter and Distributor of the Funds' shares pursuant to the Distribution Agreement with the Trust dated January 1, 1994. NYLIFE Securities Inc., an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale.

         The Distribution Agreement for the Funds was approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on

October 25, 1993. The Distribution Agreement for the International Bond Fund and the International Equity Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 25, 1994. The Distribution Agreement for the Strategic Income Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on January 27, 1997. The Distribution Agreement for the Strategic Value Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 28, 1997. The Distribution Agreement for the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund was approved by the Trustees, including a majority of the Independent Trustees, on April 27, 1998. On that date, Distribution Agreements for the other Funds were reapproved by the Trustees, including a majority of the Independent Trustees.

         Each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B or Class C shares) has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans," the "Class B Plans," the "Class C Plans" and, collectively, the "Plans"). Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. The Class A Plans for each of the Funds other than the California Tax Free Fund, New York Tax Free Fund, Equity Index Fund, Strategic Income Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund, were approved by the sole initial shareholder of the Class A of shares of each Fund on December 31, 1994. The Class A Plans were approved by the shareholders of the California Tax Free Fund, New York Tax Free Fund and the Equity Index Fund at a Special Meeting of Shareholders held on December 28, 1994 and the Class A Plan was approved by the sole initial shareholder of the Strategic Income Fund on February 3, 1997 and by the sole initial shareholder of the Strategic Value Fund on October 21, 1997. Regarding the California Tax Free Fund, the New York Tax Free Fund and the Equity Index Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Plan now designated as the Class A Plans on July 25, 1994. Regarding the

Strategic Income Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class A Plan on January 27, 1997. The Class A Plans for each of the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund were approved by the sole shareholder of the Class A shares of each of those Funds on May 29, 1998. The Trustees, including a majority of the Independent Trustees, by vote cast at a meeting called for the purpose of voting on such plans, initially approved the Class A Plans for each of those Funds on April 27, 1998.

         As noted above, the Class B shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) also have adopted Rule 12b-1 distribution plans. Originally, Rule 12b-1 plans of distribution were adopted by each of the Funds (except the California Tax Free Fund, New York Tax Free Fund and Money Market Fund) for the then sole existing class of shares of the Funds. More specifically, Rule 12b-1 distribution plans were approved on May 29, 1998 by the sole initial Class B shareholder of the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund, on October 21, 1997 by the sole initial Class B shareholder of the Strategic Value Fund, on February 3, 1997 by the sole initial shareholder of the Strategic Income Fund, on September 8, 1994 by the sole initial shareholder of each of the International Bond Fund and International Equity Fund, on April 25, 1988 by the shareholders of the Total Return Fund, on May 29, 1987 by the sole initial shareholder of the Tax Free Bond Fund and on April 27, 1987 by the shareholders of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund.

         The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the Plans of the Total Return Fund on October 26, 1987, initially approved the Plans of the Tax Free Bond Fund on April 27, 1987, and initially approved the Plans of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund on April 28, 1986. In addition, on October 31, 1988, the Trustees of the Trust, including a majority of the Independent Trustees, amended the Tax Free Bond Fund's Plan to permanently reduce the amount of the distribution fee to be imposed subsequent to that date. On October 26, 1992, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to designate a portion of total amount of the distribution fee as a service fee, to pay for a variety of account maintenance and personal services to shareholders after the sale. On October 25, 1993, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to reflect that NYLIFE Distributors would serve as principal underwriter of the Funds' shares, effective January 1, 1994. Prior to the implementation of the multi-class distribution system the distribution plans in effect for the Funds were amended and redesignated and, now, are applicable only to the Class B shares of each Fund. On October 30, 1995, the Trustees of the Trust, including a majority of the Independent Trustees, amended the Class A Plans and the Class B Plans to clarify that the Plans contemplate payment for expenses that may generally be characterized as administrative.

         Regarding the California Tax Free Fund and New York Tax Free Fund, the Class B Plans were approved by the sole initial shareholder of the Class B shares of each Fund on December 31, 1994. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved such Plans now designated as the Class B Plans on October 24, 1994.

         Regarding the International Bond Fund and International Equity Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the distribution plans now designated as the Class B Plans on July 25, 1994, and the Class A Plans on October 24, 1994. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class B Plan of the Strategic Income Fund on January 27, 1997. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class B Plan of the Strategic Value Fund on July 28, 1997. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Class B Plans for the Blue Chip Growth Fund, Research Value Fund, Small

Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund on April 27, 1998.

         On October 24, 1997, Class B shareholders for each of the Funds, other than the Equity Index Fund, Money Market Fund, Strategic Income Fund and Strategic Value Fund, approved a revision to the Class B Plans of each Fund to revise the method of calculation of the distribution fee. The Trustees, including a majority of the Independent Trustees, approved the revision at an in-person meeting held July 28, 1997. The Class B shareholders approved the revision at a meeting held October 24, 1997.

         Under the current Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.

         The Class C shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class C shares) also have adopted Rule 12b-1 distribution plans. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Class C Plans of the Funds on July 27, 1998.

         Under the Class C plans, each Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.50% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class C shares.

         Each Plan shall continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to the Class A, Class B and Class C Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

         Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

         For the fiscal year ended December 31, 1997, the Funds paid distribution and service fees pursuant to the Class A and Class B Plans as follows (Class C shares were not offered prior to September 1, 1998):

                                                     Amount of Fee              Amount of Fee
                                                     Pursuant to                Pursuant to
                                                     Class A Plan               Class B Plan
                                                     ------------               ------------
California Tax Free Fund+........                    $ 43,324                        $    29,795
Capital Appreciation Fund+......                      436,614                         12,479,365
Convertible Fund+................                     160,596                           7,496,884
Equity Index Fund................                     826,562                           N/A
Government Fund+.................                      41,839                           5,572,110
High Yield Corporate Bond Fund+..                     447,670                           25,344,441
International Bond Fund+.........                      29,391                           188,387
International Equity Fund+.......                      44,218                           567,206
Money Market Fund................                         N/A                           N/A
New York Tax Free Fund+..........                      35,389                           23,696
Strategic Income Fund++..........                      58,867                           226,126
Strategic Value Fund++...........                       5,136                           10,314
Tax Free Bond Fund+..............                      32,364                           2,207,368
Total Return Fund+...............                     229,294                           8,376,017
Value Fund+......................                     241,617                           9,356,170

-----------------------
+ The Class B Plan was amended effective October 27, 1997. Figures reflect calculation of fee pursuant to previous method for the period from January 1, 1997 through October 26, 1997 and calculation of fee pursuant to the current method for the period from October 27, 1997 through December 31, 1997.

++The Strategic Income Fund commenced operations on February 28, 1997.
  The Strategic Value Fund commenced operations on October 21, 1997.

         For the fiscal year ended December 31, 1997, 1996 and 1995, NYLIFE Distributors retained the following amounts in sales charges for sales of Class A shares of the Funds:

                                                     Year Ended       Year Ended        Year Ended
                                                     December 31,     December 31,      December 31,
                                                       1997               1996              1995
                                                     ---------        ------------      --------
California Tax Free Fund.....                        $  6,958         $   35,009        $   57,181
Capital Appreciation Fund+...                         201,562          1,430,417           718,806
Convertible Fund+............                          39,646            903,782           529,361
Equity Index Fund............                         329,059          1,968,993           308,486
Government Fund+.............                           5,803             96,545            95,975
High Yield Corporate Bond
    Fund+....................                         308,282          1,413,313           782,534
International Bond Fund+.....                           5,235             54,586            10,984
International Equity Fund+...                         121,009             91,571            63,684
Money Market Fund+...........                             N/A                N/A               N/A
New York Tax Free Fund.......                           2,297             22,774            35,722
Strategic Income Fund++......                          14,008                N/A               N/A
Strategic Value Fund++.......                             344                N/A               N/A
Tax Free Bond Fund+..........                           5,710             51,345            62,656
Total Return Fund+...........                          50,232            334,470           233,202
Value Fund+..................                         112,844            574,807           413,692

-----------------------
+        The Fund began offering Class A shares on January 3, 1995.

++ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

         For the fiscal years ended December 31, 1997 and 1996, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:


                                                                                         Year Ended
                                                         Year Ended                      December 31,
                                                     December 31, 1997                      1996
                                                     -----------------                  --------------
California Tax Free Fund.........                         $     3,586                   $     2,008
Capital Appreciation Fund........                           1,485,899                       966,555
Convertible Fund.................                           1,466,588                       852,359
Equity Index Fund................                                 N/A                           N/A
Government Fund..................                             788,647                       952,234
High Yield Corporate Bond Fund...                           2,684,352                     1,482,294
International Bond Fund..........                              31,152                        27,332
International Equity Fund........                              88,010                        48,979
Money Market Fund+...............                             779,844                       640,623
New York Tax Free Fund...........                               2,531                         2,810
Strategic Income Fund++..........                              11,479                           N/A
Strategic Value Fund++...........                                  --                           N/A
Tax Free Bond Fund...............                             492,542                       605,386
Total Return Fund................                             871,336                       745,382
Value Fund.......................                             996,052                       712,915

-----------------------

+ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.

++ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

         For the fiscal year ended December 31, 1997, it is estimated that the following amounts were spent on compensation to dealers with respect to the Class A shares of each Fund: California Tax Free Fund spent $36,835; Capital Appreciation Fund spent $1,231,407; Convertible Fund spent $246,918; Equity Index Fund spent $3,332,052; Government Fund spent $33,248; High Yield Corporate Bond Fund spent $2,144,790; International Bond Fund spent $34,080; International Equity Fund spent $75,027; New York Tax Free Bond Fund spent $16,433; Strategic Income Fund spent $169,199; Strategic Value Fund spent $141,685 Tax Free Bond Fund spent $32,283; Total Return Fund spent $307,772; and Value Fund spent $665,119.

         For the fiscal year ended December 31, 1997, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                                                                                                       Approximate
                                        Printing And                                                                   Total Amount
                                           Mailing                                                                       Spent by
                            Sales      Prospectuses to    Compensation                                                    NYLIFE
                          Material       other than            to         Compensation                    Sales        Distributors
                             and           Current        Distribution      to Sales                  Distribution     With Respect
                         Advertising    Shareholders       Personnel        Personnel       Other         Costs        to Each Fund
                         -----------    ------------       ---------        ---------       -----         -----        ------------
  California Tax Free       $451           $5,941           $12,935          $4,638        $7,356        $84,185         $115,506
    Fund
  Capital Appreciation     87,010         1,547,023        3,159,974         625,088      1,888,695    13,803,858       21,111,648
    Fund
  Convertible Fund         22,979          727,746          537,699          88,566        279,208      4,640,527       6,296,725
  Govt. Fund                8,234          547,016          323,510          72,554        178,934      1,867,222       2,997,470
  High Yield Corp. Fund    130,347        2,796,481        4,100,335         771,492      2,419,468    41,119,642       51,337,765
  International Bond        1,446          17,869            52,794           8,395        29,550        249,823         359,877
    Fund
  International Equity      5,115          53,876           185,125          32,625        106,364       756,109        1,139,214
    Fund
  New York Tax Free         1,345           4,517            6,991            2,553         6,197        64,232           85,835
    Fund
  Tax Free Fund             3,774          407,263          269,467          53,290        172,880      1,277,394       2,184,068
  Total Return Fund        39,072         1,007,008        1,307,798         262,631       777,495      5,737,640       9,131,644
  Value Fund               56,482         1,149,205        1,983,639         394,408      1,177,580     9,955,251       14,716,565
  Strategic Income          5,873          33,872           209,498          38,134        119,979      1,062,130       1,469,486
    Fund*
  Strategic Value Fund*     (535)           6,051           (60,004)         12,737       (18,061)       286,835         227,023
======================================================================= =========================================== ================
           Total           361,593        8,303,868        12,089,761       2,367,111     7,145,645    80,904,848      111,172,826
======================================================================= =========================================== ================

  -----------------------
  *        The Strategic Income Fund commenced operations on February 28, 1997.
           The Strategic Value Fund commenced operations on October 22, 1997.

OTHER SERVICES

         Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

         For the period from October 27, 1997 through December 31, 1997, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:

                                                               Year Ended
                                                              December 31,
                                                                 1997
                                                             --------------
  California Tax Free Fund.....                                     N/A
  Capital Appreciation Fund....                                  41,466
  Convertible Fund.............                                  21,595
  Equity Index Fund............                                     N/A
  Government Fund..............                                  16,639
  High Yield Corporate Bond
      Fund.....................                                  68,994
  International Bond Fund......                                   2,608
  International Equity Fund....                                   5,460
  Money Market Fund............                                  12,407
  New York Tax Free Fund.......                                     N/A
  Strategic Income Fund........                                   4,701
  Strategic Value Fund.........                                   2,323
  Tax Free Bond Fund...........                                  13,665
  Total Return Fund............                                  28,016
  Value Fund...................                                  31,142


         For the period January 1, 1997 through October 26, 1997 and the fiscal years ended December 31, 1996 and 1995, the amount of recordkeeping fee paid to NYLIFE Distributors, the previous Accounting Agent, by each Fund was as follows:

                                                 Year Ended            Year Ended             Year Ended
                                              December 31, 1997    December 31, 1996      December 31, 1995
                                              -----------------    -----------------      -----------------
  California Tax Free Fund..............     $          N/A       $           N/A        $            N/A
  Capital Appreciation Fund.............            164,868               145,721                  95,042
  Convertible Fund......................            108,332                81,568                  57,184
  Equity Index Fund.....................                N/A                   N/A                     N/A
  Government Fund.......................             80,879               114,622                 128,798
  High Yield Corporate Bond Fund........            270,515               233,333                 164,329
  International Bond Fund...............             11,358                12,511                  12,000
  International Equity Fund.............             24,683                22,075                  12,668
  Money Market Fund.....................             54,915                62,593                  53,064
  New York Tax Free Fund................                N/A                   N/A                     N/A
  Strategic Income Fund +...............             13,624                   N/A                     N/A
  Strategic Value Fund +................                N/A                   N/A                     N/A
  Tax Free Bond Fund....................             60,703                80,430                  79,801
  Total Return Fund.....................            119,962               126,154                 103,032
  Value Fund............................            125,541               16,985                   85,935

  ----------------
  + The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operation on October 21, 1997.

         In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

         Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager or Sub-Advisers,
(iii) certain fees and expenses of the Trust's Custodians and Transfer Agent,(iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business,
(xi) any expenses assumed by the Fund pursuant to its plan of distribution,(xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

         Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., Municipal Bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Regarding the California Tax Free Fund and New York Tax Free Fund, newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and their other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Trust. In order for the Affiliated Broker to effect any portfolio transactions for the Trust on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trust will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

         Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Adviser may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Sub-Advisers, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Sub-Advisers' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Advisers for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to an Sub-Adviser. Research provided by brokers is used for the benefit of all of the Sub-Advisers' clients and not solely or necessarily for the benefit of the Trust. The Sub-Advisers' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Advisers as a consideration in the selection of brokers to execute portfolio transactions.

         In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Sub-Advisers. Investment decisions for a Fund and for the Sub-Advisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The

Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

         The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Sub-Advisers will not be reduced as a consequence of the Sub-Advisers' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Advisers in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Advisers in carrying out their obligations to the Funds.

         For the fiscal years ended December 31, 1997, 1996 and 1995 each of the following Funds paid brokerage commissions as follows:

                                                 Total Brokerage                          Total Brokerage Commissions
                                                Commissions Paid                          Paid to Affiliated Persons
                                                ----------------                          ----------------------------

                                  Year ended         Year ended        Year ended     Year ended     Year ended         Year ended
                                 Dec. 31, 1997     Dec. 31, 1996     Dec. 31, 1995  Dec. 31, 1997   Dec. 31, 1996     Dec. 31, 1995
                                 -------------     -------------     -------------  -------------   -------------     -------------
Capital Appreciation Fund....    1,349,716           $  882,877      $  681,250      $  --             $  ---         $     ---
Convertible Fund.............    1,728,411            1,952,991         674,139         --                ---               ---
Equity Index Fund............       24,704               63,111           7,018         --                ---               ---
Government Fund..............        1,719               20,809          71,818         --                ---               ---
High Yield Corporate Bond
  Fund.......................    1,297,005            1,187,150       1,207,587         --                ---           1,970(0%)(1)
International Equity Fund....      239,373              215,696         135,267         --                ---               ---
Strategic Income Fund+.......       11,739                N/A             N/A           --                N/A               N/A
Strategic Value Fund+........       21,314                N/A             N/A           --                N/A               N/A
Total Return Fund............      609,009              399,858         436,507         --                ---               ---
Value Fund...................    2,347,711            1,354,707       1,055,169         --                ---           5,074(0%)(1)

                                                                                                               Total Brokerage
                                                                                                              Commissions Paid
                                                     Total Amount of Transactions                              to Brokers that
                                                         Where Commissions Paid                               Provided Research
                                   -----------------------------------------------------------------------    -----------------

                                       Year Ended                  Year Ended                Year Ended           Year ended
                                     December 31, 1997          December 31, 1996        December 31, 1995     December 31, 1997
                                     -----------------          -----------------        -----------------     -----------------
Capital Appreciation Fund......      987,618,526         $  571,478,397(0.0%)(2)   $  391,017,677(0.0%)(2)        1,349,716
Convertible Fund...............    1,608,359,897          1,296,465,108(0.0%)(2)      395,570,645(0.0%)(2)        1,728,411
Equity Index Fund..............       21,540,769             64,348,135(0.0%)(2)        5,863,505(0.0%)(2)           24,704
Government Fund................       12,111,250            275,083,720(0.0%)(2)      712,117,650(0.0%)(2)            1,719
High Yield Corporate Bond
  Fund.........................    1,451,737,826          2,471,387,854(0.0%)(2)    1,414,045,455(0.0%)(2)        1,297,005
International Equity Fund......       60,462,344             49,098,906(0.0%)(2)       33,559,758(0.0%)(2)          239,373
Strategic Income Fund+.........       41,537,454                     N/A                         N/A                 11,739
Strategic Value Fund+..........       12,723,841                     N/A                         N/A                 21,314
Total Return Fund .............      459,057,404          271,187,968(0.0%)(2)      604,631,476(0.0%)(2)            609,009
Value Fund ....................    1,523,756,743          848,170,710(0.0%)(2)      544,224,812(0.0%)(2)          2,347,711

-------------------------

(1)      Percent of total commissions paid.

(2) Percent of total transactions involving the payment of commissions effected through affiliated persons.

+        The Strategic Income Fund commenced operations on February 28, 1997.
         The Strategic Value Fund commenced operations on October 21, 1997.

         The California Tax Free Fund, International Bond Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund paid no brokerage commissions during the fiscal years ended December 31, 1997, 1996 and 1995.

         Capital Appreciation Fund held commercial paper of American Express Credit Corp. valued at $30,000,000 and commercial paper of Prudential Funding Corp. valued at $62,926,000; Equity Index Fund held common stock in Merrill Lynch & Co., Inc. valued at $1,358,753, common stock of Schwab (Charles) Corp. valued at $624,156, common stock of American Express Co. valued at $2,333,620 and common stock of Morgan Stanley, Dean Witter, Discover & Co. valued at $1,970,814; International Equity Fund held commercial paper of Merrill Lynch & Co. Inc. valued at $3,599,399 and common stock of HSBC Holdings PLC valued $258,829; Convertible Fund held commercial paper of American Express Credit Corp. Valued at $1,700,000, and common stock and preferred stock of Merrill Lynch & Co., Inc. valued at $10,913,400 and $1,228,200, respectively; Total Return Fund held commercial paper of American Express Credit Corp. valued at $43,450,000, and bonds of Lehman Brothers Holdings Inc., 7.375%, due 5/15/07, valued at $984,537; Value Fund held commercial paper of American Express Credit Corp. valued at $29,820,000 and commercial paper of Prudential Funding Corp. valued at $20,694,000; Government Fund held commercial paper of American

Express Credit Corp. valued at $32,000,000 and commercial paper of Prudential Funding Corp. Valued at $6,000,000; High Yield Corporate Bond Fund held commercial paper of American Express Credit Corp. valued at $137,292,000 and commercial paper of Prudential Funding Corp. valued at $25,000,000; Money Market Fund held commercial paper of American Express Credit Corp. valued at $3,173,000 and commercial paper of Goldman Sachs Group L.P. valued at $14,483,450; Strategic Income Fund held commercial paper of American Express Credit Corp. valued at $3,000,000, bonds of Lehman Large Loan, Series 1997-LL1 Class A, 6.79%, due 6/12/04, valued at $203,666 and bonds of Merrill Lynch Mortgage Investors, Inc., Series 1995-C2 Class A1, 7.1817%, due 6/15/21, valued at $238,560; and Strategic Value Fund held commercial paper of American Express Credit Corp. valued at $1,187,000 and commercial paper of Prudential Funding Corp. valued at $1,115,000.

         Investors may, subject to the approval of the Trust, the Manager and the Sub-Adviser, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time.

                                 NET ASSET VALUE

         The net asset value per share of each Fund (other than the Money Market
Fund) is determined by the Trust daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. The net asset value per share of the Money Market Fund is also determined at noon on such days.

         Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities of each other Fund are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Sub-Adviser if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange,
(e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. The Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

         Events affecting the values of portfolio securities that oc cur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless the Sub-Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's net asset value.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

         To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

         A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                           SHAREHOLDER SERVICING AGENT

         The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                      PURCHASES, REDEMPTION AND REPURCHASE

LETTER OF INTENT ("LOI")

         The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated; however, on the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

DISTRIBUTIONS IN KIND

         The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

CDSC WAIVERS

         The Prospectus identifies certain categories of Class B share redemptions on which the contingent deferred sales charge ("CDSC") will be waived. See "Tell Me the Details - Alternative Sales Arrangements - Deferred Sales Charge Class B Shares." In addition to those categories, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (i) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (ii) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (iii) living revocable trusts on the death of the beneficiary; (iv) redemptions made within one year following the death or disability or a shareholder; (v) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (vi) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (vii) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (viii) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (ix) transfers to (a) other funding vehicles sponsored or distributed by New York Life or an affiliated company, or (b) guaranteed investment contracts, regardless of the sponsor, within a retirement plan.

                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR
CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

         Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the "Roth" IRA and the "Education" IRA.

         An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (i) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $4,000.

         An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 1998 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0-$10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

         Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

         Roth IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first- time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

         Education IRAs. A taxpayer may make non-deductible contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 years old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

         All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

         Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b) plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

GENERAL INFORMATION

         Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

         The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b) plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

         The federal tax laws applicable to retirement plans, IRAs and 403(b) plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                      CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:

                  A. Yield -- the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 1997 was 5.07% and 5.07%, respectively.

                  B. Effective Yield -- the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. The effective yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 1997 was 5.20% and 5.20%, respectively.

                  The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been 4.77% and 4.88%, respectively, for Class A shares and 4.77% and 4.88%, respectively, for Class B shares for the seven-day period ended December 31, 1997.

         As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

         From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The performance information shown below for the period ended December 31, 1996 provides performance figures for both Class A and Class B shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares.

         In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

         Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:

         P(1+T)n =  ERV

where:

         P =      a hypothetical initial payment of $1,000
         T =      average annual total return
         n =      number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

         Each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

         The average annual total returns of the Class A shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended December 31, 1997 and the period from inception to December 31, 1997 were as follows:*

                                                                                               Average
                                              Year         Five Years        Ten Years         Annual
                                              Ended          Ended             Ended            Total          Inception
  Fund                                      12/31/97        12/31/97         12/31/97         Return(a)          Date
  ----                                      --------        --------         --------         ---------          ----
  California Tax Free Fund                    3.04%           5.64%             N/A            6.11%          10/1/91
  Capital Appreciation Fund (b)........      17.27%          16.33%           18.28%          14.88%           5/1/86
  Convertible Fund (b).................       5.24%          12.38%           12.65%           9.99%           5/1/86
  Equity Index Fund....................      28.30%          18.45%             N/A           17.83%         12/20/90
  Government Fund (b)..................       4.21%           4.93%            6.69%           6.54%           5/1/86
  High Yield Corporate
    Bond Fund (b)                             7.16%          13.11%           11.79%          10.49%           5/1/86
  International Bond Fund (b)..........      -2.75%             N/A             N/A            8.69%          9/13/94
  International Equity Fund (b)........      -1.23%             N/A             N/A            3.35%          9/13/94
  New York Tax Free Fund...............       3.52%           5.74%             N/A            6.36%          10/1/91
  Strategic Income Fund................        N/A              N/A             N/A            1.83%          2/28/97
  Strategic Value Fund.................        N/A              N/A             N/A           -1.61%         10/22/97
  Tax Free Bond Fund (b)...............       4.11%           5.18%            6.58%           6.19%           5/1/86
  Total Return Fund (b)................      11.74%          11.91%           12.48%          12.50%         12/29/87
  Value Fund (b).......................      15.18%          15.40%           16.43%          12.68%           5/1/86

------------------
  *      Assumes the deduction of the maximum applicable initial sales charge.
  (a)    From inception to 12/31/97.
  (b) Performance figures for the Fund's Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

         The average annual total returns of the Class B shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended December 31, 1997, and the period from inception to December 31, 1997 were as follows*:


                                                                                              Average
                                               Year        Five Years        Ten Years         Annual
                                              Ended           Ended            Ended            Total          Inception
  Fund                                      12/31/97*       12/31/97*        12/31/97*        Return(a)          Date
  ----                                      ---------       ---------        ---------        ---------          ----
  California Tax Free Fund (b).........       2.63%            6.14%            N/A            6.75%          10/1/91
  Capital Appreciation Fund                  18.45%           17.08%          18.77%          15.29%           5/1/86
  Convertible Fund.....................       5.67%           13.00%          13.08%          10.35%           5/1/86
  Government Fund......................       3.54%            5.19%           6.99%           6.79%           5/1/86
  High Yield Corporate
    Bond Fund..........................       6.55%           13.53%          12.11%          10.76%           5/1/86
  International Bond Fund..............      -3.85%             N/A             N/A            9.08%          9/13/94
  International Equity Fund............      -1.22%             N/A             N/A            3.85%          9/13/94
  New York Tax Free Fund (b)...........       3.14%            6.26%            N/A            7.03%          10/1/91
  Strategic Income Fund................        N/A              N/A             N/A            1.02%          2/28/97
  Strategic Value Fund.................        N/A              N/A             N/A           -0.96%         10/22/97
  Tax Free Bond Fund...................       3.80%            5.70%           7.01%           6.56%           5/1/86
  Total Return Fund....................      12.65%           12.60%          12.93%          12.97%         12/29/87
  Value Fund...........................      16.29%           16.11%          16.89%          13.07%           5/1/86

------------------
  * Assumes a complete redemption at the end of each year and the deduction of the maximum applicable contingent deferred sales charge.
  (a)    From inception to 12/31/97.
  (b) Performance figures for the Fund's Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

         The average annual total returns of the Class A shares of the following Funds without deducting the applicable initial sales charge is as follows:

                                                                                               Average
                                              Year         Five Years        Ten Years         Annual
                                              Ended          Ended             Ended            Total          Inception
  Fund                                      12/31/97        12/31/97         12/31/97         Return(a)          Date
  ----                                      --------        --------         --------         ---------          ----
  California Tax Free Fund                    7.90%           6.62%             N/A            6.89%          10/1/91
  Capital Appreciation Fund (b)........      24.10%          17.65%           18.95%          15.44%           5/1/86
  Convertible Fund(b)..................      11.36%          13.66%           13.29%          10.52%           5/1/86
  Equity Index Fund....................      32.26%          19.17%             N/A           18.35%         12/20/90
  Government Fund(b)...................       9.12%           5.90%            7.18%           6.96%           5/1/86
  High Yield Corporate
    Bond Fund (b)                            12.20%          14.15%           12.30%          10.92%           5/1/86
  International Bond Fund (b)..........       1.83%            N/A              N/A           10.22%          9/13/94
  International Equity Fund (b)........       4.52%            N/A              N/A            5.14%          9/13/94
  New York Tax Free Fund...............       8.39%           6.72%             N/A            7.15%          10/1/91
  Strategic Income Fund................        N/A             N/A              N/A            6.62%          2/28/97
  Strategic Value Fund.................        N/A             N/A              N/A            4.11%         10/22/97
  Tax Free Bond Fund (b)...............       9.02%           6.15%            7.08%           6.61%           5/1/86
  Total Return Fund (b)................      18.24%          13.18%           13.10%          13.14%         12/29/87
  Value Fund (b).......................      21.88%          16.72%           17.09%          13.23%           5/1/86

------------------
  (a)    From inception to 12/31/97.
  (b) Performance figures for the Fund's Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

         The average annual total returns of the Class B shares of the following Funds without deducting the applicable contingent deferred sales charge is as follows:

                                                                                               Average
                                              Year         Five Years        Ten Years         Annual
                                              Ended          Ended             Ended            Total          Inception
  Fund                                      12/31/97        12/31/97         12/31/97         Return(a)          Date
  ----                                      --------        --------         --------         ---------          ----
  California Tax Free Fund (b).........       7.63%           6.45%             N/A            6.75%          10/1/91
  Capital Appreciation Fund                  23.45%          17.29%           18.77%          15.29%           5/1/86
  Convertible Fund.....................      10.67%          13.24%           13.08%          10.35%           5/1/86
  Government Fund......................       8.54%           5.51%            6.99%           6.79%           5/1/86
  High Yield Corporate
    Bond Fund     .....................      11.55%          13.77%           12.11%          10.76%           5/1/86
  International Bond Fund .............       1.15%            N/A              N/A            9.57%          9/13/94
  International Equity Fund ...........       3.78%            N/A              N/A            4.40%          9/13/94
  New York Tax Free Fund (b)...........       8.14%           6.57%             N/A            7.03%          10/1/91
  Strategic Income Fund................        N/A             N/A              N/A            6.02%          2/28/97
  Strategic Value Fund.................        N/A             N/A              N/A            4.04%         10/22/97
  Tax Free Bond Fund ..................       8.80%           6.02%            7.01%           6.56%           5/1/86
  Total Return Fund ...................      17.65%          12.85%           12.93%          12.97%         12/29/87
  Value Fund...........................      21.29%          16.33%           16.89%          13.07%           5/1/86

------------------
  (a)    From inception to 12/31/97.
  (b) Performance figures for the Fund's Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

         The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

         Yield = 2[(a-b +1)6 -1]
                    ---
                    cd

  where:

         a =                           interest earned during the period
         b =                           expenses accrued for the period (net of
                                       reimbursements)
         c =                           the average daily number of shares
                                       outstanding during the period that were
                                       entitled to receive dividends
         d =                           the maximum offering price per share on
                                       the last day of the period

         This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

         For the 30-day period ended December 31, 1997, the yield of each of the following Funds was:

                                                                               30-Day
                                                                            Period Ended
                                                                             December 31,
                                                                                1997
                                                                            -------------

                                   Fund                                Class A           Class B
                                   ----                                -------           -------
  California Tax Free Fund..............                                4.74%              4.71%

  Government Fund.......................                                4.84%              4.34%

  High Yield Corporate Bond Fund........                                6.77%              6.33%

  International Bond Fund...............                                4.57%              4.02%

  New York Tax Free Fund................                                4.72%              4.69%

  Tax Free Bond Fund....................                                4.81%              4.79%

  Strategic Income Fund.................                                5.93%              5.30%


         The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

         The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+

                                To Equal a 5.50% Tax
                If              Free Return, a Taxable
           Your Federal         Investment Would Have to
           Marginal Tax         Earn Without Fee Reduction
             Rate is:               or Expense Limit
           ------------         ---------------------------
              15.00%                        6.47%

              28.00%                        7.64%

              31.00%                        7.97%

              36.00%                        8.59%

              39.60%                        9.11%

  --------------------
  * This table reflects application of the regular Federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing Federal income tax liability.

  + This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.

         A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

         Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax- equivalent yield may be in any future period.

         In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

         From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Sub-Adviser, and other pertinent facts relating to the management of the Fund by the adviser.

         From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

         In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard &

Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes; the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                   TAX STATUS

TAXATION OF THE FUNDS

         The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

         Certain requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

         A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

         Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Provided that a Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

         Each Fund, other than the Equity Index Fund (which offers only one class of shares) and the Strategic Income Fund and Strategic Value Fund, has received a ruling from the IRS to the effect that differing distributions between the classes of its shares will not result in a Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of (I) determining whether the Fund qualifies as a regulated investment company for federal tax purposes, and (ii) determining the Fund's tax liability.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

         Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders. If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations.

         If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

         Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.

         Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.

         Except for distributions by the Money Market Fund, distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX-FREE FUNDS

         The Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund (collectively, the "Tax Free Funds") intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Funds will be eligible for the deduction for dividends received by corporations.

         Although a significant portion of the distributions by the Tax Free Funds generally is expected to be exempt from federal taxes, each of these Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to those Funds. In addition, a sale of shares in such Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Accordingly, it is possible that a significant portion of the distributions of these Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

         Exempt-interest dividends from the Tax Free Funds; ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

         Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

DISCOUNT

         Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

         In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

USERS OF BOND-FINANCED FACILITIES

         Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolios of the Tax Free Funds has been made by these Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund since the acquisition of shares of the Tax Free Bond Fund, California Tax Free Fund or New York Tax Free Fund may result in adverse tax consequences to them.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

         Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

         Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized. Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

         The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

         Regarding the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

         The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

PASSIVE FOREIGN INVESTMENT COMPANIES

         Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

         A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

         Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to stockholders as "20% Rate Gain" if the shares had been held for more than 18 months or as "28% Rate Gain" if the shares had been held for more than one year but no more than 18 months. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

         Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

         If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).

         Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

         Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

         The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of a Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

         The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

         Shareholders of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from a Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Funds in his or her own state and locality.

         Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, California Tax Free Fund and New York Tax Free Fund, the Sub-Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

         Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Code section 103. While a Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were a Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that a Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

EXPLANATION OF FUND DISTRIBUTIONS

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND


         If Shareholders receive distributions of amounts paid pursuant to such distributions from the Fund may not be eligible for the dividends-received deduction available to corporations.

         In addition, although not considered likely, it is possible that shareholders could be regarded for tax purposes as receiving a constructive distribution(s) (which could be taxable) from the Fund to the extent that the Guarantee is deemed to have value.

         It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributions will commence no earlier than the reinvestment date but could be delayed as described previously in this paragraph as a result of the Guarantee.

ADDITIONAL INFORMATION REGARDING THE CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

         Under California law, a mutual fund which qualifies as a regulated investment company must have at least 50% of its total assets in obligations exempt from California personal income tax at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of exempt-interest dividends received by them from the California Tax Free Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares. However, other taxes, such as the franchise tax may apply. Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distributions of capital gains.

         Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for California personal income tax purposes.

         Exempt-interest dividends paid by the New York Tax Free Fund from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions of the Fund derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for New York State or New York City personal income tax purposes.

         Dividends from the California Tax Free Fund or New York Tax Free Fund (including exempt-interest dividends), capital gains distributions from a Fund, and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes (as well as Federal taxes). However, the portion of a distribution of a Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state generally will not be subject to state or local taxes. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

ANNUAL STATEMENTS

         Each shareholder of the California Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and California state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Any dividends attributable to interest on municipal obligations that are not California municipal securities will be taxable as ordinary dividends for

California state personal income tax purposes even if such dividends are excluded from gross income for federal income tax purposes. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

         Each shareholder of the New York Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and New York State and New York City personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amounts of dividends excluded or exempt from federal income taxation or New York State and City personal income taxation and the dollar amount subject to federal income taxation or New York State and City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

GENERAL INFORMATION

         The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

                         ORGANIZATION AND CAPITALIZATION

GENERAL

         The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. The organizational expenses of each Fund will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

         Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of Price Waterhouse, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

SHARE OWNERSHIP OF THE FUNDS

         The following table sets forth information concerning beneficial and record ownership, as of August 1, 1998, of the Funds' shares by each person who beneficially or of record owns more than five percent of the voting securities of any Fund:

                                    Shares                                 Percentage
  Name and Address                  Beneficially                           Outstanding
  Name of Fund                      of Shareholder                         Owned (1)                 Shares Owned
  ------------                      --------------                         ---------                 ------------
  New York                          Smith Barney Inc.                         5.15%                      78,7812
    Tax Free Fund                   00130797803
    Class A                         388 Greenwich Street
                                    New York NY 10013-2339

  New York                          Helen Ostreicher                          6.51%                       99,560
    Tax Free Fund                   Agnes Zitter
    Class A                         1 Lakeside Dr East
                                    Lawrence NY 11559-1718

  New York                          NYLIFE Distributors Inc.                  32.64%                     499,488
    Tax Free Fund                   c/o George Daoust
    Class A                         PO Box 421
                                    Parsippany NJ  07054-0421

  Equity Index                      New York Life Trust Company               5.08%                      928,267
     Fund                           Client Accounts
     Class A                        51 Madison Avenue, Rm 117A
                                    New York, NY 10010-1603

  Blue Chip                         New York Life Insurance Company           7.39%                      100,000
     Growth Fund                    Attn Jean Hoysradt
     Class B                        51 Madison Avenue
                                    New York, NY 10010-1603

  Equity Income                     New York Life Insurance Company           95.44%                     900,000
    Fund                            Attn Jean Hoysradt
    Class A                         51 Madison Avenue
                                    New York NY 10010-1603

  Research Value                    New York Life Insurance Company           92.70%                     900,000
    Fund                            Attn Jean Hoysradt
    Class A                         51 Madison Avenue
                                    New York NY 10010-1603

  Research Value                    New York Life Insurance Company           37.06%                     100,000
   Fund                             Attn Jean Hoysradt
   Class B                          51 Madison Avenue
                                    New York NY 10010-1603

  Equity Income                     New York Insurance Company                52.17%                     100,000
   Fund                             Attn Jean Hoysradt
   Class B                          New York, NY 10010-1603

  Capital                           New York Life Trust Company              23.49%                    1,604,888
   Appreciation                     Client Accounts
    Class A                         51 Madison Avenue Rm 117A
                                    New York NY 10010-1603

  Value Fund                        New York Life Trust Company              23.19%                    1,398,001
    Class A                         Client Accounts
                                    51 Madison Avenue Rm 117A
                                    New York NY 10010-1603

  Convertible                       New York Life Trust Company              10.43%                      407,503
   Fund                             Client Accounts
   Class A                          51 Madison Avenue Rm 117
                                    New York NY 10010-1603

  Government                        New York Life Trust Company              21.37%                      436,447
    Fund                            Client Accounts
    Class A                         51 Madison Avenue Rm 117A

  Tax Free                          Schmitt Family Trust                     12.87%                      201,630
    Bond Fund                       Dtd 9-13-91
    Class A                         James S Schmitt & Don L Waters &
                                    Kim Schmitt Fogarty TTEES
                                    PO Box 1566
                                    Savannah GA 31402-1566

  Tax Free                          Michael N. Marks                         10.95%                      171,507
    Bond Fund                       PO Box 529
    Class A                         Pottsboro TX 75076-0529

  Tax Free                          Jaroth II LLC                             6.38%                       99,944
    Bond Fund                       Michael Zumbo TTEE
    Class A                         Thomas Keane TTEE
                                    14472 Wicks Blvd
                                    San Leandro CA 94577-9712

  Money Market                      Koch Industries Inc.                      6.01%                    6,163,213
     Fund                           Darryl J Graham TTEE
     Class A                        1299 Ocean Avenue Suite 700
                                    Santa Monica CA 90401-1036

  Money Market                      New York Life Trust Company               7.09%                    7,270,707
     Fund                           Client Accounts
     Class A                        51 Madison Avenue Rm 117A
                                    New York NY 10010-1603

  International                     Merrill Lynch Pierce Fenner &             6.09%                       85,309
     Bond Fund                      Smith Inc - for the Sole Benefit
     Class A                        of its Customers
                                    Attn: Fund Administration 97T78
                                    4800 Dear Lake Drive East 3rd FL
                                    Jacksonville FL 32246-6484

  International                     Defined Benefit Pension Trust of          5.30%                       74,305
     Bond Fund                      FMCNA
     Class A                        c/o The Free Methodist Foundation
                                    PO Box 580
                                    8050 Spring Arbor Road
                                    Strong Arbor MI 49283-0580

  International                     NYLIFE Distributors                      55.00%                      770,905
     Bond Fund                      Attn George Daoust
     Class A                        260 Cherry Hill Rd
                                    Parsippany NJ 07054-1108

  International                     New York Life Trust Company               5.55%                       98,275
     Equity Fund                    Clients Accounts
     Class A                        New York NY 10010-1603

  International                     NYLIFE Distributors                      35.30%                      625,090
     Equity Fund                    Attn George Daoust
     Class A                        260 Cherry Hill Rd
                                    Parsippany NJ 07054-1108

  Total Return                      New York Life Trust Company              50.81%                    2,748,715
     Fund                           Client Accounts
     Class A                        51 Madison Avenue Rm 117A
                                    New York NY 10010-1603

  Strategic Income                  James C. Calano                           5.54%                      111,076
     Fund                           200 Boulder View Lane
     Class A                        Boulder CO 80304-0491

  Strategic Income                  New York Life Ins. General Account       33.39%                      669,322
     Fund                           Attn Richard Schwartz
     Class A                        260 Cherry Hill Rd
                                    Parsippany NJ 07054-1187

  Strategic Value                   New York Life Insurance Company          51.68%                      916,417
     Fund                           Attn Richard Schwartz
     Class A                        260 Cherry Hill Rd
                                    Parsipany NJ 07054-1187

  Blue Chip                         New York Life Insurance Company          75.86%                      900,000
     Growth Fund                    Attn Jean Hoysradt
     Class A                        51 Madison Avenue
                                    New York NY 10010-1603

  Global High                       New York Life Insurance Company          97.31%                      900,000
     Yield Fund                     Attn Jean Hoysradt
     Class A                        51 Madison Avenue
                                    New York NY 1010-1603

  Global High                       Hedwig E. Martin TTEE                    11.68%                       21,886
     Yield Fund                     FBO The Matin Survivors Tr
     Class B                        u/a dtd 7/24/91
                                    Novato CA 94947-2032

  Global High                       New York Life Insurance Company          53.38%                      100,000
     Yield Fund                     Attn Jean Hoysradt
     Class B                        51 Madison Avenue
                                    New York NY 10010-1603

  Growth Opportunities              New York Life Insurance Company          94.17%                      900,000
     Fund                           Attn Jean Hoysradt
     Class A                        51 Madison Avenue
                                    New York NY 10010-1603

  Growth Opportunities              Attn Sonny Panaligan                     11.12%                       49,019
     Fund                           c/o CTC Illinois Tr Co
     Class B                        Wexford Clearing Services Corp FBO
                                    County Employees Annuity TTEE
                                    Benefit Fund 33
                                    Chicago IL 60606

  Growth Opportunities              New York Life Trust Company               5.47%                       24,109
     Fund                           Cust for the IRA of
     Class B                        Henry E Brantley Jr
                                    585 Longville Church Rd
                                    Longville LA 70652-5040

  Growth Opportunities              New York Life Insurance Company          22.68%                      100,000
     Fund                           Attn Jean Hoysradt
     Class B                        51 Madison Avenue
                                    New York NY 10010-1603

  Small Cap                         New York Life Insurance Company          80.63%                      900,000
     Value Fund                     Attn Jean Hoysradt
     Class A                        51 Madison Avenue
                                    New York NY 10010-1603

  Small Cap                         New York Life Insurance Company          17.89%                      100,000
     Value Fund                     Attn Jean Hoysradt
     Class B                        51 Madison Avenue
                                    New York NY 10010-1603

  Small Cap                         New York Life Insurance Company          75.80%                      900,000
     Growth Fund                    Attn Jean Hoysradt
     Class A                        51 Madison Avenue
                                    New York NY 10010-1603

  Small Cap                         New York Life Insurance Company          10.95%                      100,000
     Growth Fund                    Attn Jean Hoysradt
     Class B                        51 Madison Avenue
                                    New York NY 10010-1603

  California Tax                    Jaroth II LLC                             5.34%                      102,427
     Free Fund                      Michael Zumbo TTEE
     Class A                        Thomas Keane TTEE
                                    14472 Wicks Blvd
                                    San Leandro CA 94577-6712

  California Tax                    NYLIFE Distributors Inc.                 14.14%                      271,121
     Free Fund                      c/o George Daoust
     Class A                        PO Box 421
                                    Parsippany NJ  07054-0421

  California Tax                    Otto V. & Yvonne Louise-Ericksen          9.40%                      180,210
     Free Fund                      Tschudi Revoc Living Tst Dtd 9-8-88
     Class A                        Otto V. & Yvonne Louise-Ericksen
                                    Tschudi TTEES
                                    1885 St Andrews Dr
                                    Moraga CA 94556-1057

  Strategic Income                  NYLIFE Distributors Inc.                  9.39%                      554,746
     Fund                           Attn George Daoust
     Class B                        300 Interpace Parkway
                                    Parsippany NJ 07054-1100

  New York Tax                      Felice Brand                              8.05%                       52,074
     Free Fund                      156 Wright Ave
     Class B                        Deer Park NY 11729-2224

  New York Tax                      Henry Sheiman Irrevocable Trust           8.00%                       51,771
     Free Fund                      Dtd 03/06/97
     Class B                        Robert Sheiman TTEE
                                    David Brown TTEE
                                    411 Theodore Fremd Ave Ste 3
                                    Rye NY 10580-1411

  California Tax                    William J & Elinor G. Potikian            9.08%                       83,366
     Free Fund                      Family Revocable Trust
     Class B                        Dtd 8-17-93
                                    Jacinda Potikian TTEE
                                    4475 N College
                                    Fresno CA 93704-3806

----------------
(1) This information, not being within the knowledge of the Trust, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional Shares have been omitted.

(2) Mr. George Daoust, in connection with his position with NYLIFE Distributors, has the power to vote all of the shares shown in the above table owned by NYLIFE Distributors. Mr. Daoust disclaims beneficial ownership of such shares.

         NYLIFE Distributors Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors Inc. is a wholly owned subsidiary of NYLIFE Inc., and an indirect wholly owned subsidiary of New York Life Insurance Company.

CODE OF ETHICS

         The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or an Investment Sub-Adviser unless such power is the result of their position with the Trust or Investment Sub-Adviser. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code.

                              FINANCIAL STATEMENTS

         The financial statements of the Capital Appreciation Fund, California Tax Free Fund, New York Tax Free Fund, Value Fund, Convertible Fund, Total Return Fund, High Yield Corporate Bond Fund, Government Fund (formerly the Government Plus Fund), Tax Free Bond Fund (formerly the MacKay-Shields MainStay Tax Free Bond Fund), International Bond Fund, International Equity Fund, Equity Index Fund, Money Market Fund, Strategic Income Fund and Strategic Value Fund, including the Portfolio of Investments as of December

31, 1997, the Statement of Assets and Liabilities as of December 31, 1997, the Statement of Operations for the year ended December 31, 1997, the Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996, the Notes to the Financial Statements and the Reports of Independent Accountants, all of which are included in the 1997 Annual Reports to the Shareholders are hereby incorporated by reference into this Statement of Additional Information.

         An audited financial statement for NYLIFE Inc. as of December 31, 1997, is included in this Statement of Additional Information.